As filed with the Securities and Exchange Commission on April 30, 2007

Registration Nos.: 2-89550; 811-03972

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

PRE-EFFECTIVE AMENDMENT NO.                  ( )

POST-EFFECTIVE AMENDMENT NO. 42        (X )

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 37	(X)

(Check appropriate box or boxes)

FUTUREFUNDS SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor's Principal Executive Officers) (Zip Code)

Depositor's Telephone Number, including Area Code:

(800) 537-2033

Beverly A. Byrne

Chief Legal Officer, Financial Services and Securities Compliance

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

James F. Jorden, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective.

Title of securities being registered: flexible premium deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space)

Immediately upon filing pursuant to paragraph (b) of Rule 485.
X On May 1, 2007, pursuant to paragraph (b) of Rule 485.
60 days after filing pursuant to paragraph (a)(1) of Rule 485.
On (date), pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FUTUREFUNDS SERIES ACCOUNT

of Great-West Life & Annuity Insurance Company

GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

Distributed by

GWFS Equities, Inc.

8515 East Orchard Road, Greenwood Village, Colorado 80111

(800) 701-8255

Overview

This Prospectus describes a group flexible premium deferred fixed and variable annuity contract (“Group Contract”) designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Internal Revenue Code of 1986, as amended (the “Code”). The Group Contract provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Group Contracts. Great-West Life & Annuity Insurance Company (“we,” “us,” “Great-West” or “GWL&A”) issues the Group Contracts in connection with:

•	pension or profit-sharing plans described in Code Section 401(a) (“401(a) Plans”);
•	cash or deferred profit sharing plans described in Code Section 401(k) (“401(k) Plans”);
•	tax sheltered or tax deferred annuities described in Code Section 403(b) (“403(b) Plans”);
•	deferred compensation plans described in Code Section 457(b) or (f) (“457(b) or (f) Plans”);
•	qualified governmental excess benefit plans described in Code Section 415(m) (“415(m) Plans”); and
•	nonqualified deferred compensation plans (“NQDC Plans”).

Participation in the Group Contracts

You may be eligible to participate in the Group Contract if you participate in one of the Plans described above. The owner of a Group Contract will be an employer, plan trustee, certain employer associations or employee associations, as applicable (“Group Contractowner”). We will establish a participant annuity account (“Participant Annuity Account”) in your name. This Participant Annuity Account will reflect the dollar value of the Contributions made on your behalf.

Payment Options

The Group Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments or a combination of both. If you select a variable payment option, your payments will reflect the investment experience of the Investment Divisions you select. Income can be guaranteed for your lifetime and/or your spouse’s lifetime or for a specified period of time, depending on your needs and circumstances.

Allocating Your Money

You can allocate your Contributions among several Investment Divisions of the FutureFunds Series Account (the "Series Account"). Each Investment Division invests all of its assets in one of the corresponding mutual funds (“Eligible Funds”). Following is a list of each Eligible Fund:

AIM Dynamics -Investor Class[1]	Maxim Index 600
AIM Large Cap Growth Fund - Class A Shares[1]	Maxim INVESCO ADR
AIM Small Cap Growth - Class A1	Maxim Loomis Sayles Bond
Alger American Balanced – Class O1	Maxim Loomis Sayles Small-Cap Value
Alger American MidCap Growth – Class O	Maxim Money Market
American Century® Income & Growth	Maxim Stock Index
American Century® Equity Income	Maxim T. Rowe Price Equity-Income
American Funds Growth Fund of America – Class R3	Maxim T. Rowe Price MidCap Growth
Artisan International	Maxim Trusco Small-Cap Growth (formerly Maxim MFS® Small-Cap Growth)[1]
Columbia Asset Allocation Fund, Variable Series – Class A	Maxim U.S. Government Securities (formerly Maxim U.S. Government Mortgage Securities Portfolio)[2]
Davis New York Venture Fund – Class R	Maxim Aggressive Profile I
Federated Capital Appreciation - Class A	Maxim Conservative Profile I
Fidelity VIP Contrafund® - Initial Class	Maxim Moderate Profile I
Fidelity VIP Growth – Initial Class	Maxim Moderately Aggressive Profile I
Franklin Small-Mid Cap Growth – Class A	Maxim Moderately Conservative Profile I

(List of Eligible Funds continues on the next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2007

Janus Aspen Series Worldwide Growth - Institutional Shares	MFS Strategic Growth Fund – Class A1
Janus Fund	Oppenheimer Capital Appreciation -Class A
Janus Twenty	Oppenheimer Global – Class A
Janus Worldwide	PIMCO Total Return - Administrative Class
Legg Mason Value Trust - Financial Intermediary Class	Pioneer Equity Income VCT Portfolio - Class II
Mainstay Small Cap Opportunity Fund – Class A	RS Diversified Growth[1]
Maxim Ariel Mid-Cap Value	RS Emerging Growth
Maxim Ariel Small-Cap Value	STI Classic Small Cap Growth Stock – Class I
Maxim Bond Index	The Jensen Portfolio – Class R
Maxim Bernstein International Equity (formerly Maxim Templeton International Equity)	Van Kampen Comstock Fund – Class R

1 These Investment Divisions are no longer open to incoming transfers and do not accept new contributions.

2 Effective July 14, 2006, the Maxim U.S. Government Securities Portfolio merged into and became part of the U.S. Government Mortgage Securities Portfolio and the Maxim U.S. Government Mortgage Securities Portfolio was renamed Maxim U.S. Government Securities Portfolio.

You can also allocate your money to certain options where you can earn a fixed rate of return on your investment. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission (the “SEC”).

The Investment Divisions and the Fixed Options available to you will depend on the terms of the Group Contract. Please consult with the Group Contractowner for more information.

This Prospectus presents important information you should read before participating in the Group Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Group Contract in the Statement of Additional Information (the “SAI”) dated May 1, 2007, which has been filed with the SEC. The SAI is incorporated by reference into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (800) 701-8255. You may also obtain the Prospectus, material incorporated by reference, and other information regarding us, by visiting the SEC’s Web site at http://www.sec.gov.

TABLE OF CONTENTS

Page

Definitions
Fee Tables
Condensed Financial Information
Great-West Life & Annuity Insurance Company
FutureFunds Series Account
Investments of the Series Account
The Group Contracts
Accumulation Period
Participant Enrollment Form and Initial Contribution
Free-Look Period
Subsequent Contributions
Participant Annuity Account Value
Making Transfers
Market Timing and Excessive Trading
Automatic Custom Transfers
Loans
Total and Partial Withdrawals
Cessation of Contributions
Death Benefit
Charges and Deductions
Periodic Payment Options
Annuity Payment Options
Federal Tax Consequences
Voting Rights
Distribution of the Group Contracts
State Regulation
Restrictions Under the Texas Optional Retirement Program
Reports
Rights Reserved by Great-West
Adding and Discontinuing Investment Options
Substitution of Investments
Legal Matters
Available Information
Appendix A, Condensed Financial Information
Appendix B, Calculation of Net Investment Factor

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

The Group Contract is not available in all states.

Definitions

Accumulation Period: The period between the effective date of your participation in the Group Contract and the Annuity Commencement Date. During this period, you are making Contributions to the Group Contract.

Accumulation Unit: An accounting measure we use to determine your Variable Account Value during the Accumulation Period.

Administrative Offices: The Administrative Offices of GWL&A are located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.

Annuity Commencement Date: The date payments begin under an annuity payment option.

Annuity Unit: An accounting measure we use to determine the dollar value of each variable annuity payment after the first payment.

Contribution(s): Amount(s) paid to us under the Group Contract on your behalf.

Eligible Fund: A mutual fund in which an Investment Division invests all of its assets.

Fixed Annuity: An annuity with payments that remain fixed throughout the payment period and which do not reflect the investment experience of an Investment Division.

Fixed Options: Investment options that provide a fixed rate of return to which you can allocate Contributions or make Transfers. There are currently three types of Fixed Options. They are the Daily Interest Guaranteed Sub-Account, the Guaranteed Certificate Funds and the Guaranteed Fixed Fund. Your interests in the Fixed Options are not securities and are not subject to review by the SEC. Please see your Group Contract for more information about the Fixed Options.

Group Contract: An agreement between GWL&A and the Group Contractowner providing a fixed and/or variable deferred annuity issued in connection with certain retirement plans.

Group Contractowner: Depending on the type of plan and the employer’s involvement, the Group Contractowner will be an employer, plan trustee, certain employer associations or employee associations.

Guaranteed Account Value: The sum of the value of each of your Guaranteed Sub-Accounts.

Guaranteed Sub-Accounts: The subdivisions of your Participant Annuity Account reflecting the value credited to you from the Fixed Options.

Investment Division: The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Contributions. Your Variable Account Value will reflect the investment performance of the corresponding Eligible Funds.

Participant: The person who is eligible to and elects to participate in the Group Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.

Participant Annuity Account: A separate record we establish in your name that reflects all transactions you make under the Group Contract.

Participant Annuity Account Value: The total value of your interest under the Group Contract. It is the total of your Guaranteed and Variable Account Values.

Premium Tax: The amount of tax, if any, charged by a state or other government authority.

Request: Any Request, either written, by telephone or computerized, which is in a form satisfactory to GWL&A and received in good order by GWL&A at its Administrative Offices.

Series Account: FutureFunds Series Account, a separate account, established by GWL&A to provide variable funding options for the Group Contracts. It is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Investment Divisions.

Transfer: When you move your Participant Annuity Account Value between and among the Investment Divisions and Fixed Options.

Transfer to Other Companies: The Transfer of all or a portion of your Participant Annuity Account Value to another company.

Valuation Date: The date on which we calculate the accumulation unit value of each Investment Division. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). It is also the date on which we will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Valuation Date. Your Participant Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Valuation Period: The period between the ending of two successive Valuation Dates.

Variable Account Value: The total value of your Variable Sub-Accounts.

Variable Sub-Account: A subdivision of your Participant Annuity Account reflecting the value credited to you from an Investment Division.

FEE TABLES

The following tables describe the fees and expenses that you, as a Participant, will pay under the Group Contract. The first tables describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or transfer cash value between investment options. State Premium Tax may also be deducted.

PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Contingent Deferred Sales Charge (as a percentage of amount distributed)	6%[1]

Transfer Fee	None

Premium Tax Charges	0.00% - 3.50%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you are a Participant under the Group Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge ..........................................................................$30.00

SERIES ACCOUNT ANNUAL EXPENSES

Mortality and Expense Risk Charge3

Maximum Periodic Mortality and Expense Risk Charge[4]	1.00%

(as a percentage of the Participant Annuity Account Value)

Maximum Daily Mortality and Expense Risk Charge[5]	1.25%

(as a deduction in the Net Investment Factor)

Total Series Account Annual Expenses	1.00% or, 1.25%

_________________________

1 The contingent deferred sales charge will be based upon the level applicable to your Group Contract. Under the applicable level, the contingent deferred sales charge is generally based on the amount distributed. For more information about the various Group Contract levels for the contingent deferred sales charge and circumstances in which a contingent deferred sales charge “free amount” may apply, please see the discussion on page __.

2 A premium tax charge may apply.

3 We deduct a mortality and expense risk charge as either a (i) daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”), or (ii) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”). Please see your Group Contract to determine if the Daily M&E Deduction or the Periodic M&E Deduction applies. After the Annuity Commencement Date, all Participants under the Group Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” on page __ for more information.

4 The periodic M&E Deduction is assessed as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Please see “Charges and Deductions: Mortality and Expense Rick Deductions” on page __ for more information.

5 The Daily M&E Deduction is a charge deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix B. Please see “Charges and Deductions: Mortality and Expense Rick Deductions” on page __ for more information.

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you are a Participant under the Group Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.

TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSE	Minimum	Maximum

(Expenses that are deducted from Eligible Fund assets,

including management fees, distribution and/or

service (12b-1) fees, and other expenses)[6]	0.46%	1.65%[7]

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Group Contract with the cost of investing in other variable annuity contracts. These costs include a Participant’s transaction expenses, contract fees, variable account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 under the Group Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$891	$1,490	$2,114	$3,188

(2) If you annuitize your contract OR if you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$291	$890	$1,514	$3,188

_________________________

6 Five of the Eligible Funds, the Maxim Profile Portfolios, are "fund of funds" that invest substantially all of their assets in shares of other Maxim Series Fund Portfolios. Because of this, the Maxim Profile Portfolios also bear their pro rata share of the operating expenses of the underlying Maxim Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Maxim Profile Portfolios as a result of their investment in shares of one or more underlying Maxim Portfolio.

7 The expenses shown do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Fund's expenses in order to keep the Portfolios' expenses below specified limits. The expenses of certain Eligible Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2007. Other Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds after all fee reductions and expense reimbursements are 0.46% and 1.65%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

The examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

CONDENSED FINANCIAL INFORMATION

Attached as Appendix A is a table showing selected condensed financial information concerning Accumulation Units for each Investment Division. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Participant Annuity Account Value, such as the Contract Maintenance Charge or the Periodic Mortality and Expense Risk Charge. The information in the table is derived from various financial statements of the Series Account, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm. To obtain a fuller picture of each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

GWL&A is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in February of 1982. In September of 1990, GWL&A redomesticated and is now organized under the laws of the state of Colorado.

GWL&A is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam and in all states in the United States, except New York.

GWL&A is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

GWL&A has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

FUTUREFUNDS SERIES ACCOUNT

We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust. This registration does not involve supervision of the Series Account or GWL&A by the SEC.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains or losses of any other Investment Division and without regard to any other business GWL&A may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business GWL&A may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of GWL&A.

The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. If we decide to make additional Investment Divisions available to Group Contractowners, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.

INVESTMENTS OF THE SERIES ACCOUNT

The Eligible Funds

Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its plan. Please consult with your Group Contractowner or employer, as the case may be, or one of our authorized representatives for more information concerning the availability of Eligible Funds under your Group Contract.

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Insurance-Dedicated Eligible Funds. Many of the Eligible Funds described in this prospectus are available only to insurance companies for their variable contracts. Such Eligible Funds are often referred to as “insurance dedicated funds,” and are used for “mixed” and “shared” funding. “Mixed funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are bought for variable life insurance policies issued by us or other insurance companies. “Shared funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought by other insurance companies for their variable annuity contract.

Some of the Insurance-Dedicated Eligible Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

Public Eligible Funds. Twenty-four of the Eligible Funds, which the Investment Divisions buy for the Group Contract, are also available to the general public. Investment Divisions investing in the following public Eligible Funds are not available for non-qualified Plans sponsored by a taxable employer:

•	AIM Large Cap Growth Fund (Class A)
•	AIM Dynamics Fund (Investor Share Class)
•	AIM Small Cap Growth Fund (Class A)
•	American Century Equity Income Fund
•	American Century Income & Growth Fund
•	American Funds Growth Fund of America (Class R3)
•	Artisan International Fund (Investor Class)
•	Davis New York Venture Fund (Class R)
•	Federated Capital Appreciation Fund (Class A)
•	Franklin Small-Mid Cap Growth Fund (Class A)
•	Janus Twenty Fund
•	Janus Worldwide Fund
•	Janus Fund
•	Legg Mason Value Trust (Financial Intermediary Class)
•	Mainstay Small Cap Opportunity Fund (Class A)
•	MFS Strategic Growth Fund (Class A)
•	Oppenheimer Capital Appreciation Fund (Class A)
•	Oppenheimer Global Fund (Class A)
•	PIMCO Total Return Fund (Administrative Class)
•	RS Diversified Growth Fund
•	RS Emerging Growth Fund
•	STI Classic Small Cap Growth Stock Fund (Class I)
•	The Jensen Portfolio (Class R)
•	Van Kampen Comstock Fund (Class R)

Some of the Eligible Funds’ investment advisers or administrators may compensate us for providing administrative services in connection with the Eligible Funds or cost savings experienced by the investment advisers or administrators of the Eligible Funds. Such compensation is typically based on an annual percentage of Series Account average net assets held in that Eligible Fund by us. The percentage paid may vary from one Eligible Fund company to another and generally may range up to 0.50% annually of net assets. For certain Eligible Funds, some of this compensation may be paid out of Rule 12b-1 fees (ranging up to 0.50% annually of net assets) that are deducted form Eligible Fund assets for providing distribution services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. Any such fees deducted from Eligible Fund assets are disclosed in the Eligible Fund prospectuses. If GWFS receives 12b-1 fees, combined compensation for administration related services generally ranges up to 0.75% annually of Series Account assets invested in an Eligible Fund.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy. There is no assurance that any of the Eligible Funds will achieve their respective objectives.

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio. The portfolio seeks to meet this objective by investing in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. The portfolio also invests in high-quality, short term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality). The portfolio invests in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the “Lehman Index”). The portfolio uses a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

Maxim Loomis Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The portfolio focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the portfolio, and maximum total return potential. It may invest up to 20% in preferred stocks, convertible preferred stocks or foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation) and up to 35% in below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The portfolio may invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The portfolio may also invest up to 20% of its net assets in dollar rolls and/or mortgage dollar rolls. The portfolio focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 Index at the time of purchase. This portfolio will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The portfolio actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The portfolio will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2000 of the smallest U.S. companies in the Russell 3000 Index. The portfolio seeks to build a core small-cap portfolio of common stocks of solid growth companies that the portfolio’s manager believes are under-valued in the market and opportunistically invest in companies that have experienced significant business problems but which are believed to have favorable prospects for recovery.

Maxim Trusco Small-Cap Growth Portfolio (formerly, Maxim MFS® Small-Cap Growth Portfolio) seeks to achieve long-term capital growth. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This portfolio may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion as well as invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depositary Receipts (“ADRs”) are not subject to this 25% limitation. The portfolio seeks to identify companies believed to have favorable opportunities for capital appreciation within their industry group and invest in these companies when they are determined to be in the developing stages of their life-cycle and have demonstrated, or are expected to achieve, long-term earnings growth.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The portfolio seeks to own the securities contained in the Benchmark Index in as close as possible a proportion as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Index.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor’s (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap Index, weighted according to

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1 Standard & Poor’s, S&P 500 Composite Index, S&P Mid-Cap Index, S&P Small-Cap 600 Stock Index, S&P/BARRA Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Eligible Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

their respective pro-rata share of the market.1 The portfolio seeks to own the securities contained in the Benchmark Indexes in as close as possible a proportion as each stock’s weight in the Benchmark Indexes. This may be accomplished through ownership of all stocks in the Benchmark Indexes and/or through a combination of stock ownership and owning futures contracts on the Benchmark Indexes and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Indexes.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The portfolio emphasizes companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation. The portfolio may also invest up to 25% of its assets in foreign securities. The portfolio seeks to invest in companies which have some of the following characteristics: established operating histories; above-average current dividend yield relative to the S&P 500 Index, sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. In pursuing its investment objective, the portfolio’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the portfolio’s objectives.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Russell 3000 Index at the time of purchase. The portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The portfolio actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The portfolio will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or the manufacture of equipment to produce nuclear energy.

Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The market capitalization of the companies in the portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The portfolio may also invest up to 25% of its total net assets in foreign securities. In pursuing its investment objective, the portfolio’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the portfolio’s objectives.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the SEC and traded in the U.S. The portfolio will select stocks from approximately 2,200 large and medium-sized capitalization companies, with a minimum market capitalization of $1 billion. The portfolio analyzes potential investments through an investment model which compares stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth.

Maxim Bernstein International Equity Portfolio (formerly, Maxim Templeton International Equity Portfolio) seeks long-term capital growth. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the U.S., including those in emerging markets. The portfolio will focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

The Alger American Fund

Alger American Balanced Portfolio (Class O) seeks current income and long-term capital appreciation. This portfolio focuses on stocks of companies with growth potential and fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio’s fixed-income investments will be concentrated within the four highest categories as determined by an established rating agency or, if not rated, will have been determined by the portfolio manager to be of comparable quality. The portfolio may also invest up to 10% of its net assets in lower-rated securities rated “B” (or the equivalent) or better by any one of those rating agencies or, if not rated, will have been determined by the portfolio manager to be of comparable quality. Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities. This Investment Division is no longer open to incoming transfers and does not accept new Contributions.

Alger American MidCap Growth Portfolio (Class O) seeks long-term capital appreciation. This portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell MidCap Growth Index or the S&P MidCap 400 Index, updated quarterly.

Columbia Funds Variable Investment Trust

Columbia Asset Allocation Fund, Variable Series (Class A) seeks high total investment return. The fund’s investment advisor allocates the fund’s assets among various classes of equity and debt securities, including: large capitalization (“large-cap”) growth stocks; large-cap value stocks; middle capitalization (“mid-cap”) growth stocks; mid-cap value stocks; small capitalization (“small-cap”) growth stocks; small-cap value stocks; real estate investment trust (“REITs”); foreign stocks; investment grade bonds; and, non-investment grade bonds, Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class. The fund’s lead portfolio managers allocate the fund’s assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portfolio of the fund’s assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the fund’s advisor. In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the fund will have one of the top four ratings assigned by Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as “junk bonds”). The fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bonds markets. Derivatives are financial instruments whose values depend on, or derived from, the value of an underlying security, index or currency. The fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind. The fund may also invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the fund’s active allocation strategy. The fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the fund’s assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security. As part of its investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Fidelity Variable Insurance Products Funds

Fidelity VIP Growth Portfolio (Initial Class) seeks capital appreciation primarily by investing in common stocks. The portfolio normally invests its assets primarily in common stocks of companies that are believed to have above-average growth potential (stocks of these companies are often called ‘growth’ stocks). The portfolio may also invest in domestic and foreign issuers. The portfolio uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation by investing primarily in common stocks. The portfolio normally invests its assets in securities of companies whose value is believed to be not fully recognized by the public. The portfolio may invest in domestic and foreign issuers and may also invest in either “growth” or “value” stocks or both.

Janus Aspen Series

Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The portfolio invests in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from several different countries, including the United States. The portfolio may, under certain circumstances, invest in a single country. The portfolio may have significant exposure to emerging markets.

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio (Class II) seeks current income and long-term growth of capital from a portfolio consisting of primarily income producing equity securities of U.S. corporations.

The following Eligible Funds are publicly offered mutual funds:

AIM Funds

AIM Large Cap Growth Fund (Class A) seeks long term growth of capital. This fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. The fund considers a company to be a large-capitalization company if at the time of purchase, it is included in the Russell 1000® Index during the most recent 11-month period, (based on the most recent month-end data), plus the most recent data during the current month. The portfolio managers purchase securities of a limited number of large-cap that they believe have the potential for above-average growth in revenues and earnings. The fund may invest in convertible securities and synthetic instruments. The fund may invest up to 25% in foreign securities and may engage in active and frequent trading which can increase transaction costs.

For risks associated with investing in the fund, please see the prospectus.

This Fund is no longer open to incoming Transfers and does not accept new Contributions.

AIM Dynamics Fund (Investor Share Class) seeks long-term growth of capital. It normally invests at least 65% of its assets in equity securities of mid-capitalization companies which are defined as companies that, at the time of purchase, are included in the Russell MidCap® Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s portfolio invests in (1) consistent growth companies, which are industry leaders serving growing, non-cyclical markets whose performance tends to remain constant regardless of economic conditions; and (2) “earnings-acceleration” holdings that are driven by near-term catalysts such as new products, improved processes, and/or specific economic conditions which ma lead to rapid sales and earnings growth. The adviser strives to control the fund’s volatility and risk by diversifying fund holdings across sectors and also by building a portfolio of 100 to

120 stocks with approximately equal weights For risks associated with investing in the fund, please see the Fund’s prospectus.

This Fund is no longer open to incoming Transfers and does not accept new Contributions.

AIM Small Cap Growth Fund (Class A) seeks long-term growth of capital. Under normal market conditions, the fund seeks to meet this objective by normally investing at least 80% of its assets in securities of small-capitalization companies. In selecting securities for the fund’s portfolio, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than expected increase in earnings. The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of the purchase, in other market capitalization ranges and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. For additional information regarding the impact of IPO investments on the fund’s performance, please see the fund’s prospectus.

American Century Funds (Investor Class)

American Century Equity Income Fund seeks to provide current income. Capital appreciation is a secondary objective. The fund seeks to meet these objectives by investing in securities that the fund's managers believe have a favorable income-paying history that have prospects for dividend payments to continue or increase. The fund managers also look for securities of companies that they believe are undervalued and have the potential for an increase in price. The fund seeks to receive dividend payments that provide a yield that exceeds the yield of the stocks comprising the S&P 500 Index. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The fund managers also look for companies whose dividend payments appear high when compared to the stock price. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 85% of the fund's assets invested in income-paying securities and at least 80% of its assets in equity securities at all times.

American Century Income & Growth Fund seeks to provide long-term capital growth. Income is a secondary objective. The fund seeks to meet these objectives by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies (measured by the value of their stock). This is determined by using a computer model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the fund managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the fund managers use, among others, the rate of growth of a company’s earnings and changes in its earnings estimates. The fund managers’ goal is to create a fund that provides better returns than the Standard & Poor’s 500 Index, without taking on significant additional risk. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

American Funds

American Funds Growth Fund of America (Class R3) seeks to provide growth of capital. The fund invests primarily in common stocks. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities. The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada and not included in Standard & Poor's 500 Composite Index. Investments outside the United States may be subject to certain risks. The fund may invest up to 10% of its assets in lower quality nonconvertible debt securities (rated Ba or below by Moody’s Investors Service and BB or below by Standard & Poor’s Corporation or unrated but determined to be of equivalent quality). The values of debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments.

Artisan Funds, Inc.

Artisan International Fund (Investor Class) seeks maximum long-term capital growth. Under normal market conditions, this fund seeks to meet this objective by investing at least 65% of its net assets at market value in stocks of foreign companies, in a portfolio that is broadly diversified by country, industry and company.

Davis Funds

Davis New York Venture Fund (Class R) seeks long-term growth of capital. The fund invests the majority of it’s assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. Davis Advisors conduct extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Federated Equity Funds

Federated Capital Appreciation Fund (Class A) seeks to provide capital appreciation. Under normal market conditions, the fund invests primarily in common stock of companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued.

Franklin Strategic Series Funds

Franklin Small-Mid Cap Growth Fund (Class A) seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. small cap and mid cap companies. Shareholders will be given 60 days' advance notice of any change to this policy. The fund considers mid cap companies to be companies with market cap values not exceeding $8.5 billion and small cap companies to be companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the fund manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds the small or mid cap measures described above.

Janus Funds

Janus Twenty Fund seeks long-term growth of capital. Under normal market conditions, it seeks to meet this objective by investing primarily in common stocks selected for their growth potential. The fund normally concentrates its investments in a core group of 20-30 common stocks.

Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Under normal market conditions, it seeks to meet this objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States; however, the fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The fund may have significant exposure to emerging markets.

Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Under normal market conditions, it seeks to meet this objective by investing primarily in common stocks selected for their growth potential. The fund normally concentrates its investments in larger, more established companies.

Legg Mason Equity Funds

Legg Mason Value Trust (Financial Intermediary Class) seeks long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, by factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business.

Mainstay Funds

Mainstay Small Cap Opportunity Fund (Class A) seeks high total return. The fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the Russell 2000® Index, the S&P SmallCap 600® Index, or a universe selected from the smallest 2,000 companies and largest 3,000 companies ranked by market capitalization. The fund invests primarily in small-capitalization stocks that the fund’s manager, determines are value stocks. “Value” stocks are stocks that the fund’s manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or “cheap” relative to the rest of the equity market. In selecting stocks, the fund’s manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks. In selecting the issues to be placed in the fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income;

therefore, the fund’s portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

Under normal market conditions, the fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500® Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the fund from investing in larger capitalization companies if the fund’s manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies. The fund also may invest up to 5% of its total assets in warrants.

MFS® Strategic Growth Fund

MFS Strategic Growth Fund (Class A) seeks capital appreciation. Under normal market conditions, the fund invests its assets primarily in equity securities. The fund focuses on investing its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While the fund may invest its assets in companies of any size, the fund generally focuses on companies with large capitalizations. The fund may invest it’s assets in foreign securities and derivatives. The fund’s adviser may also enter into short sales for the fund.

Oppenheimer Funds

Oppenheimer Capital Appreciation Fund (Class A) seeks capital appreciation. Under normal market conditions, the fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the investment adviser believes may appreciate in value over the long term.

Oppenheimer Global Fund (Class A) seeks capital appreciation. Under normal market conditions, the fund invests mainly in common stocks of U.S. and foreign companies. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the United States, Western Europe countries and Japan. The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies. The fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the fund normally will invest in at least three countries (one of which may be the United States). Typically, the fund invests in a number of different countries.

PIMCO Funds

PIMCO Total Return Fund (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration normally varies within a three- to six-year time frame based on the investment adviser’s forecast for interest rates.

RS Investment Trust

RS Diversified Growth Fund seeks long-term capital growth. Under normal market conditions, the fund typically invests in a diversified portfolio of small-capitalization growth companies across a broad mix of industries. The fund principally invests in equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter. The fund may at times invest a substantial portion of its assets in technology companies.

RS Emerging Growth Fund seeks capital appreciation. Under normal market conditions, the fund invests principally in smaller, rapidly growing emerging companies. Although the fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $2.0 billion or less. The fund may at times invest a substantial portion of its assets in technology companies.

STI Classic Funds

STI Classic Small Cap Growth Stock Fund (Class I) seeks to provide long-term capital appreciation. It generally invests at least 80% of its net assets in common stocks of small cap U.S. companies (i.e., companies with market capitalizations below $3 billion) that the Fund’s adviser believes have strong fundamentals, such as positive earnings trends and reasonable valuations.

The Jensen Portfolio

The Jensen Portfolio (Class R) seeks long-term capital appreciation. The fund invests primarily in the common stocks of approximately 25 companies selected according to the specific, long-term investment criteria established by the fund’s investment adviser. A company must have satisfied the following criteria to be selected for investment by the fund: (1) attained a return on equity of at least 15% per year for each of the prior 10 years; (2) be in excellent financial condition based on certain qualitative factors such as ability to grow its business from excess cash flow; (3) be selling at a significant discount to its intrinsic value (as determined by the fund’s investment adviser); (4) demonstrate commitment to increasing shareholder value by acquiring companies that contribute to their competitive advantage, paying off debt, repurchasing outstanding shares or increasing dividends; (5) in the fund’s investment adviser’s opinion, established entry barriers as evidenced by: (a) differentiated products which can be protected from competition by patents, copyright protection, effective advertising or other means; (b) economies of scale in production, marketing or maintenance of the company’s products or services; (c) absolute cost advantages, such as obtaining raw materials at lower costs; (d) capital requirements at a level which make it impractical for other firms to enter the business; or (e) other sustainable competitive advantages identified by the fund’s investment adviser; and (6) in the fund’s investment adviser’s opinion, have the capability of continuing to meet the above criteria.

Van Kampen Investments

Van Kampen Comstock Fund (Class R) seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Eligible Fund Investment Advisers

AIM Funds are advised by A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alger American Fund is advised by Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003.

American Century Investor Class Equity Income Fund and American Century Income & Growth Fund are advised by American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111.

American Funds Growth Fund of America is advised by Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071.

Artisan International Fund is advised by Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Columbia Funds Variable Investment Trust is advised by Columbia Management Advisors, Inc., One Financial Center, Boston, MA 02111.

Davis New York Venture Fund is advised by Davis Select Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Federated Equity Funds are advised by Federated Equity Management Company of Pennsylvania, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Fidelity Variable Insurance Products Fund is advised by Fidelity Management & Research Company, 2 Devonshire Street, Boston Massachusetts 02109.

Franklin Small-Mid Cap Growth Fund is advised by Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Janus Aspen Series is advised by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.

Janus Worldwide Fund, Janus Fund and Janus Twenty Fund are advised by Janus Capital Management, LLC, 151 Detroit Street, Denver, Colorado 80206.

Legg Mason Equity Funds are advised by Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202.

Mainstay Small Cap Opportunity Fund is advised by New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

MFS Strategic Growth Fund is advised by Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Funds are advised by OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281.

PIMCO Funds are advised by Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660.

Pioneer Variable Contracts Trust is advised by Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109.

RS Diversified Growth Fund and RS Emerging Growth Fund are advised by RS Investment Management, L.P., 388 Market Street, Suite 1700, San Francisco, California 94111.

STI Classic Funds are managed by Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

The Jensen Portfolio, Inc. is managed by Jensen Investment Management, Inc., 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204.

Van Kampen Comstock Fund is advised by Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an SEC order granting exemptions, which permits MCM, without shareholder approval, to hire sub-advisors to manage the investment and reinvestment of the assets of the Portfolios of Maxim Series Fund, Inc. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC serves as the sub-adviser to the Maxim Ariel Mid-Cap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Chicago, Illinois 60601.

BNY Investment Advisors serves as the sub-adviser of the Maxim Stock Index, Maxim Index 600, Maxim Growth Index and Maxim Value Index Portfolios. BNY is located at One Wall Street, New York, New York 10286.

INVESCO Global Asset Management (N.A.), Inc. serves as the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1360 Peachtree Street, Atlanta, Georgia 30309.

Loomis, Sayles & Company, LP ("Loomis Sayles") serves as the sub-adviser to the Maxim Loomis Sayles Bond Portfolio and the Maxim Loomis Sayles Small-Cap Value Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

Trusco Capital Management, Inc. serves as the sub-adviser of the Maxim Trusco Small-Cap Growth Portfolio. Trusco is located at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

Alliance Capital Management L.P. ("Alliance") serves as the sub-advisor for the Maxim Bernstein International Equity Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York, 10105.

T. Rowe Price Associates, Inc. serves as the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Reinvestment and Redemption

All dividend distributions and capital gains made by an Eligible Fund will be automatically reinvested in shares of that Eligible Fund on the date of distribution. We will redeem Eligible Fund shares to the extent necessary to make annuity or other payments under the Group Contracts.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated objectives.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-701-8255, or by writing to Great-West at D790 – Great-West Retirement ServicesSM Marketing, P.O. Box 1700, Denver, Colorado 80201-9952. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

THE GROUP CONTRACTS

Group Contract Availability

The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement plans. We issue the Group Contract in connection with:

•	401(a) Plans;
•	401(k) Plans;
•	403(b) Plans;
•	457(b) or (f) Plans;
•	415(m) Plans; and
•	NQDC Plans.

The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other plans, Participants have only those rights that are specified in the plan.

Purchasing an Interest in the Group Contract

Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable or a GWFS representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the plan and the Group Contract.

Contributions

Your employer will send us contributions on your behalf. Except as limited by the Code or your plan, there is no minimum amount or number of Contributions. You can make Contributions at any time before your Annuity Commencement Date. We will receive a report of the amount paid as Contributions and this report is conclusive and binding on the Group Contractowner and any person or entity claiming an interest under the Group Contract. When the Group Contractowner’s report does not coincide with the Contributions received and the inconsistency is not resolved within a period of time required under the law, Great-West will return the Contribution to the payor.

Participant Annuity Account

When we approve your Participant enrollment form we will establish a Participant Annuity Account in your name to reflect all of your transactions under the Group Contract. You will receive a statement of your Participant Annuity Account Value no less frequently than annually. You may also review your Participant Annuity Account Value through KeyTalk® or via the Internet.

Assignments and Transfers

In general, the interest of any Participant or Group Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered or in any way alienated by any of them.

ACCUMULATION PERIOD

Participant Enrollment Form and Initial Contribution

(For 403(b) Plans (other than employer-sponsored plans):

If your Participant enrollment form is complete, we will allocate your initial Contributions to the Investment Divisions according to the instructions in your Participant enrollment form within two business days of receipt at our Administrative Offices. If your Participant enrollment form is incomplete, we will immediately place your initial Contributions in the Maxim Money Market Investment Division while we try to complete the Participant enrollment form. Upon completion of your Participant enrollment form, the initial Contribution will be allocated to the Investment Divisions according to your instructions in the Participant enrollment form. If your Participant enrollment form remains incomplete after 105 days we will return your Contribution along with investment earnings (if any).

(For all other plans:

If your Participant enrollment form is complete we will allocate your initial Contributions to the Investment Divisions pursuant to instructions in your Participant enrollment form, within two business days of receipt at our Administrative Offices. If your Participant enrollment form is incomplete, we will contact you or the Group Contractowner to obtain the missing information. If your Participant enrollment form remains incomplete for five business days, we will immediately return your Contributions. If we complete a Participant enrollment form within five business days of our receipt of the incomplete Participant enrollment form, we will allocate your initial Contribution within two business days of the Participant enrollment form’s completion in accordance with your allocation instructions. However, if your Participant enrollment form is incomplete solely because you have not provided complete allocation instructions, we will consider the Participant enrollment form to be complete if the Group Contractowner has directed us to allocate your initial Contribution to a specified Investment Division or Fixed Option as authorized by the specific retirement plan.

Free Look Period

Where required by law, you may have the ability to cancel your interest in the Group Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of GWL&A within 10 days after GWL&A receives your completed application form (or longer where required by law). We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or, (2) your Participant Annuity Account Value.

Subsequent Contributions

We will allocate subsequent Contributions according to the allocation instructions you provided in the Participant enrollment form. We will allocate Contributions on the Valuation Date we receive them.

You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date you specify in your Request or (2) the Valuation Date on which we receive your request at our Administrative Offices. Once you change your allocation instructions, those instructions will be effective for all subsequent Contributions until changed.

Participant Annuity Account Value

Before the Annuity Commencement Date, your Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or Transfer to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution, less any applicable premium tax, or Transfer to an Investment Division by that Investment Division’s Accumulation Unit value. The number of Accumulation Units will decrease for charges deducted and Transfers, withdrawals, or loans, if available for the Investment Division. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division's Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the Net Investment Factor referred to above.

Making Transfers

Prior to your Annuity Commencement Date, you can Transfer your Participant Annuity Account Value among the Investment Divisions and the Fixed Options subject to the following limitations:

•	You may Transfer all or a portion of your Participant Annuity Account Value held in any of the Investment Divisions and/or the Daily Interest Guaranteed Fixed Option at any time by Request.
•

You may Transfer all or a portion of your Participant Annuity Account Value held in any of the Guaranteed Certificate Funds Fixed Options only at Certificate maturity by Request. (See your Group Contract for more information.)

•

You may Transfer all or a portion of your Participant Annuity Account into the Guaranteed Fixed Fund (GFF) at any time. However, the percentage available for Transferring out of the GFF will range from 20% to 100% of the previous December 31 account balance. (See your Group Contract for more information.)

Your Request must specify:

•	the amounts being transferred,
•	the Investment Division(s) or Fixed Options from which the Transfer is to be made, and
•	the Investment Division(s) or Fixed Options that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

You may make Transfers by telephone or through the Internet. We will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. We will not be liable for losses resulting from telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Group Contracts, and for any reason. Withdrawals are not permitted by telephone.

A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. Additional Transfer conditions apply to Transfers to or from the Fixed Options. Please see your Group Contract for more information.

We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time. Transfer restrictions may be necessary to protect investors from the effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs which must be borne by you.

Although you are permitted to make transfers by telephone or through the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading

The Group Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Participants in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund's portfolio securities and the reflection of that change in the Eligible Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading (collectively, “prohibited trading”) by Participants. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If prohibited trading is suspected by an Eligible Fund, we will provide a report of the Participant's trading activity to the Eligible Fund. The Eligible Fund will determine whether such activity constitutes prohibited trading. If it does, GWL&A will contact the Participant to request that the Participant cease prohibited trading. Some Eligible Funds may require that trading restrictions be implemented immediately without warning, in which case we will notify the Participant and the plan of the restriction imposed by the Eligible Fund(s), as applicable.

Upon request of the Eligible Fund, we will provide subsequent reports of the Participant's trading activity to the Eligible Fund. If based on a report, the Eligible Fund determines that the Participant has not ceased prohibited trading, the Eligible Fund will instruct us to warn the Participant that a trading restriction imposed by the Eligible Fund may apply. If the plan continues to offer the Eligible Fund(s), the following Eligible Fund trading restriction applies:

Upon receipt of instructions from an Eligible Fund, we will restrict the Participant from making transfers into the identified Eligible Fund(s) for the period of time specified by the Eligible Fund(s). Restricted Participants will be permitted to make transfers out of the identified Eligible Fund(s) to other available

Eligible Fund(s). When the Eligible Fund’s restriction period has been met, the Participant will automatically be allowed to resume transfers into the identified Eligible Fund(s).

Additionally, if prohibited trading persists, the Eligible Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the plan, including those trades of individuals who are not engaging in improper trading. Inherently subjective judgments will be involved if an Eligible Fund decides to reject all trades initiated by a plan. The discretionary nature of our procedures creates a risk that we may treat some plans or some Participants differently than others.

Please note that the Series Account's market timing procedures are such that the Series Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibit trading activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Eligible Funds may be disrupted and the Participants may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Participants, and we do not exempt any persons from these procedures. A plan sponsor, however, may elect to implement plan level restrictions to curb improper trading by Participants. To the extent that such procedures are effective, we will not receive requests for information concerning trading activity from the Eligible Funds or requests to implement the trading restrictions above. In addition, we do not enter into agreements with Participants whereby we permit prohibited trading. Subject to applicable state law and the terms of each Group Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, an Eligible Fund may impose a redemption fee. Participants should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Eligible Fund. Under rules recently adopted by the SEC we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Participants who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in the Eligible Funds’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Participant's Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from a Participant engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by an Eligible Fund.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. Dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Valuation Date you select one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the applicable Variable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payments from an annuity payment option.

Dollar cost averaging Transfers must meet the following conditions:

(The minimum amount that can be Transferred out of an Investment Division is $100 per month.

(You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Investment Division into which you are transferring money. The Accumulation Unit values will be determined on the Transfer date.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time for any reason.

Rebalancer

Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Valuation Date specified in your Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the transaction date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using Rebalancer.

On a Rebalancing Valuation Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. The Rebalancer option will terminate automatically when you start taking payments from an annuity payment option.

Rebalancer Transfers must meet the following conditions:

(Your entire Variable Account Value must be included.

(You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time, by Request.

You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time and for any reason.

Loans

(Loans are not available under 415(m), NQDC, non-governmental 457(b) or 457(f) Plans.

(Under 401(a), 401(k), 403(b) or governmental 457(b) Plans, loans may be available under your plan.

(Consult your employer or Group Contractowner, as the case may be, for complete details.

Total and Partial Withdrawals

You may Request to make a total or partial withdrawal at any time before your Annuity Commencement Date.

(The right to a total or partial withdrawal is subject to any limitations or restrictions contained in the underlying retirement plan.

(When we receive a Request for a partial withdrawal within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by up to 30 days.

(A Request for partial withdrawal must specify the Investment Division(s) or Fixed Option(s) from which the partial withdrawal is to be made.

The amount available for any withdrawal is your Participant Annuity Account Value as determined on the Valuation Date you Request the withdrawal to be made. We will process your withdrawal Request on the later of the date selected in the Request or the Valuation Date on which we receive the Request at our Administrative Offices.

We will process your withdrawal based on the accumulation unit values next determined after we receive your withdrawal Request. This means that if we receive your Request prior to 4:00 p.m. Eastern Time, we will process the withdrawal at the unit values calculated as of 4:00 p.m. Eastern Time that Business Day. If we receive your Request at or after 4:00 p.m. Eastern Time, we will process the withdrawal at the unit values calculated as of 4:00 p.m. Eastern Time on the following Business Day.

Withdrawal proceeds attributable to the Investment Divisions will generally be paid by us within seven days of the Valuation Date on which we process your Request, though payment may be postponed for a period in excess of seven days as permitted by the Investment Company Act of 1940. You may apply the amount payable upon a total withdrawal to an Annuity Payment Option instead of receiving a lump-sum payment.

After a total withdrawal of your Participant Annuity Account Value or at any time such value is zero, all of your rights under the Group Contract will terminate.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and will not be processed.

There are additional conditions that apply to a partial or total withdrawal of your Guaranteed Account Value. Certain restrictions apply to partial or total withdrawals under a Group Contract. (See "Federal Tax Consequences” on page __.)

You may have to pay a Contingent Deferred Sales Charge upon a partial or total withdrawal. (See "Charges and Deductions" on page __.) In addition, there may be certain tax consequences to you when you make withdrawals. (See "Federal Tax Consequences" On page __.)

Cessation of Contributions

In the future, either GWL&A or the Group Contractowner may determine that no further Contributions will be made under the Group Contract. Should this occur, then GWL&A or the Group Contractowner, as applicable, shall provide the other party 60 days written notice that no future Contributions or Transfers will be made (this is referred to as a Date of Cessation). After cessation of Contributions, GWL&A shall continue to administer all Participant Annuity Accounts in accordance with the provisions of the Group Contract until the Group Contract is terminated.

In the event that a Date of Cessation is declared and the Group Contract is terminated, the Group Contractowner must, by Request, elect one of the following Cessation Options:

(Cessation Option (1):

GWL&A will maintain each Participant Annuity Account until it is applied to a payment option. A contingent deferred sales charge, if applicable, will apply to Transfers to Other Companies.

iCessation Option (2):

GWL&A will pay, within seven (7) days of the Date of Cessation, the Variable Account Values of the Participant Annuity Accounts to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s plan. GWL&A will pay the sum of the Guaranteed Account Values of the Participant Annuity Accounts as of the Date of Cessation to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s plan, in 20 equal quarterly installments.

•	Cessation Option (3):

In the event of an early termination under certain Group Contracts with a Guaranteed Fixed Fund option, GWL&A will pay the Variable Account Values in accordance with the procedure described in Cessation Option (2). GWL&A will pay the Guaranteed Fixed Fund Values within 30 days of the Date of Cessation in accordance with the terms of the Guaranteed Fixed Fund rider to the Group Contract.

If the Group Contractowner has not elected a cessation option within thirty (30) days of the Date of Cessation, Cessation Option (1) will be deemed to have been elected for Group Contracts without a Guaranteed Fixed Fund rider.

CESSATION OPTIONS (2) AND (3) MAY NOT BE AVAILABLE IN ALL GROUP CONTRACTS.

Death Benefit

Payment of Death Benefit

We will pay a death benefit to your beneficiary if you die before the Annuity Commencement Date.

(If you die prior to age 70, the death benefit will be the greater of: (1) your Participant Annuity Account Value less any Premium Taxes, or (2) the sum of all Contributions paid less any withdrawals and any applicable Premium Tax.

(If you die on or after your 70th birthday, the death benefit will be your Participant Annuity Account Value, less any Premium Taxes.

You designate the beneficiary to whom the death benefit will be paid.

Your beneficiary may elect to receive the death benefit:

(under any of the Annuity Payment Options,

(as a lump-sum payment, or

(as a partial lump-sum payment with the balance applied toward an Annuity Payment Option.

Your beneficiary must make this election within 60 days after we receive adequate proof of your death. If no election is made within the 60 day period, a lump-sum payment to your beneficiary will be made.

Your Participant Annuity Account Value, for purposes of determination of the death benefit, will be calculated at the end of the Valuation Period during which we receive both proof of death and an election by the person receiving payment at GWL&A's Administrative Offices. If no election is made, your Participant Annuity Account Value will be determined 60 days after the date on which proof of death is received.

Distribution of the Proceeds

(If the beneficiary Requests a lump-sum or partial lump-sum payment, the proceeds will be paid within seven (7) days of GWL&A's receipt of such election and adequate proof of death.

(If the beneficiary Requests any Annuity Payment Option, the annuity payment shall commence thirty (30) days after the receipt of both such election and adequate proof of death.

We will pay the death benefit in accordance with any applicable laws and regulations governing payment of death benefits, subject to postponement in certain circumstances as permitted by the Investment Company Act of 1940.

You may designate or change a beneficiary by sending us a Request. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

(if there is more than one primary surviving beneficiary, the Participant Annuity Account Value will be shared equally among them;

(if any primary beneficiary dies before the Participant, that beneficiary's interest will pass to any other named surviving primary beneficiary or beneficiaries, to be shared equally;

(if there is no surviving primary beneficiary, the Participant Annuity Account Value will pass to any surviving contingent beneficiary and, if more than one contingent beneficiary survives the Participant, it will be shared equally among them;

(if no beneficiary survives the Participant, or if the designation of beneficiary was not adequately made, the Participant Annuity Account Value will pass under the terms of the Plan document, and if none, to the Participant's estate.

CHARGES AND DEDUCTIONS

The charges and deductions we assess will vary by Group Contract. Please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative to determine the actual charges and deductions which are applicable to your Group Contract.

Annual Contract Maintenance Charge

(We may deduct an annual Contract Maintenance Charge from your Participant Annuity Account of not more than $30 on the first Valuation Date of each calendar year.

(If your Participant Annuity Account is established after that date, the annual Contract Maintenance Charge will be deducted on the first day of the next quarter and will be pro-rated for the year remaining.

(The deduction will be pro-rated between your Variable and Guaranteed Accounts.

(No refund of this charge will be made.

(The annual Contract Maintenance Charge on Section 403(b) Plan Group Contracts will be waived for an initial period of no less than 12 months and up to 15 months, depending on the date you began participating under the Group Contract.

(This annual Contract Maintenance Charge is assessed to reimburse us for some of our administrative expenses relating to the establishment and maintenance of Participant Annuity Accounts.

Contingent Deferred Sales Charge

Withdrawals of all or a portion of your Participant Annuity Account Value, payments made under a periodic payment option that are not to be made for more than 36 months (“Certain Periodic Payments”), or Transfers to Other Companies may be subject to a Contingent Deferred Sales Charge (“CDSC”). The amount of the CDSC depends on the type of plan, and the Group Contract, in which you participate. The CDSC is a percentage of the amounts you withdraw or Transfer to Other Companies.

Depending upon the Group Contract in which you participate, the CDSC will be based on one of the levels described below. In addition, if your Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract and you were a participant under that contract, we will assess an additional CDSC on amounts withdrawn or Transferred to Other Companies as described below.

While the CDSC under any level will be a percentage of the amount withdrawn or Transferred to Other Companies, in no event will the amount of a CDSC exceed 8.5% of the Contributions made to your Participant Annuity Account. For the CDSC that applies under your Group Contract, please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative.

Level 1: 6% Capped CDSC

The CDSC for Level 1 Group Contracts will be an amount equal to 6% of:

(the amount of the total or partial withdrawal

(the amount Transferred to Other Companies; or

(the amount of Certain Periodic Payments

The maximum contingent deferred sales charges you pay will not exceed 6% of all Contributions made within 72 months of the total or partial withdrawals, Transfer to Other Companies or Certain Periodic Payments.

Level 2: 5% Level Charge for 5 Years

The CDSC for Level 2 Group Contracts will be an amount equal to 5% of the total or partial withdrawal, amounts Transferred to Other Companies or amount of Certain Periodic Payments, if such distribution occurs during the first five years of your participation in the Group Contract. If the distribution occurs in your sixth year of participation or later, you will incur no contingent deferred sales charge.

Level 3: 5% Decreasing Charge

The CDSC for Level 3 Group Contracts will be an amount equal to the percentage of the amount withdrawn, Transferred to Other Companies or amount of Certain Periodic Payments based on the table below:

Years of participation in this Group Contract	The applicable percentage shall be
0-4 years	5%
5-9 years	4%
10-14 years	3%
15 or more years	0%

Level 4: 6% Contract Termination Decreasing Charge

The contingent deferred sales charge for Level 4 Group Contracts will be an amount equal to the percentage of the amount withdrawn or Transferred to Other Companies at the termination of the Group Contract, based on the table below:

Years since Issuance	The applicable percentage
of the Group Contract	shall be
0-1 Year	6%
2 Years	5%
3 Years	4%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years	1%
More than 7 Years	0%

There is no Contingent Deferred Sales Charge Free Amount for Level 4 Group Contracts.

Level 5: No Contingent Deferred Sales Charges

Under Level 5 Group Contracts we do not assess any contingent deferred sales charge.

Additional Contingent Deferred Sales Charges

If the Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract, the charges applicable to your Group Contract (as described in Levels 1-5 above) will apply in addition to the following charges:

•

an amount equal to a percentage of the amount of the total or partial withdrawal, Transferred to Other Companies, or the amount of Certain Periodic Payments, based on the number of years of participation in both the exchanged annuity contract and the Group Contract as illustrated below:

Number of Years of Participation in Both the Exchanged Annuity Contract and this Group Contract	Applicable Percentage
Less than 5 Years	6%
More than 5 Years but less than 10 Years	5%
More than 10 Years	4%

The additional CDSC applies only to amounts attributable to your fixed annuity contract on the date you exchanged that contract for an interest in the Group Contract (the “Exchanged Amount”). Thus the additional CDSC does not apply to Contributions made under the Group Contract (other than the Exchanged Amount), earnings on those Contributions or earnings on the Exchanged Amount. To determine whether this charge applies, we first consider amounts you withdraw to be withdrawn from Contributions (other than the Exchanged Amount), earnings on those Contributions and earnings on the Exchanged Amount. The charge will not be assessed unless and until the foregoing have been depleted.

The CDSC applicable to Participant Annuity Account Values derived from a previously exchanged Great-West annuity contract do not ever decrease below 4%.

Contingent Deferred Sales Charge Free Amount

You may be eligible for a CDSC “Free Amount.”

(The CDSC "Free Amount" is an amount against which the CDSC will not be assessed.

(The "Free Amount" shall not exceed 10% of the Participant Annuity Account Value at December 31 of the previous calendar year and will be applied on the first distribution, payment or Transfer to Another Company made in that year.

All additional distributions, payments or Transfers to Another Company during that calendar year will be subject to a Contingent Deferred Sales Charge without application of any “Free Amount.”

General Provisions Applicable to the CDSC

The CDSC is deducted from your payment. Thus, for example (assuming a 6% CDSC):

If you Request a withdrawal of $100, (and assuming that the entire withdrawal is subject to a 6% CDSC) you would receive a payment of $94.

The CDSC will not exceed 8.5% of Contributions made by the Participant under the Group Contract.

The CDSC is paid to GWL&A to cover expenses relating to the sale and distribution of the Group Contracts, including commissions, the cost of preparing sales literature, and other promotional activities. In certain circumstances, sales expenses associated with the sale and distribution of a Group Contract may be reduced or eliminated and, in such event, the CDSC applicable to that Group Contract may likewise be reduced. Whether such a reduction is available will be determined by GWL&A based upon consideration of the following factors:

•	size of the prospective group,
•	projected annual Contributions for all Participants in the group,
•	frequency of projected withdrawals,
•	type and frequency of administrative and sales services provided,
•	level of contract maintenance charge, administrative charge and mortality and expense risk charge,
•	type and level of communication services provided, and
•	number and type of plans.

We will notify a prospective purchaser of its eligibility for a reduction of the CDSC prior to the acceptance of an application for coverage.

It is possible that the CDSC will not be sufficient to enable GWL&A to recover all of its distribution expenses. In such case, the loss will be borne by GWL&A out of its general account assets.

Mortality and Expense Risk Deductions

We deduct a mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the Group Contracts. The level of this charge is guaranteed and will not increase above 1.25%. However, the amount charged and the methodology we use to calculate that amount may vary by Contract.

Depending on the terms of your Group Contract, we may assess this charge as:

1) a daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”); or

2) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”)

You will never pay both a Daily M&E Deduction and a Periodic M&E Deduction. Please consult with your employer or Group Contractowner, as the case may be, or your GWFS representative for more information on how we calculate the mortality and expense risk charge under your Group Contract.

The Daily M&E Deduction

The Daily M&E Deduction is a charge we deduct from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix B. The amount of the Daily M&E Deduction that you will pay depends on the terms of your Group Contract. It will be assessed at a rate between 0% and 1.25%. Currently there are six annual rates as set forth in Appendix B. Additional rates may be created in the future. Only one rate will apply to your Group Contract.

We determine the daily rate of this mortality and expense risk charge by dividing the applicable annual rate under your Group Contract by 365. You will continue to pay the Daily M&E Deduction after the Annuity Commencement Date if you have selected a variable annuity payment option.

Periodic M&E Deduction

Unlike the Daily M&E Deduction, which is deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date, the Periodic M&E Deduction is assessed during the accumulation period as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Therefore, the Periodic M&E Deduction is assessed against both your Guaranteed Account and Variable Account Values whereas the Daily M&E Deduction is assessed only against your Variable Sub-Account Value.

Depending on the terms of your Group Contract, we may assess this charge monthly, quarterly, semi-annually or annually. The level of this charge varies by Group Contract. It will be assessed at an annual rate ranging from 0% to 1.00% of Participant Annuity Account Value depending on your Group Contract.

For example, if the annual rate of the Periodic M&E Deduction under your Group Contract is 1.00% and the terms of your Group Contract require us to deduct the charge quarterly, we will deduct, at the end of each quarter, 0.25% of your Participant Annuity Account Value.

The Periodic M&E Deduction will appear on your Participant statements as a dollar amount charged against your Participant Annuity Account Value. We will deduct this charge on a pro rata basis from the value of your Variable and Guaranteed Sub-Accounts. However, we reserve the right to deduct this charge from your Variable Account Value only.

After the Annuity Commencement Date, however, all Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. (See the discussion on the Daily M&E Deduction above.)

You should know that the two methods of deducting the mortality and expense risk charge may give rise to different investment results even where the charge is assessed at identical rates.

Participant Annuity Account Values and annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Group Contract. This means that you can be sure that neither the person receiving payment’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the Group Contract.

We bear substantial risk in connection with the death benefit before the Annuity Commencement Date, since we bear the risk of unfavorable experience in your Variable Sub-Accounts, see “Death Benefit” for additional information.

The expense risk assumed is the risk that our actual expenses in administering the Group Contracts and the Series Account will be greater than anticipated.

In certain circumstances, the risk of adverse mortality and expense experience associated with a Group Contract may be reduced. In such event, the mortality and expense risk charge applicable to that Group Contract may likewise be reduced. Whether such a reduction is available will be determined by GWL&A based upon consideration of the following factors:

(size of the prospective group,

(projected annual Contributions for all Participants in the group,

(frequency of projected distributions,

(type and frequency of administrative and sales services provided, and

(level of contract maintenance charge, administrative charge and CDSC.

GWL&A will notify a prospective purchaser of its eligibility for a reduction of the mortality and expense risk charge prior to the acceptance of an application for coverage.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge.

Premium Tax Deductions

GWL&A presently intends to pay any Premium Tax levied by any governmental entity as a result of the existence of the Participant Annuity Account or the Series Account. GWL&A reserves the right to deduct the Premium Tax from Participant Annuity Account Values instead of GWL&A making the Premium Tax payments. Notice will be given to all Participants prior to the imposition of any such deductions from the Participant Annuity Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Participant and the insurance tax laws and status of GWL&A in these states when the Premium Taxes are incurred.

Expenses of the Eligible Funds

The net asset value of each Eligible Fund reflects the deduction of that Eligible Fund’s fees and deductions which are described in the prospectus for the respective Eligible Fund. You bear these costs indirectly when you allocate to an Investment Division.

PERIODIC PAYMENT OPTIONS

You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option. The amount applied to a periodic payment option is your Participant Annuity Account Value, less Premium Tax, if any.

•	A periodic payment option may not be used to effect Transfers under Revenue Ruling 90-24 for 403(b) Plan Participants.
•	All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.

In Requesting periodic payments, you must elect:

•	The payment frequency of either 12-, 6-, 3- or 1-month intervals
•	A payment amount—a minimum of $50 is required
•	The calendar day of the month on which payments will be made
•	One payment option
•	To allocate your payments from your Variable and/or Guaranteed Sub-Account(s) as follows:
•	prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account, or
•	select the Variable and/or Guaranteed Sub-Account(s) from which payments will be made.

Once the Variable and/or Guaranteed Sub-Accounts have been depleted, we will automatically prorate the remaining payments against all remaining available Variable and/or Guaranteed Sub-Accounts unless you Request the selection of another Variable and/or Guaranteed Sub-Account.

You may change the withdrawal option and/or the frequency once each calendar year unless you are a participant in a non-governmental 457(b), 457(f), 415(m) or NQDC plan in which case you may not elect to change the withdrawal option and/or the frequency of payments.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights that are available prior to electing an annuity payment option, except that no Contributions may be made.
•	You may keep the same investment options as were in force before periodic payments began.
•	Charges and fees under the Group Contract, if applicable, continue to apply, except as noted below:
•	we will not deduct a Contingent Deferred Sales Charge to periodic payments lasting a minimum of 36 months.
•	we will deduct a Contingent Deferred Sales Charge and/or a loss of interest charge on amounts partially withdrawn from a Guaranteed Sub-Account.

Periodic payments will cease on the earlier of the date:

•	the amount elected to be paid under the option selected has been reduced to zero.
•	the Participant Annuity Account Value is zero.
•	You Request that withdrawals stop (non-governmental 457(b), 457(f), 415(m) or NQDC Plan Participants may not elect to cease withdrawals).
•	You die.

If you choose to receive payments from the Group Contract through periodic payments, you may select from the following payment options.

Option 1 - Income for a specified period (at least 36 months)

You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2 - Income of a specified amount (at least 36 months)

You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3 - Interest Only

Your payments will be based on the amount of interest credited to your Guaranteed Sub-Account(s) between each period. This payment option is only available if 100% of your Participant Annuity Account is invested in the Guaranteed Sub-Account and you are less than 70 ½ years of age. This option is not available to non-governmental 457(b), 457(f), 415(m) and NQDC Plan Participants.

Option 4 - Minimum Distribution.

Minimum distributions are not available for 457(f) and NQDC Plan Participants. For all other plans, you may Request to receive your minimum distribution from the Group Contract as specified under Code Section 401(a)(9).

If you die while receiving periodic payments, your beneficiary must elect a payment option which complies with the distribution requirements of Code Section 401(a)(9).

If periodic payments stop, you may resume making Contributions. However, the selection of another periodic payment may not commence again for at least 36 months. We may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and the 10% penalty tax on early withdrawals. Retirement plans are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

ANNUITY PAYMENT OPTIONS

An Annuity Commencement Date and the form of annuity payments may be elected at any time during the Accumulation Period.

Under 403(b), 401(a), 401(k) and 457(b) Plans, the Annuity Commencement Date elected generally must, to avoid the imposition of an excise tax, not be later than:

(April 1 of the calendar year following the later of either

(the calendar year in which the Participant attains age 70 ½; or

(the calendar year in which the Participant retires.

Under all of the above-noted retirement programs, it is your responsibility to file the necessary Request with GWL&A.

Under 457(f), 415(m) and NQDC Plans, there is no required Annuity Commencement Date.

The Annuity Commencement Date may be postponed or accelerated, or the election of any of the Annuity Options changed, upon Request received by GWL&A at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, GWL&A may delay the date elected by not more than 30 days.

You can choose from the Annuity Payment Options described below, as well as any other Annuity Payment Options which GWL&A may choose to make available in the future. Except as otherwise noted, the Annuity Payment Options are payable on a variable, fixed or combination basis. More than one Annuity Option may be elected. If no Annuity Option is elected, the Group Contracts automatically provide for variable life annuity (with respect to the variable portion of your Participant Annuity Account) and/or a fixed life annuity (with respect to the Guaranteed portion of your Participant Annuity Account) with 120 monthly payments guaranteed.

The level of annuity payments under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin and the frequency and duration of payments.

Option No. 1: Life Annuity

This option provides an annuity payable monthly during the lifetime of the payee. It would be possible under this option for the payee to receive no annuity payment if he/she died prior to the date of the first annuity payment, one annuity payment if the payee died before the second annuity payment, etc.

Option No. 2: Life Annuity with Payments Guaranteed for Designated Periods

This option provides an annuity payable monthly throughout the lifetime of the payee with the guarantee that if, at the death of the payee, payments have been made for less than the designated period, the beneficiary will receive payments for the remainder of the period. The designated period may be 5, 10, 15, or 20 years. The period generally referred to as "Installment Refund" is available only on a fixed-dollar payment basis.

Option No. 3: Joint and One-Half Survivor

This option provides an annuity payable during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor. After the death of the payee, and while only the designated second person is alive, the amount payable will be one-half the amount paid while both were living. It would be possible under this option for the payee and the beneficiary to receive no annuity payment if both persons died prior to the date of the first annuity payment, one annuity payment if both persons died before the second annuity payment, etc.

Option No. 4: Income of Specified Amount (available only as fixed-dollar payments)

Under this option, the amount of the periodic benefit is selected. This amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments as elected; provided that the annuity payment period is not less than 36 months.

Option No. 5: Income for Specified Period (available only as fixed-dollar payments)

Under this Option, the duration of the periodic benefit is selected (which may not be less than 36 months), and a resulting annuity payment amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments, as elected.

Option No. 6: Systematic Withdrawal Payment Option (available only as fixed-dollar payments)

Under this payment option, the amount, timing and method of payment will be as elected by the payee and agreed to by GWL&A. Payments may be elected on a monthly, quarterly, semi-annual or annual basis. The minimum amount initially applied to this option must be $20,000. There are charges and restrictions which apply. (See the "Systematic Withdrawal Payment Option Rider" to the Group Contract for more information).

Variable Annuity Payments

Variable annuity payments will be determined on the basis of: (i) the Variable Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; (iii) the type of annuity option(s) selected; and (iv) the investment performance of the underlying Eligible Fund. The Participant receives the value of a fixed number of Annuity Units each month.

Annuity Units

We determine the number of Annuity Units to be credited by dividing the amount of the first monthly payment by its Accumulation Unit value as of the fifth Valuation Period prior to the Annuity Commencement Date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Eligible Fund.

Amount of First Variable Payment

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the fifth Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed investment return (“AIR”) of 5%.

For annuity options involving life income, the actual age and/or sex of the annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the annuitant’s age. We may delay annuity payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.

Amount of Variable Payment after the First Payment

Payments after the first will vary depending upon the investment experience of the Investment Divisions. Your payments will increase in amount over time if the Investment Division(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than the 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Fixed Annuity Payments

The guaranteed level of Fixed Annuity payments will be determined on the basis of: (i) the Guaranteed Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; and (iii) the type of annuity option(s) elected. The payment amount may be greater, however, if GWL&A is using a more favorable table as of a Participant's Annuity Commencement Date.

Combination Variable and Fixed Annuity Payments

If an election is made to receive annuity payments on a combination variable and fixed basis, the Variable Account Value of a Participant Annuity Account will be applied to the variable annuity option elected and the Guaranteed Account Value to the Fixed Annuity option.

Transfer to Effect Annuity Option Elected

If you wish to apply all or part of the Guaranteed Account Value of your Participant Annuity Account to a variable annuity option, or all or a part of the Variable Account Value to a Fixed Annuity option, a Request to Transfer must be received at GWL&A's Administrative Office prior to your Annuity Commencement Date. This also applies to a beneficiary or payee who elects to receive a death benefit under any of the annuity options, and the Request to Transfer can be submitted by the beneficiary or payee after the death of the Participant.

Transfer After the Annuity Commencement Date

Once annuity payments have begun, no Transfers may be made from a Fixed Annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Proof of Age and Survival

GWL&A may require proof of age or survival of any payee upon whose age or survival payments depend. If the age of the Participant, or beneficiary, as applicable has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, the difference with interest may be deducted by us from the next payment or payments. If payments were too small, the difference with interest may be added by us to the next payment. This interest is at an annual effective rate which will not be less than the interest rate guaranteed by the Group Contract.

Frequency and Amount of Annuity Payments

Variable annuity payments will be paid as monthly installments; Fixed Annuity payments will be paid annually, semiannually, quarterly or monthly, as Requested. However, if any payment to be made under any annuity option will be less than $50, GWL&A may make the payments in the most frequent interval which produces a payment of at least $50. If the net amount available to apply under any Annuity Option is less than $2,000, GWL&A may pay it in one lump sum. The maximum amount that may be applied under any Annuity Option without the prior written consent of GWL&A is $1,000,000.

Other Restrictions

Once payments start under the annuity form you select:

(no changes can be made in the annuity form,

(no additional Contributions will be accepted under the Group Contract and

(no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

FEDERAL TAX CONSEQUENCES

Introduction

The following discussion is a general description of the federal income tax considerations relating to the Group Contracts and is not intended as tax advice. This discussion assumes that the Group Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Group Contract. If you are concerned about these tax implications you should consult a competent tax advisor before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Group Contracts are designed for use by groups under retirement programs which may qualify for special tax treatment under 401(a), 401(k), 403(b), 457(b), 457(f) or 415(m) of the Code or a NQDC Plan.

Taxation of Annuities in General

Section 72 of the Code governs the taxation of non-qualified annuities in general and distributions from qualified plans. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code governing the tax-qualified plan, so a Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral.

A Participant in a qualified plan is not generally taxed on increases (if any) in the value of a Participant Annuity Account until a distribution occurs. The taxable portion of a distribution is taxable as ordinary income.

Currently, none of the amounts contributed to a 457(b) or 457(f), 415(m) or NQDC Plan constitute cost basis in the Group Contract. Thus, all amounts distributed to Participants from a 457(b) or 457(f), 415(m) or NQDC Plan are taxable at ordinary income rates. For qualified plans and 403(b) plans, amounts contributed on an after-tax basis constitute cost basis at time of distribution.

If a Group Contract will be held by a taxable employer (e.g., a sole proprietorship, partnership or corporation), the investment gain on the Group Contract is included in the entity's income each year. This rule does not apply where the Group Contract is held under a 401(a), 401(k), or 403(b) Plan. If the employer maintaining a 457(b) or 457(f) or 415(m) Plan is either a state or local government or a tax-exempt organization, the employer may not be subject to tax on the gain in the Group Contract. If this Group Contract is intended to be held by a taxable employer that entity may wish to discuss these matters with a competent tax adviser.

401(a) Plans

Section 401(a) of the Code provides special tax treatment for pension, profit-sharing and stock bonus plans established by employers or employee organizations for their employees. All types of employers, including for-profit organizations, tax-exempt organizations and state and local governments, are allowed to establish and maintain 401(a) Plans. Employer Contributions and any earnings thereon are currently excluded from the Participant's gross income. Currently, the total amount of employer and employee Contributions which can be contributed to all of an employer's defined contribution qualified plans is limited to the lesser of $45,000 or 100% of a Participant's compensation as defined in Section 415 of the Code as indexed from time to time. Distributions from the plan are subject to the restrictions contained in the plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their plan.

401(k) Plans

401(k) Plan must also be aggregated with elective deferrals made by a Participant to a 403(b) Plan, to a simplified employee pension and to a SIMPLE retirement account. For 2007, the total amount of elective deferrals that can be contributed to all such plans is $15,500, adjusted for cost-of-living increases in $500 increments.

The contribution limits in Section 415 of the Code also apply. The amount a highly compensated employee may contribute may be further reduced to enable the plan to meet the discrimination testing requirements. Amounts contributed to a 401(k) Plan are subject to FICA and FUTA tax when contributed.

If allowed by the plan, all employees who are eligible to make elective deferrals under the plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of Section 414(v) of the Code.

Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes to the Participant.

Pre-tax amounts deferred into the plan within the applicable limits, and the net investment gain, if any, reflected in the Participant Annuity Account Value are included in a Participant's gross income only for the taxable year when such amounts are paid to the Participant under the terms of the plan. Elective deferrals and earnings thereon may not be distributed prior to age 59 1/2, unless the Participant dies, becomes disabled, severs employment or suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship. Participants should consult with their employer as to the availability of benefits under the employer's plan.

403(b) Plans

Tax-exempt organizations described in Section 501(c)(3) of the Code and public educational organizations are permitted to purchase 403(b) Annuities for employees. Amounts contributed toward the purchase of such annuities are excluded from the gross income of the Participant in the year contributed to the extent that the Contributions do not exceed

•	the contribution limit in Section 415 of the Code; and
•	the elective deferral limit in Section 402(g) of the Code.

Elective deferrals to a 403(b) Plan must also be aggregated with elective deferrals made by the Participant to a 401(k) Plan, a simplified employee pension and a SIMPLE retirement account. For 2007, the total amount of elective deferrals that can be contributed to all such plans is $15,500, indexed for inflation in $500 increments.

Amounts contributed to a 403(b) Plan are subject to FICA and FUTA tax when contributed.

The net investment gain, if any, reflected in a Participant Annuity Account Value is not taxable until paid to the Participant or his beneficiary.

If allowed by the plan, all employees who are eligible to make elective deferrals under the plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code.

If eligible and as allowed by the Code, a 403(b) Participant who has completed fifteen (15) years of service with the same employer may elect to contribution an additional $3,000 per year for no more than five (5) years, for a lifetime maximum of $15,000.

Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the plan and included in the Participant's gross income in accordance with IRS rules and regulations. Excess amounts that are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes to the Participant.

Distribution Restrictions apply:

Pre-1989 salary reduction Contributions to a 403(b) Plan may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1/2, unless an exception applies under Section 72(t) of the Code.

Post-1988 Salary Reduction Contributions and earnings, and the earnings on the December 31, 1988 account balance as well as all amounts transferred from a 403(b)(7) custodial account, may not be distributed prior to age 59 1/2, unless the Participant:

•	dies,
•	becomes disabled,
•	severs employment; or
•	suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship.

If allowed by the plan, the Participant may make an in-service transfer of an amount to a defined benefit governmental plan for purchase of permissible service credits.

457(b) Plans

Section 457(b) of the Code allows state and local governmental employers and certain tax-exempt organizations to establish and maintain an eligible deferred compensation plan for its employees and independent contractors.

Federal income tax is deferred on Contributions to a 457(b) Plan and the earnings thereon to the extent that the aggregate amount contributed per year for a Participant does not exceed the lesser of the applicable dollar amount (as adjusted for cost-of-living increases) or 100% of a Participant's includible compensation. For 2007, the maximum amount that may be contributed is $15,500, indexed for inflation in $500 increments

Contributions and earnings may not be distributed prior to the calendar year in which the Participant severs employment with the Employer, attains age 70 1/2 or incurs an approved unforeseeable emergency. A Participant may transfer an amount to a defined benefit governmental plan for the purchase of permissible service credits. Restrictions apply to the amount that may be distributed for an unforeseeable emergency.

For governmental 457(b) plans only, and if the plan document so allows, all employees who are eligible to make elective deferrals under the plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Additionally, a Participant may be eligible to defer up to twice the applicable dollar amount (but only to the extent of under-utilized amounts in prior years) during the three (3) years prior to the Participant’s attainment of normal retirement age under the plan’s standard or regular catch-up provision.

Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes to the Participant.

457(f) Plans

Section 457(f) of the Code allows state and local governmental employers and non-governmental tax-exempt employers to establish and maintain a non-qualified deferred compensation plan.

A Participant in a 457(f) Plan is not subject to federal income tax on Contributions to the nonqualified plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to a substantial risk of forfeiture as provided in the underlying plan document.

There are no tax restrictions on distributions from a 457(f) Plan. However, distributions from a 457(f) Plan are subject to the provisions of the underlying plan.

415(m) Plans

Section 415(m) of the Code allows state and local governmental employers to establish and maintain an excess benefit plan for employees whose benefits are limited by the qualified plan contribution and benefit limits under Section 415 of the Code.

A Participant in a 415(m) Plan is not subject to federal income tax on Contributions to the excess benefit plan and the earnings thereon until the tax year in which the Contributions are made available to the Participant or his beneficiary as provided in the underlying excess benefit plan document.

There are no tax restrictions on distributions from a 415(m) Plan. However, distributions from a 415(m) Plan are subject to the provisions of the underlying plan.

NQDC Plans

Any employer other than a governmental or tax-exempt employer may establish and maintain a NQDC Plan for a select group of management or highly compensated employees under a NQDC Plan.

A Participant in a NQDC Plan is not subject to federal income tax on Contributions to the NQDC Plan and earnings thereon until the tax year in which the Contributions are made available to the Participant or his beneficiary as provided in the underlying non-qualified deferred compensation plan document.

There are no tax restrictions on distributions from a NQDC Plan. However, distributions from the NQDC Plan are subject to the provisions of the underlying plan.

An employer may not take a deduction for a Contribution to a NQDC Plan until the year in which the Contribution is included in the gross income of the employee.

Portability

When a Participant is eligible to take a distribution from a 401(a), 401(k), 403(b) or governmental 457(b) Plan, eligible rollover distributions may be rolled over to any eligible retirement plan as provided in the Code. Amounts properly rolled over will not be included in gross income until a subsequent distribution is made. However, an eligible rollover distribution that is not directly rolled over is subject to mandatory income tax withholding at a 20% rate. See the discussion under Federal Income Tax Withholding later in this Prospectus.

If allowed by the employer’s plan document or the annuity contract or custodial account agreement, Revenue Ruling 90-24 allows Participants and beneficiaries in a 403(b) Plan to directly transfer funds from one 403(b) annuity or custodial account to another 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation.

Amounts distributed from a NQDC Plan, a non-governmental 457(b) Plan, a 457 (f) Plan or a 415(m) Plan cannot be rolled over to an eligible retirement plan.

Required Beginning Date/Required Minimum Distributions

Distributions from a 401(a), 401(k), 403(b) and 457(b) Plan must begin no later than April 1 of the calendar year following the later of:

(the calendar year in which the Participant attains age 70½; or

(the calendar year in which the Participant retires,

called the Required Beginning Date.

All amounts in a 401(a), 401(k), 403(b) and 457(b) Plan must be distributed in compliance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations promulgated thereunder. Generally, the minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant’s age in the current year, and the applicable distribution period as set forth in the Federal Treasury regulations. Participants whose sole beneficiary is their surviving spouse who is more than 10 years younger may elect a joint and survivor life expectancy calculation.

If the amount distributed does not meet the minimum requirements, a 50% excise penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under Section 4974 of the Code. These rules are extremely complex, and the Participant should seek the advice of a competent tax advisor.

Federal Taxation of Distributions

All payments received from a 401(a), 401(k), 403(b) or governmental 457(b) Plan are normally taxable in full as ordinary income to the Participant. Since Contributions received from salary reduction have not been previously taxed to the Participant, they are not treated as a cost basis for the Group Contract. The Participant will have a cost basis for the Group Contract only when after-tax Contributions have been made.

If the Participant takes the entire value in his Participant Annuity Account in a single sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax Contributions were made. If the distribution includes after-tax Contributions, the amount in excess of the cost basis will be ordinary income.

A “10-year averaging” procedure may also be available for lump sum distributions from a 401(a) or 401(k) Plan to individuals who attained age 50 before January 1, 1986.

For further information regarding lump sum distributions, a competent tax advisor should be consulted.

Partial distributions received before the payment starting date by a Participant who has made after-tax Contributions are taxed under a rule that provides for pro rata recovery of cost, under Section 72(e)(8) of the Code. If an employee who has a cost basis under the Group Contract receives life annuity or installment payments, the cost basis will be recovered from the payments under the annuity rules of Section 72 of the Code. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.

All amounts received from a non-governmental 457(b) Plan, a 457 (f) Plan, a 415(m) Plan or a NQDC Plan, whether in the form of total or partial withdrawals or annuity payments are taxed in full as wages to the Participant in the year distributed.

Early Distribution Penalty Taxes

Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1/2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions:

(1) made to a beneficiary on or after the death of the Participant;

(2) attributable to the Participant’s being disabled within the meaning of Code Section 72(m)(7);

(3) made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his designated beneficiary;

(4) made to a Participant on account of separation from service after attaining age 55;

(5) properly made to an alternate payee under a qualified domestic relations order;

(6) made to a Participant for medical care, but not in excess of the amount allowable as a medical expense deduction to the Participant for amounts paid during the taxable year for medical care;

(7) timely made to correct an excess aggregate contribution;

(8) timely made to reduce an excess elective deferral; or

(9)	made subject to an Internal Revenue Service levy imposed on the plan.

Exception 3 above (substantially equal payments) applies to distributions from 401(a) and 401(k) plans and 403(b) annuities only if the series of payments begins after the Participant separates from service. If exception (3) above (substantially equal payments) was selected at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability) before the later of:

(9)	the Participant reaching age 59 ½ or,
(9)	within five years of the date of the first payment,

then the Participant is liable for the 10% penalty plus interest on all payments received before age 59 ½. This penalty is imposed in the year the modification or discontinuance occurs. The premature distribution penalty tax does not apply to distributions from a 457(b), 457(f), 415(m) or NQDC Plan.

Distributions on Death of Participant

Distributions made to a beneficiary from a 401(a), 401(k), 457(b) or 403(b) Plan upon the Participant's death must be made pursuant to the rules contained in Section 401(a)(9) in effect at the time of distribution.

Federal Income Tax Withholding

Effective January 1, 2002, certain distributions from 401(a), 401(k), 403(b) and governmental 457(b) Plans are defined as "eligible rollover distributions."

(Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another eligible retirement plan as defined in the Code.

(With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the Participant elects not to have federal income tax withheld.

Currently, all amounts distributed are tax reported on IRS Form 1099-R.

Currently, distributions to a Participant from a non-governmental 457(b), a 457(f), a 415(m) or NQDC Plan retain their character as wages and are tax reported on IRS Form W-2. Federal income taxes must be withheld under the wage withholding rules. Participants cannot elect not to have federal income tax withheld. Payments to beneficiaries are not treated as wages and are tax reported on IRS Form 1099-R. Federal income tax on payments to beneficiaries will be withheld from annuity (periodic) payments at the rates applicable to wage withholding, and from other distributions at a flat 10% rate, unless the beneficiary elects not to have federal income tax withheld.

Taxation of Great-West

We are taxed as a life insurance company under the Code. The Series Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of GWL&A.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, contract owners (and Participants) are not the owners of the assets generating the benefits.

Seek Tax Advice

The above discussion of the federal income tax consequences is only a brief summary and does not represent tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Group Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax advisor should be consulted for further information.

VOTING RIGHTS

To the extent required by applicable law, all Eligible Fund shares held in the Series Account will be voted by Great-West at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Participant under a 403(b) Plan or the Group Contractowner under all other plans has the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest.

The number of votes which are available will be calculated separately for each Investment Division. That number will be determined by applying the Participant’s percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. The Participant or Group Contractowner, as applicable, hold a voting interest in each Investment Division to which a Participant’s Variable Sub-Account Value is allocated. If a Participant selects a variable annuity payment option, the votes attributable to the Participant will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.

Shares for which we do not receive timely instructions and shares held by us as to which Participants and Group Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Group Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

DISTRIBUTION OF THE GROUP CONTRACTS

GWFS is the principal underwriter and the distributor of the Group Contracts, and is a wholly owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the NASD. Its principal office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 1-800-701-8255.

The maximum commission as a percentage of the Contributions made under a Group Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. An expense allowance that will not exceed 40% of the maximum commission paid may also be paid. Additionally, a maximum of 1% of Contributions may also be paid as a persistency bonus to qualifying brokers.

Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Group Contractowners or the Series Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Group Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Eligible Funds. (See “The Eligible Funds” on page 9.) Great-West and its affiliates pay a portion of this to GWFS agents, independent registered insurance brokers and other broker-dealers for distribution services.

You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about what commissions or other compensation he or she may receive in connection with your purchase of a Group Contract.

STATE REGULATION

As a life insurance company organized and operated under Colorado law, GWL&A is subject to provisions governing such companies and to regulation by the Colorado Commissioner of Insurance. GWL&A's books and accounts are subject to review and examination by the Colorado Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once every three years.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, if you are a Participant in the ORP you will be required to obtain a certificate of termination from your employer before you can redeem your Participant Annuity Account.

REPORTS

We will send all Participants, at least semi-annually, reports concerning the operations of the Series Account. In addition, all Participants will receive from us not less frequently than annually a statement of the Participant Annuity Account Value established in his/her name.

RIGHTS RESERVED BY GREAT-WEST

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Group Contractowners or Participants or would be appropriate in carrying out the purposes of the Group Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain the Participant’s or Group Contractowner’s, as applicable, approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

(To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

•	To deregister the Series Account under the Investment Company Act of 1940

(To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to a Guaranteed Sub-Account; or to add, combine or remove Investment Divisions of the Series Account.

(To substitute, for the Eligible Fund shares underlying any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law.

(To make any changes required by the Code or by any other applicable law in order to continue treatment of the Group Contract as an annuity.

(To change the time or time of day at which a Valuation Date is deemed to have ended.

(To make any other necessary technical changes in the Group Contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges we have guaranteed.

(To reject any application or Participant enrollment form for any reason.

Great-West will provide notice of these changes to the Group Contractowner at the Group Contractowner’s last known address on file with Great-West.

Because some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our respective separate accounts from investing in the Eligible Funds.

Adding and Discontinuing Investment Options

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Fixed Option.

When we inform you that we are discontinuing an Investment Division or Fixed Option to which you are allocating money, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Fixed Option before the effective date of the notice may be kept in those Investment Divisions or Fixed Options, unless we substitute shares of one mutual fund for shares of the corresponding Eligible Fund.

In addition, we may discontinue all investment options under the Group Contracts and refuse to accept any new Contributions. Should this occur, we will follow the procedures as set forth under the heading Cessation of Contributions.

If we determine to make new Investment Divisions or Fixed Options available under the Group Contracts, in our sole discretion we may or may not make those new Investment Divisions or Fixed Options available to you.

Substitution of Investments

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the SEC, and prior notice to you and the Group Contractowners.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Series Account or GWFS, the principal underwriter and distributor of the Group Contract. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

LEGAL MATTERS

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Group Contract has been provided by Jorden Burt LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Great-West appearing in the Statement of Additional Information and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the registration statement which reports express an unqualified opinion on the financial statements and financial statement schedules and include an explanatory paragraph referring to Great-West’s change in method of accounting for share-based payments and defined benefit and other post-retirement plans as required by accounting guidance which Great-West adopted on January 1, 2006 and December 31, 2006, respectively, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement ("Registration Statement") with the SEC under the 1933 Act relating to the Group Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to us and the Group Contracts. Statements contained in this Prospectus, regarding the content of the Group Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement.

The SEC maintains an Internet web site (http://www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Group Contract and the Series Account.

You can also review and copy any materials filed with the SEC at its Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information and financial statements relating to the Series Account and GWL&A. The Table of Contents of the SAI is set forth below:

1.	Custodian and Independent Registered Public Accounting Firm
2.	Underwriter
3.	Financial Statements

APPENDIX A

INVESTMENT DIVISION (1.25)	2006	2005	2004	2003	2002	2001	2000	1999
AIM LARGE CAP GROWTH
Value at beginning of period	6.14	6.03	5.85	4.73	6.51	8.55	10.00
Value at end of period	6.49	6.14	6.03	5.85	4.73	6.51	8.55
Number of accumulation units outstanding at end of period	96,684	118,414	163,913	232,084	292,297	423.660	290,970.96
AIM DYNAMICS
Value at beginning of period	6.09	5.59	5.05	3.70	5.60	8.46	10.00
Value at end of period	7.01	6.09	5.59	5.05	3.70	5.60	8.46
Number of accumulation units outstanding at end of period	252,800	294,460	361,315	513,982	597,242	532,951	341,994.64
AIM SMALL CAP GROWTH
Value at beginning of period	11.51	10.76	10.20	7.42	10.00
Value at end of period	12.99	11.51	10.76	10.20	7.42
Number of accumulation units outstanding at end of period	79,717	108,282	152,094	112,015	12,201
ALGER AMERICAN BALANCED
Value at beginning of period	11.89	11.10	10.75	9.15	10.57	10.91	11.36	10.00
Value at end of period	12.30	11.89	11.10	10.75	9.15	10.57	10.91	11.36
Number of accumulation units outstanding at end of period	204,047	282,956	361,506	507,090	601,451	598,195	505,908.25	94,918.42
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	14.92	13.76	12.32	8.44	12.13	13.15	12.19	10.00
Value at end of period	16.23	14.92	13.76	12.32	8.44	12.13	13.15	12.19
Number of accumulation units outstanding at end of period	798,799	906,338	1,019,546	969,663	813,721	857,730	865,700.73	126,221.16
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	16.83	16.64	14.97	12.20	13.00	11.83	10.00
Value at end of period	19.86	16.83	16.64	14.97	12.20	13.00	11.83
Number of accumulation units outstanding at end of period	392,400	343,034	314,151	272,460	170,066	107,627	27,963.04
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.90
Number of accumulation units outstanding at end of period	112,300
ARTISAN INTERNATIONAL
Value at beginning of period	9.61	8.37	7.20	5.64	7.04	8.48	10.00
Value at end of period	11.92	9.61	8.37	7.20	5.64	7.04	8.48
Number of accumulation units outstanding at end of period	709,670	607,533	566,120	441,205	294,453	200,036	144,380.21
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.11
Number of accumulation units outstanding at end of period	95,284

INVESTMENT DIVISION (1.25)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	10.58	10.51	9.93	8.12	10.00
Value at end of period	12.12	10.58	10.51	9.93	8.12
Number of accumulation units outstanding at end of period	259,727	291,626	287,370	199,655	92,533
FIDELITY VIP CONTRAFUND
Value at beginning of period	17.15	14.85	13.02	10.26	11.46	13.23	14.35	11.69	10.00
Value at end of period	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35	11.69
Number of accumulation units outstanding at end of period	1,196,867	1,197,490	1,060,680	968,316	894,447	854,392	777,969.30	490,770.66	79,502.22
FIDELITY VIP GROWTH
Value at beginning of period	22.95	21.96	21.51	16.40	23.75	29.22	33.23	24.48	17.77	14.57
Value at end of period	24.22	22.95	21.96	21.51	16.40	23.75	29.22	33.23	24.48	17.77
Number of accumulation units outstanding at end of period	2,509,549	2,896,522	3,372,754	3,581,269	3,686,022	3,927,000	4,063,604.45	3,970,113.12	3,681,235.62	3,352,899.82
JANUS TWENTY
Value at beginning of period	6.01	5.56	4.55	3.67	4.90	7.00	10.00
Value at end of period	6.67	6.01	5.56	4.55	3.67	4.90	7.00
Number of accumulation units outstanding at end of period	668,651	814,885	975,646	1,052,302	947,397	846,459	621,528.05
JANUS WORLDWIDE
Value at beginning of period	5.92	5.66	5.43	4.43	6.06	7.96	10.00
Value at end of period	6.89	5.92	5.66	5.43	4.43	6.06	7.96
Number of accumulation units outstanding at end of period	273,371	354,521	487,047	625,391	622,139	584,126	408,303.89
JENSEN
Value at beginning of period	10.33	10.63	10.00
Value at end of period	11.60	10.33	10.63
Number of accumulation units outstanding at end of period	88,578	78,262	64,552
LEGG MASON VALUE TRUST
Value at beginning of period	14.00	13.37	12.01	8.42	10.00
Value at end of period	14.73	14.00	13.37	12.01	8.42
Number of accumulation units outstanding at end of period	480,467	538,264	524,291	347,682	95,682
MAINSTAY SMALL CAP OPPORTUNITY FUND
Value at beginning of period	10.00
Value at end of period	11.27
Number of accumulation units outstanding at end of period	11,416
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	15.65	14.57	12.62	9.79	12.03	12.92	14.04	11.68	10.29	10.00
Value at end of period	17.86	15.65	14.57	12.62	9.79	12.03	12.92	14.04	11.68	10.29
Number of accumulation units outstanding at end of period	473,756	411,970	464,163	413,779	354,765	359,651	303,041.18	223,144.49	192,086.65	58,762.77

INVESTMENT DIVISION (1.25)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	36.54	35.78	32.27	25.21	28.61	24.52	20.92	21.12	15.99	14.34
Value at end of period	40.17	36.54	35.78	32.27	25.21	28.61	24.52	20.92	21.12	15.99
Number of accumulation units outstanding at end of period	1,031,768	1,193,814	1,365,697	1,454,196	1,499,517	1,563,715	1,544,026.15	2,033,465.79	2,277,248.95	2,495,810.84
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	33.91	34.50	28.60	22.41	24.21	21.19	16.94	18.21	17.03	13.48
Value at end of period	37.69	33.91	34.50	28.60	22.41	24.21	21.19	16.94	18.21	17.03
Number of accumulation units outstanding at end of period	264,867	305,994	348,781	311,678	306,805	239,752	169,805.26	141,840.01	162,035.10	113,566.69
MAXIM BOND INDEX
Value at beginning of period	13.22	13.11	12.86	12.63	11.66	10.98	9.99	10.00
Value at end of period	13.55	13.22	13.11	12.86	12.63	11.66	10.98	9.99
Number of accumulation units outstanding at end of period	445,997	498,248	497,493	477,603	547,548	176,019	65,240.25	12,077.38
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	14.22	13.81	13.08	11.90	12.13	11.94	11.42	11.04	10.32	10.00
Value at end of period	15.13	14.22	13.81	13.08	11.90	12.13	11.94	11.42	11.04	10.32
Number of accumulation units outstanding at end of period	325,550	365,148	395,709	391,482	354,326	409,009	408,528.31	431,714.66	436,225.06	72,034.42
MAXIM INDEX 600
Value at beginning of period	28.52	26.98	22.43	16.44	19.64	18.80	17.27	15.63	16.08	13.46
Value at end of period	32.27	28.52	26.98	22.43	16.44	19.64	18.80	17.27	15.63	16.08
Number of accumulation units outstanding at end of period	405,772	454,112	469,014	467,773	457,599	481,282	489,660.16	524,935.92	654,733.49	711,865.97
MAXIM INVESCO ADR
Value at beginning of period	20.83	18.95	16.04	12.37	14.42	17.49	19.72	16.28	14.90	13.46
Value at end of period	25.48	20.83	18.95	16.04	12.37	14.42	17.49	19.72	16.28	14.90
Number of accumulation units outstanding at end of period	226,408	237,960	257,016	277,890	276,630	314,602	345,072.00	343,437.29	347,745.34	314,943.72
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	26.43	25.80	23.54	18.32	16.70	16.49	15.96	15.41	15.09	13.55
Value at end of period	28.99	26.43	25.80	23.54	18.32	16.70	16.49	15.96	15.41	15.09
Number of accumulation units outstanding at end of period	583,191	591,266	669,014	746,691	758,868	771,166	829,133.50	1,005,368.97	1,134,813.38	986,392.61
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	18.54	17.70	14.67	11.06	13.10	11.60	9.49	9.66	10.01	10.00
Value at end of period	21.61	18.54	17.70	14.67	11.06	13.10	11.60	9.49	9.66	10.01
Number of accumulation units outstanding at end of period	278,783	281,738	283,364	275,697	258,142	246,337	210,919.85	163,845.38	188,314.26	70,399.46
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	25.01	24.21	23.13	17.88	26.23	34.44	39.83	22.31	19.21	16.38
Value at end of period	25.36	25.01	24.21	23.13	17.88	26.23	34.44	39.83	22.31	19.21
Number of accumulation units outstanding at end of period	684,792	885,286	1,081,960	1,211,953	1,234,858	1,313,120	1,403,141.94	1,279,850.46	1,277,401.42	1,340,084.31

INVESTMENT DIVISION (1.25)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM MODERATE PROFILE I
Value at beginning of period	14.96	14.26	12.96	10.92	12.09	12.59	12.93	11.25	10.22	10.00
Value at end of period	16.55	14.96	14.26	12.96	10.92	12.09	12.59	12.93	11.25	10.22
Number of accumulation units outstanding at end of period	1,855,693	1,891,083	1,877,576	1,414,644	554,920	550,894	467,845.55	479,827.82	418,487.19	110,105.33
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	15.58	14.66	13.09	10.69	12.31	13.07	13.83	11.48	10.33	10.00
Value at end of period	17.51	15.58	14.66	13.09	10.69	12.31	13.07	13.83	11.48	10.33
Number of accumulation units outstanding at end of period	1,040,301	1,000,633	1,006,340	899,457	750,901	642,056	559,268.52	478,876.63	446,496.19	141,839.79
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	13.94	13.32	12.30	10.69	11.43	11.61	11.82	11.05	10.19	10.00
Value at end of period	15.13	13.94	13.32	12.30	10.69	11.43	11.61	11.82	11.05	10.19
Number of accumulation units outstanding at end of period	311,502	334,455	359,798	320,327	281,887	285,065	294,535.03	309,247.32	354,140.45	53,608.55
MAXIM MONEY MARKET
Value at beginning of period	21.28	20.97	21.04	21.15	21.12	20.61	19.68	19.01	18.30	17.60
Value at end of period	21.98	21.28	20.97	21.04	21.15	21.12	20.61	19.68	19.01	18.30
Number of accumulation units outstanding at end of period	3,273,224	2,922,593	3,520,072	5,003,092	2,925,023	3,123,077	2,985,215.34	3,701.304.91	3,758,054.92	3,877,164.14
MAXIM STOCK INDEX
Value at beginning of period	74.82	72.13	65.95	52.09	67.46	77.33	85.06	71.93	57.44	44.00
Value at end of period	84.74	74.82	72.13	65.95	52.09	67.46	77.33	85.06	71.93	57.44
Number of accumulation units outstanding at end of period	2,936,934	3,391,399	3,909,123	4,346,739	4,641,310	5,331.785	5,905,991	6,767,826.02	7,484,324.11	8,215,445.99
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	29.79	28.97	25.50	20.55	23.94	23.85	21.39	20.94	19.47	15.30
Value at end of period	35.04	29.79	28.97	25.50	20.55	23.94	23.85	21.39	20.94	19.47
Number of accumulation units outstanding at end of period	2,079,127	2,347,942	2,511,483	2,520,857	2,520,189	2,640,136	2,610,610	3,377,050.02	3,756,224.78	3,595,375.07
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	21.86	19.39	16.62	12.21	15.85	16.24	15.32	12.45	10.31	10.00
Value at end of period	23.04	21.86	19.39	16.62	12.21	15.85	16.24	15.32	12.45	10.31
Number of accumulation units outstanding at end of period	771,123	807,849	823,866	759,247	616,727	624,926	583,195.94	470,150.71	384,828.79	128,683.86
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	21.00	18.22	15.52	11.61	14.34	16.22	16.16	12.59	13.43	13.33
Value at end of period	28.18	21.00	18.22	15.52	11.61	14.34	16.22	16.16	12.59	13.43
Number of accumulation units outstanding at end of period	1,304,163	1,332,677	1,465,698	1,561,871	1,610,792	1,782,075	1,916,973.55	2,107,351.45	2,333,665.81	2,831,592.94
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	18.62	18.45	17.98	17.75	16.37	15.48	14.18	14.31	13.51	12.61
Value at end of period	19.19	18.62	18.45	17.98	17.75	16.37	15.48	14.18	14.31	13.51
Number of accumulation units outstanding at end of period	1,400,251	1,567,980	1,771,545	1,997,775	2,293,017	2,055,297	2,041,895.23	2,599,233.40	3,217,525.64	3,225,407.45
MFS STRATEGIC GROWTH
Value at beginning of period	10.50	10.49	9.97	7.93	10.00
Value at end of period	11.01	10.50	10.49	9.97	7.93
Number of accumulation units outstanding at end of period	16,098	21,094	27,748	25,361	16,125
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	10.91	10.56	10.04	7.85	10.00
Value at end of period	11.59	10.91	10.56	10.04	7.85
Number of accumulation units outstanding at end of period	158,882	192,715	188,216	113,836	45,222

INVESTMENT DIVISION (1.25)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
OPPENHEIMER GLOBAL
Value at beginning of period	13.51	12.02	10.00
Value at end of period	15.67	13.51	12.02
Number of accumulation units outstanding at end of period	274,859	197,284	87,133
PIMCO TOTAL RETURN
Value at beginning of period	11.63	11.47	11.07	10.66	10.00
Value at end of period	11.91	11.63	11.47	11.07	10.66
Number of accumulation units outstanding at end of period	492,615	617,969	590,778	494,056	298,172
PIONEER EQUITY INCOME VCT II
Value at beginning of period	12.05	11.56	10.09	8.36	10.08	11.00	9.72	10.00
Value at end of period	14.54	12.05	11.56	10.09	8.36	10.08	11.00	9.72
Number of accumulation units outstanding at end of period	86,720	87,760	69,880	58,894	39,372	44,049	53,890.54	17,679.99
RS DIVERSIFIED GROWTH
Value at beginning of period	11.13	11.45	10.00
Value at end of period	11.87	11.13	11.45
Number of accumulation units outstanding at end of period	22,335	36,707	40,784
RS EMERGING GROWTH
Value at beginning of period	5.23	5.26	4.63	3.19	5.41	7.53	10.00
Value at end of period	5.66	5.23	5.26	4.63	3.19	5.41	7.53
Number of accumulation units outstanding at end of period	353,118	439,674	669,643	759,394	537,797	467,056	290,275.09
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	11.91	10.00
Value at end of period	11.94	11.91
Number of accumulation units outstanding at end of period	265,792	83,796
VAN KAMPEN COMSTOCK
Value at beginning of period	10.00
Value at end of period	11.10
Number of accumulation units outstanding at end of period	40,092

INVESTMENT DIVISION (0.95)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
AIM LARGE CAP GROWTH
Value at beginning of period	6.24	6.11	5.91	4.76	6.54	8.56	10.00
Value at end of period	6.62	6.24	6.11	5.91	4.76	6.54	8.56
Number of accumulation units outstanding at end of period	16,562	19,791	39,082	64,042	81,240	88,846	33,594.30
AIM DYNAMICS
Value at beginning of period	6.19	5.67	5.11	3.73	5.63	8.47	10.00
Value at end of period	7.15	6.19	5.67	5.11	3.73	5.63	8.47
Number of accumulation units outstanding at end of period	32,024	41,765	67,948	102,657	118,493	159,264	90,122.19
AIM SMALL CAP GROWTH
Value at beginning of period	11.63	10.84	10.24	7.43	10.00
Value at end of period	13.17	11.63	10.84	10.24	7.43
Number of accumulation units outstanding at end of period	9,415	16,885	26,929	36,484	1,727
ALGER AMERICAN BALANCED
Value at beginning of period	12.13	11.29	10.90	9.25	10.64	10.96	11.37	10.00
Value at end of period	12.58	12.13	11.29	10.90	9.25	10.64	10.96	11.37
Number of accumulation units outstanding at end of period	45,008	58,289	76,225	103,854	135,584	125,592	109,400.16	15,039.58
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	15.20	13.98	12.48	8.52	12.21	13.20	12.20	10.00
Value at end of period	16.59	15.20	13.98	12.48	8.52	12.21	13.20	12.20
Number of accumulation units outstanding at end of period	161,494	192,952	217,886	259,232	203,757	228,470	219,146.68	13,680.57
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	17.11	16.86	15.13	12.29	13.06	11.85	10.00
Value at end of period	20.25	17.11	16.86	15.13	12.29	13.06	11.85
Number of accumulation units outstanding at end of period	110,578	81,529	97,688	84,913	67,208	35,178	11,586.51
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.92
Number of accumulation units outstanding at end of period	13,093
ARTISAN INTERNATIONAL
Value at beginning of period	9.77	8.49	7.27	5.69	7.08	8.49	10.00
Value at end of period	12.15	9.77	8.49	7.27	5.69	7.08	8.49
Number of accumulation units outstanding at end of period	163,261	99,169	125,161	91,564	58,883	48,509	25,053.26
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.12
Number of accumulation units outstanding at end of period	12,281
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	10.70	10.60	9.98	8.14	10.00
Value at end of period	12.29	10.70	10.60	9.98	8.14
Number of accumulation units outstanding at end of period	49,094	50,895	57,946	51,299	21,813
FIDELITY VIP CONTRAFUND
Value at beginning of period	17.52	15.13	13.22	10.39	11.57	13.32	14.40	11.70	10.00
Value at end of period	19.39	17.52	15.13	13.22	10.39	11.57	13.32	14.40	11.70
Number of accumulation units outstanding at end of period	263,016	252,193	283,624	308,230	250,602	224,771	198,939.20	84,529.68	1,792.37
FIDELITY VIP GROWTH
Value at beginning of period	17.67	16.86	16.47	12.51	18.08	22.17	25.14	18.46	13.36	10.93
Value at end of period	18.71	17.67	16.86	16.47	12.51	18.08	22.17	25.14	18.46	13.36
Number of accumulation units outstanding at end of period	596,592	692,137	1,022,347	1,390,635	1,155,035	1,223,847	1,163,198.41	727,652.01	503,651.35	588,801.03

INVESTMENT DIVISION (0.95)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
JANUS ASPEN WORLDWIDE GROWTH
Value at beginning of period	13.00	12.40	11.94	9.72	13.18	17.16	20.54	12.59	10.00
Value at end of period	15.22	13.00	12.40	11.94	9.72	13.18	17.16	20.54	12.59
Number of accumulation units outstanding at end of period	90,805	105,941	164,472	232,759	219,839	208,436	171,579.82	105,742.62	48,118.83
JANUS TWENTY
Value at beginning of period	6.11	5.64	4.60	3.70	4.92	7.02	10.00
Value at end of period	6.80	6.11	5.64	4.60	3.70	4.92	7.02
Number of accumulation units outstanding at end of period	115,667	163,937	256,761	300,351	274,501	194,263	113,873.77
JANUS WORLDWIDE
Value at beginning of period	6.02	5.74	5.49	4.46	6.09	7.97	0.00
Value at end of period	7.03	6.02	5.74	5.49	4.46	6.09	7.97
Number of accumulation units outstanding at end of period	76,465	104,871	137,168	192,743	192,992	155,095	96,439.50
JENSEN
Value at beginning of period	10.38	10.65	10.00
Value at end of period	11.69	10.38	10.65
Number of accumulation units outstanding at end of period	37,548	35,662	15,947
LEGG MASON VALUE TRUST
Value at beginning of period	14.15	13.48	12.07	8.43	10.00
Value at end of period	14.94	14.15	13.48	12.07	8.43
Number of accumulation units outstanding at end of period	52,700	84,198	113,027	80,685	24,425
MAINSTAY SMALL CAP OPPORTUNITY FUND
Value at beginning of period	10.00
Value at end of period	11.28
Number of accumulation units outstanding at end of period	5,135
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	16.05	14.90	12.87	9.95	12.19	13.06	14.15	11.72	10.30	10.00
Value at end of period	18.37	16.05	14.90	12.87	9.95	12.19	13.06	14.15	11.72	10.30
Number of accumulation units outstanding at end of period	177,462	196,877	221,131	223,835	166,720	165,531	126,105.69	68,648.89	39,090.58	9,576.11
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	28.40	27.73	24.93	19.42	21.98	18.78	15.97	16.08	12.14	10.85
Value at end of period	31.32	28.40	27.73	24.93	19.42	21.98	18.78	15.97	16.08	12.14
Number of accumulation units outstanding at end of period	290,260	342,205	474,476	545,902	544,665	589,121	574,831.38	529,521.61	470,211.38	422,167.92
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	31.62	32.08	26.51	20.71	22.30	19.47	15.52	16.63	15.50	12.24
Value at end of period	35.25	31.62	32.08	26.51	20.71	22.30	19.47	15.52	16.63	15.50
Number of accumulation units outstanding at end of period	94,314	110,899	136,294	125,335	95,309	74,353	51,535.19	37,219.61	21,916.39	4,787.54
MAXIM BOND INDEX
Value at beginning of period	13.47	13.32	13.02	12.75	11.74	11.02	10.00	10.00
Value at end of period	13.85	13.47	13.32	13.02	12.75	11.74	11.02	10.00
Number of accumulation units outstanding at end of period	84,761	89,370	188,711	241,013	156,718	57,734	10,543.97	79.29
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	14.67	14.21	13.42	12.17	12.37	12.14	11.58	11.15	10.33	10.00
Value at end of period	15.66	14.67	14.21	13.42	12.17	12.37	12.14	11.58	11.15	10.33
Number of accumulation units outstanding at end of period	58,633	67,219	61,350	62,437	60,105	47,547	34,795.75	12,170.50	3,968.60	94,228.09
MAXIM INDEX 600
Value at beginning of period	25.95	24.47	20.28	14.82	17.65	16.85	15.43	13.92	14.28	11.92
Value at end of period	29.44	25.95	24.47	20.28	14.82	17.65	16.85	15.43	13.92	14.28
Number of accumulation units outstanding at end of period	91,659	95,299	190,285	202,952	185,217	197,788	203,257.77	173,995.43	72,881.82	147,236.05

INVESTMENT DIVISION (0.95)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM INVESCO ADR
Value at beginning of period	19.87	18.03	15.21	11.70	13.60	16.44	18.48	15.21	13.88	12.50
Value at end of period	24.39	19.87	18.03	15.21	11.70	13.60	16.44	18.48	15.21	13.88
Number of accumulation units outstanding at end of period	57,813	53,209	71,949	80,506	84,497	113,759	104,087.89	70,783.74	51,071.84	149,143.92
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	22.56	21.96	19.98	15.50	14.09	13.87	13.38	12.88	12.57	11.26
Value at end of period	24.83	22.56	21.96	19.98	15.50	14.09	13.87	13.38	12.88	12.57
Number of accumulation units outstanding at end of period	151,708	156,163	171,311	198,216	159,601	176,528	185,615.42	132,735.46	107,193.71	84,830.69
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	19.01	18.09	14.95	11.24	13.27	11.72	9.56	9.69	10.01	10.00
Value at end of period	22.22	19.01	18.09	14.95	11.24	13.27	11.72	9.56	9.69	10.01
Number of accumulation units outstanding at end of period	79,269	72,077	92,902	99,214	80,248	71,311	57,078.87	32,492.98	22,333.17	9,792.14
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	21.22	20.48	19.51	15.04	21.99	28.79	33.17	18.52	15.90	13.52
Value at end of period	21.58	21.22	20.48	19.51	15.04	21.99	28.79	33.17	18.52	15.90
Number of accumulation units outstanding at end of period	197,098	266,288	384,107	478,525	464,900	536,016	495,178.57	335.181.31	251,992.27	296,221.15
MAXIM MODERATE PROFILE I
Value at beginning of period	15.33	14.56	13.20	11.09	12.24	12.70	13.00	11.28	10.23	10.00
Value at end of period	17.00	15.33	14.56	13.20	11.09	12.24	12.70	13.00	11.28	10.23
Number of accumulation units outstanding at end of period	547,575	558,495	681,396	591,152	385,603	302,169	205,574.66	91,118.94	16,878.33	44,770.91
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	15.97	14.98	13.34	10.86	12.46	13.19	13.93	11.52	10.34	10.00
Value at end of period	18.00	15.97	14.98	13.34	10.86	12.46	13.19	13.93	11.52	10.34
Number of accumulation units outstanding at end of period	483,884	499,548	601,114	541,884	394,948	339,921	252,330.73	163,856.44	36,452.19	53,828.37
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	14.22	13.55	12.48	10.81	11.53	11.67	11.85	11.04	10.20	10.00
Value at end of period	15.48	14.22	13.55	12.48	10.81	11.53	11.67	11.85	11.04	10.20
Number of accumulation units outstanding at end of period	125,518	130,069	128,601	130,774	114,087	69,873	49,099.83	14,657.02	4,110.80	53,438.52
MAXIM MONEY MARKET
Value at beginning of period	12.96	12.74	12.74	12.77	12.72	12.37	11.77	11.34	10.89	10.44
Value at end of period	13.43	12.96	12.74	12.74	12.77	12.72	12.37	11.77	11.34	10.89
Number of accumulation units outstanding at end of period	995,746	972,440	1,291,659	1,906,337	549,783	560,138	554,768.11	430,080.54	352,052.98	1,402,319.60
MAXIM STOCK INDEX
Value at beginning of period	21.71	20.87	19.02	14.96	19.34	22.11	24.24	20.44	16.27	12.45
Value at end of period	24.67	21.71	20.87	19.02	14.96	19.34	22.11	24.24	20.44	16.27
Number of accumulation units outstanding at end of period	1,487,470	1,763,162	2,546,880	3,006,713	3,308,532	3,559,785	3,707,280	1,877,727	1,470,365	2,328,852.18
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	24.68	23.92	21.00	16.87	19.59	19.46	17.40	16.99	15.74	12.34
Value at end of period	29.11	24.68	23.92	21.00	16.87	19.59	19.46	17.40	16.99	15.74
Number of accumulation units outstanding at end of period	297,582	339,478	462,741	518,990	521,917	586,577	549,728.52	427,608.57	379,091.37	561,621.67
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	22.41	19.82	16.94	12.41	16.06	16.40	15.42	12.49	10.32	10.00
Value at end of period	23.69	22.41	19.82	16.94	12.41	16.06	16.40	15.42	12.49	10.32
Number of accumulation units outstanding at end of period	160,461	153,301	196,827	195,636	164,759	186,267	147,864.53	93,445.15	55,481.56	12,739.10

INVESTMENT DIVISION (0.95)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	19.86	17.18	14.59	10.88	13.40	15.11	15.01	11.66	12.39	12.27
Value at end of period	26.72	19.86	17.18	14.59	10.88	13.40	15.11	15.01	11.66	12.39
Number of accumulation units outstanding at end of period	365,143	357,452	441,413	493,274	478,007	509,371	539,441.58	492,141.77	498,703.59	557,569.31
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	15.85	15.66	15.22	14.98	13.77	12.98	11.85	11.93	11.23	10.45
Value at end of period	16.39	15.85	15.66	15.22	14.98	13.77	12.98	11.85	11.93	11.23
Number of accumulation units outstanding at end of period	195,772	275,922	381,030	481,229	487,376	429,435	369,129.68	217,847.85	151,304.43	112,314.59
MFS STRATEGIC GROWTH
Value at beginning of period	10.61	10.58	10.02	7.95	10.00
Value at end of period	11.16	10.61	10.58	10.02	7.95
Number of accumulation units outstanding at end of period	1,944	4,994	5,310	3,625	3,407
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.03	10.64	10.09	7.87	10.00
Value at end of period	11.75	11.03	10.64	10.09	7.87
Number of accumulation units outstanding at end of period	44,570	45,300	43,324	21,589	2,764
OPPENHEIMER GLOBAL
Value at beginning of period	13.57	12.04	10.00
Value at end of period	15.78	13.57	12.04
Number of accumulation units outstanding at end of period	204,852	190,244	86,130
PIMCO TOTAL RETURN
Value at beginning of period	11.75	11.56	11.13	10.67	10.00
Value at end of period	12.08	11.75	11.56	11.13	10.67
Number of accumulation units outstanding at end of period	82,146	81,115	102,205	107,642	48,750
PIONEER EQUITY INCOME VCT II
Value at beginning of period	12.28	11.75	10.22	8.44	10.15	11.04	9.73	10.00
Value at end of period	14.86	12.28	11.75	10.22	8.44	10.15	11.04	9.73
Number of accumulation units outstanding at end of period	36,729	36,667	29,307	24,795	21,354	17,312	8,530.30	1,756.46
RS DIVERSIFIED GROWTH
Value at beginning of period	11.18	11.46	10.00
Value at end of period	11.96	11.18	11.46
Number of accumulation units outstanding at end of period	4,383	8,026	13,529
RS EMERGING GROWTH
Value at beginning of period	5.32	5.34	4.68	3.22	5.43	7.54	10.00
Value at end of period	5.77	5.32	5.34	4.68	3.22	5.43	7.54
Number of accumulation units outstanding at end of period	38,198	67,121	134,557	210,557	114,711	98,736	58,620.46
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	11.93	10.00
Value at end of period	12.00	11.93
Number of accumulation units outstanding at end of period	82,411	32,437
VAN KAMPEN COMSTOCK
Value at beginning of period	10.00
Value at end of period	11.11
Number of accumulation units outstanding at end of period	5,418

INVESTMENT DIVISION (0.75)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
AIM LARGE CAP GROWTH
Value at beginning of period	6.31	6.16	5.95	4.79	6.56	8.57	10.00
Value at end of period	6.70	6.31	6.16	5.95	4.79	6.56	8.57
Number of accumulation units outstanding at end of period	9,663	8,600	11,867	10,952	17,313	26,790	6,938.89
AIM DYNAMICS
Value at beginning of period	6.26	5.72	5.15	3.75	5.64	8.48	10.00
Value at end of period	7.24	6.26	5.72	5.15	3.75	5.64	8.48
Number of accumulation units outstanding at end of period	16,454	16,716	24,810	35,777	53,272	34,718	13,292.47
AIM SMALL CAP GROWTH
Value at beginning of period	11.71	10.90	10.28	7.44	10.00
Value at end of period	13.28	11.71	10.90	10.28	7.44
Number of accumulation units outstanding at end of period	4,553	5,224	11,036	5,440	2,324
ALGER AMERICAN BALANCED
Value at beginning of period	12.28	11.41	11.00	9.31	10.69	10.98	11.38	10.00
Value at end of period	12.76	12.28	11.41	11.00	9.31	10.69	10.98	11.38
Number of accumulation units outstanding at end of period	9,740	10,036	23,491	26,685	30,271	25,750	12,856.34	3,327.96
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	15.40	14.12	12.59	8.58	12.27	13.23	12.21	10.00
Value at end of period	16.83	15.40	14.12	12.59	8.58	12.27	13.23	12.21
Number of accumulation units outstanding at end of period	69,782	80,178	87,833	76,145	64,663	57,979	41,598.74	4,173.07
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	17.30	17.02	15.24	12.35	13.10	11.86	10.00
Value at end of period	20.52	17.30	17.02	15.24	12.35	13.10	11.86
Number of accumulation units outstanding at end of period	54,324	40,351	45,971	22,298	18,110	8,688	1,337.27
AMERICAN CENTURY INCOME & GROWTH
Value at beginning of period	10.32	9.92	8.85	6.88	8.59	9.45	10.00
Value at end of period	12.00	10.32	9.92	8.85	6.88	8.59	9.45
Number of accumulation units outstanding at end of period	51,264	45,337	66,202	28,639	22,142	2,206
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.93
Number of accumulation units outstanding at end of period	4,343
ARTISAN INTERNATIONAL
Value at beginning of period	9.88	8.56	7.33	5.71	7.10	8.50	10.00
Value at end of period	12.31	9.88	8.56	7.33	5.71	7.10	8.50
Number of accumulation units outstanding at end of period	80,561	54,803	59,320	40,584	33,286	14,150	2,436.41
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.13
Number of accumulation units outstanding at end of period	22,615
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	10.78	10.65	10.01	8.15	10.00
Value at end of period	12.41	10.78	10.65	10.01	8.15
Number of accumulation units outstanding at end of period	23,831	26,112	31,683	16,564	8,831
FIDELITY VIP CONTRAFUND
Value at beginning of period	17.77	15.31	13.36	10.48	11.64	13.37	14.43	11.70	10.00
Value at end of period	19.71	17.77	15.31	13.36	10.48	11.64	13.37	14.43	11.70
Number of accumulation units outstanding at end of period	136,211	121,030	114,702	77,938	70,602	60,167	35,037.54	19,034.82	545.53

INVESTMENT DIVISION (0.75)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
FIDELITY VIP GROWTH
Value at beginning of period	14.54	13.84	13.49	10.23	14.75	18.05	20.43	14.98	10.82	10.00
Value at end of period	15.42	14.54	13.84	13.49	10.23	14.75	18.05	20.43	14.98	10.82
Number of accumulation units outstanding at end of period	551,478	616,601	866,427	927,891	948,538	945,946	914,067.65	755,950.03	593,071.00	3,446.98
FRANKLIN SMALL-MID CAP GROWTH
Value at beginning of period	7.88	7.18	6.40	4.69	6.70	8.50	10.00
Value at end of period	8.41	7.88	7.18	6.40	4.69	6.70	8.50
Number of accumulation units outstanding at end of period	13,637	19,978	14,767	38,458	14,465	7,384	106.52
JANUS ASPEN WORLDWIDE GROWTH
Value at beginning of period	11.09	10.55	10.15	8.25	11.15	14.49	17.31	10.65	10.00
Value at end of period	13.01	11.09	10.55	10.15	8.25	11.15	14.49	17.31	10.65
Number of accumulation units outstanding at end of period	50,169	72,491	117,920	172,557	185,722	193,107	209,494.46	123,401.32	17,591.36
JANUS FUND
Value at beginning of period	6.33	6.14	5.91	4.52	6.28	8.57	10.00
Value at end of period	6.95	6.33	6.14	5.91	4.52	6.28	8.57
Number of accumulation units at end of period	13,656	18,078	22,982	22,562	60,777	15,053	39.50
JANUS TWENTY
Value at beginning of period	6.18	5.69	4.63	3.72	4.93	7.02	10.00
Value at end of period	6.89	6.18	5.69	4.63	3.72	4.93	7.02
Number of accumulation units outstanding at end of period	66,197	36,246	53,446	43,809	50,147	49,241	36,576.13
JANUS WORLDWIDE
Value at beginning of period	6.09	5.79	5.53	4.49	6.11	7.98	10.00
Value at end of period	7.12	6.09	5.79	5.53	4.49	6.11	7.98
Number of accumulation units outstanding at end of period	28,333	41,232	63,954	38,280	40,551	36,445	15,875.85
JENSEN
Value at beginning of period	10.40	10.66	10.00
Value at end of period	11.74	10.40	10.66
Number of accumulation units outstanding at end of period	17,823	6,955	4,436
COLUMBIA ASSET ALLOCATION
Value at beginning of period	12.81	12.11	11.10	9.28	10.59	11.75	11.98	10.72	10.00
Value at end of period	14.21	12.81	12.11	11.10	9.28	10.59	11.75	11.98	10.72
Number of accumulation units outstanding at end of period	25,228	24,427	18,507	16,691	10,794	12,009	8,424.85	8,242.99	4,142.27
MAINSTAY SMALL CAP OPPORTUNITY FUND
Value at beginning of period	10.00
Value at end of period	11.29
Number of accumulation units outstanding at end of period	4,316
LEGG MASON VALUE TRUST
Value at beginning of period	14.25	13.55	12.11	8.44	10.00
Value at end of period	15.07	14.25	13.55	12.11	8.44
Number of accumulation units outstanding at end of period	25,130	24,798	28,472	16,409	1,801
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	16.32	15.11	13.03	10.05	12.29	13.14	14.21	11.75	10.31	10.00
Value at end of period	18.71	16.32	15.11	13.03	10.05	12.29	13.14	14.21	11.75	10.31
Number of accumulation units outstanding at end of period	183,786	148,959	180,884	168,430	165,055	140,600	97,470.17	63,448.45	15,150.39
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	26.16	25.49	22.87	17.78	20.08	17.12	14.53	14.60	11.00	10.00
Value at end of period	28.90	26.16	25.49	22.87	17.78	20.08	17.12	14.53	14.60	11.00
Number of accumulation units outstanding at end of period	233,154	239,908	298,286	317,797	361,232	353,595	319,880.59	328,339.05	256,925.44	2,545.66

INVESTMENT DIVISION (0.75)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	24.48	24.78	20.44	15.93	17.13	14.92	11.87	12.69	11.81	10.00
Value at end of period	27.34	24.48	24.78	20.44	15.93	17.13	14.92	11.87	12.69	11.81
Number of accumulation units outstanding at end of period	55,168	51,810	67,078	70.222	63,011	40,779	30,317.16	26,816.01	24,665.53	395.12
MAXIM BOND INDEX
Value at beginning of period	13.64	13.46	13.13	12.84	11.79	11.05	10.00	10.00
Value at end of period	14.05	13.64	13.46	13.13	12.84	11.79	11.05	10.00
Number of accumulation units outstanding at end of period	56,517	61,255	70,146	49,972	32,896	10,427	1,128.60	249.52
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	14.84	14.34	13.51	12.23	12.40	12.15	11.56	11.11	10.34	10.00
Value at end of period	15.86	14.836	14.34	13.51	12.23	12.40	12.15	11.56	11.11	10.34
Number of accumulation units outstanding at end of period	95,776	114,118	108,153	156,510	214,143	168,345	177,717.84	342,028.29	426,692.38
MAXIM INDEX 600
Value at beginning of period	20.56	19.35	16.01	11.68	13.88	13.22	12.08	10.88	11.14	10.00
Value at end of period	23.38	20.56	19.35	16.01	11.68	13.88	13.22	12.08	10.88	11.14
Number of accumulation units outstanding at end of period	139,838	158,241	184,812	178.778	195,732	179,104	165,315.68	175,765.02	183,674.90	1,923.32
MAXIM INVESCO ADR
Value at beginning of period	14.56	13.18	11.10	8.52	9.88	11.93	13.38	10.99	10.01	10.00
Value at end of period	17.91	14.56	13.18	11.10	8.52	9.88	11.93	13.38	10.99	10.01
Number of accumulation units outstanding at end of period	200,195	210,380	261,835	318,742	323,340	304,754	275,937.25	280,188.56	292,162.25	7.11
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	19.23	18.68	16.96	13.13	11.91	11.70	11.27	10.83	10.55	10.00
Value at end of period	21.20	19.23	18.68	16.96	13.13	11.91	11.70	11.27	10.83	10.55
Number of accumulation units outstanding at end of period	119,873	99,503	125,048	219,830	206,726	181,118	188,987.82	189,311.10	178,619.57	140.06
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	19.33	18.36	15.14	11.36	13.39	11.80	9.61	9.72	10.02	10.00
Value at end of period	22.64	19.33	18.36	15.14	11.36	13.39	11.80	9.61	9.72	10.02
Number of accumulation units outstanding at end of period	101,081	110,290	116,531	66,125	66,711	42,827	32,627.82	19,064.83	14,660.30
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	15.08	14.52	13.80	10.62	15.50	20.24	23.28	12.97	11.11	10.00
Value at end of period	15.36	15.08	14.52	13.80	10.62	15.50	20.24	23.28	12.97	11.11
Number of accumulation units outstanding at end of period	205,765	249,725	396,176	424,713	428,582	430,489	456,661.36	396,589.37	334,433.76	754.64
MAXIM MODERATE PROFILE I
Value at beginning of period	15.61	14.79	13.39	11.22	12.36	12.80	13.08	11.32	10.24	10.00
Value at end of period	17.35	15.61	14.79	13.39	11.22	12.36	12.80	13.08	11.32	10.24
Number of accumulation units outstanding at end of period	492,288	422,231	541,619	527,862	488,310	442,197	378,015.86	347,108.62	258,990.96
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	16.24	15.20	13.51	10.98	12.58	13.29	14.00	11.55	10.34	10.00
Value at end of period	18.35	16.24	15.20	13.51	10.98	12.58	13.29	14.00	11.55	10.34
Number of accumulation units outstanding at end of period	528,140	426,405	449,591	416,798	406,095	320,829	233,517.97	207.585.59	140,358.02

INVESTMENT DIVISION (0.75)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	14.53	13.82	12.70	10.98	11.68	11.80	11.96	11.12	10.21	10.00
Value at end of period	15.85	14.53	13.82	12.70	10.98	11.68	11.80	11.96	11.12	10.21
Number of accumulation units outstanding at end of period	217,224	237,521	260,842	306,567	309,067	336,687	345,938.20	383,124.12	338,437.20
MAXIM MONEY MARKET
Value at beginning of period	12.40	12.17	12.14	12.15	12.07	11.72	11.13	10.70	10.25	10.00
Value at end of period	12.88	12.40	12.17	12.14	12.15	12.07	11.72	11.13	10.70	10.25
Number of accumulation units outstanding at end of period	1,156,346	935,740	1,255,609	1,466,890	1,219,314	1,450,131	1,594,293.70	2,059,542.36	1,613,050.25	11,698.04
MAXIM STOCK INDEX
Value at beginning of period	14.84	14.24	12.95	10.16	13.12	14.96	16.37	13.78	10.95	10.00
Value at end of period	16.90	14.84	14.24	12.95	10.16	13.12	14.96	16.37	13.78	10.95
Number of accumulation units outstanding at end of period	1,549,039	1,710,224	2,321,101	3,076,632	3,503,273	3,767,774	3,979,926.80	3,812,823.63	3,382,583.06	167,748.34
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	17.74	17.17	15.04	12.06	13.97	13.85	12.36	12.04	11.14	10.00
Value at end of period	20.97	17.74	17.17	15.04	12.06	13.97	13.85	12.36	12.04	11.14
Number of accumulation units outstanding at end of period	487,308	516,348	654,772	612,770	616,083	573,008	519,589.86	625,382.39	614,261.17	1,715.12
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	22.78	20.11	17.16	12.54	16.20	16.51	15.49	12.53	10.33	10.00
Value at end of period	24.14	22.78	20.11	17.16	12.54	16.20	16.51	15.49	12.53	10.33
Number of accumulation units outstanding at end of period	108,837	118,517	143,135	109,705	101,535	91,020	86,437.80	51,474.65	36,548.42
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	15.34	13.24	11.22	8.35	10.27	11.55	11.45	8.88	9.42	10.00
Value at end of period	20.68	15.34	13.24	11.22	8.35	10.27	11.55	11.45	8.88	9.42
Number of accumulation units outstanding at end of period	155,472	137,759	171,310	170,190	191,097	194,421	174,161.75	180,091.70	122,570.24	2,087.94
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	15.01	14.80	14.35	14.10	12.94	12.17	11.09	11.14	10.47	10.00
Value at end of period	15.55	15.01	14.80	14.35	14.10	12.94	12.17	11.09	11.14	10.47
Number of accumulation units outstanding at end of period	186,205	184,996	226,093	337,416	357,996	327,141	303,867.58	350,532.03	341,859.87	739.30
MFS STRATEGIC GROWTH
Value at beginning of period	10.69	10.63	10.05	7.96	10.00
Value at end of period	11.27	10.69	10.63	10.05	7.96
Number of accumulation units outstanding at end of period	6,870	6,749	6,784	7,976	1,105
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.11	10.70	10.12	7.88	10.00
Value at end of period	11.86	11.11	10.70	10.12	7.88
Number of accumulation units outstanding at end of period	31,322	28,212	27,284	5,738	2,436
OPPENHEIMER GLOBAL
Value at beginning of period	13.61	12.05	10.00
Value at end of period	15.85	13.61	12.05
Number of accumulation units outstanding at end of period	50,909	28,995	14,657

INVESTMENT DIVISION (0.75)	2006	2005	2004	2003	2002	2001	2000	1999
PIMCO TOTAL RETURN
Value at beginning of period	11.84	11.62	11.16	10.68	10.00
Value at end of period	12.19	11.84	11.62	11.16	10.68
Number of accumulation units outstanding at end of period	58,817	62,785	55,454	29,997	13,490
PIONEER EQUITY INCOME VCT II
Value at beginning of period	12.40	11.84	10.28	8.47	10.16	11.03	9.74	10.00
Value at end of period	15.03	12.40	11.84	10.28	8.47	10.16	11.03	9.74
Number of accumulation units outstanding at end of period	13,866	13,130	13,768	10,108	9,593	6,589	1,869.22	1,471.60
RS DIVERSIFIED GROWTH
Value at beginning of period	11.21	11.47	10.00
Value at end of period	12.02	11.21	11.47
Number of accumulation units outstanding at end of period	4,505	5,069	9,173
RS EMERGING GROWTH
Value at beginning of period	5.38	5.39	4.71	3.24	5.45	7.55	10.00
Value at end of period	5.85	5.38	5.39	4.71	3.24	5.45	7.55
Number of accumulation units outstanding at end of period	10,554	12,271	36,199	34,730	20,154	24,378	9,391.15
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	11.95	10.00
Value at end of period	12.04	11.95
Number of accumulation units outstanding at end of period	50,796	18,159
VAN KAMPEN COMSTOCK
Value at beginning of period	10.00
Value at end of period	11.12
Number of accumulation units outstanding at end of period	14,194

INVESTMENT DIVISION (0.65)	2006	2005	2004	2003	2002	2001	2000
ARTISAN INTERNATIONAL
Value at beginning of period	9.94	8.60	7.35	5.73	7.11	8.51	10.00
Value at end of period	12.40	9.94	8.60	7.35	5.73	7.11	8.51
Number of accumulation units outstanding at end of period	728	196	------	------	------	------	------
FIDELITY VIP CONTRAFUND
Value at beginning of period	12.76	10.98	9.57	7.50	8.33	9.57	10.00
Value at end of period	14.16	12.76	10.98	9.57	7.50	8.33	9.57
Number of accumulation units outstanding at end of period	134	134	134	134	134	134	133.86
FIDELITY VIP GROWTH
Value at beginning of period	7.21	6.86	6.67	5.06	7.28	8.90	10.00
Value at end of period	7.65	7.21	6.86	6.67	5.06	7.28	8.90
Number of accumulation units outstanding at end of period	2,039	2,787	2,915	2,915	3,307	3,321	4,540.67
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	12.23	11.32	9.75	7.51	9.18	9.80	10.00
Value at end of period	14.04	12.23	11.32	9.75	7.51	9.18	9.80
Number of accumulation units outstanding at end of period	176	176	176	176	176	176	346.13
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	18.43	17.94	16.08	12.49	14.09	12.00	10.00
Value at end of period	20.38	18.43	17.94	16.08	12.49	14.09	12.00
Number of accumulation units outstanding at end of period	538	538	538	538	545	545	902.72
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	20.69	20.93	17.24	13.43	14.42	12.55	10.00
Value at end of period	23.14	20.69	20.93	17.24	13.43	14.42	12.55
Number of accumulation units outstanding at end of period	1,413	1,413	1,413	1,413	1,413	1,413	1,441.16
MAXIM INDEX 600
Value at beginning of period	16.69	15.69	12.97	9.45	11.22	10.67	10.00
Value at end of period	18.99	16.69	15.69	12.97	9.45	11.22	10.67
Number of accumulation units outstanding at end of period	617	723	617	617	841	841	1,054.41
MAXIM INVESCO ADR
Value at beginning of period	11.89	10.75	9.05	6.94	8.04	9.69	10.00
Value at end of period	14.64	11.89	10.75	9.05	6.94	8.04	9.69
Number of accumulation units outstanding at end of period	872	1,212	1,212	1,212	1,331	1,340	1,844.47
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	17.14	16.63	15.08	11.67	10.57	10.37	10.00
Value at end of period	18.92	17.14	16.63	15.08	11.67	10.57	10.37
Number of accumulation units outstanding at end of period	212	212	212	212	212	228	228.23
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	18.68	17.70	14.58	10.93	12.87	11.33	10.00
Value at end of period	21.87	18.68	17.70	14.58	10.93	12.87	11.33
Number of accumulation units outstanding at end of period	101	101	101	101	128	128	128.36
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	7.10	6.83	6.49	4.99	7.27	9.49	10.00
Value at end of period	7.24	7.10	6.83	6.49	4.99	7.27	9.49
Number of accumulation units outstanding at end of period	3,600	3,334	3,820	3,820	3,820	3,856	4,206.33

INVESTMENT DIVISION (0.65)	2006	2005	2004	2003	2002	2001	2000
MAXIM MONEY MARKET
Value at beginning of period	11.01	10.79	10.75	10.75	10.65	10.35	10.00
Value at end of period	11.44	11.01	10.79	10.75	10.75	10.65	10.35
Number of accumulation units outstanding at end of period	2,392	2,305	2,702	2,702	417	85	85.30
MAXIM STOCK INDEX
Value at beginning of period	9.16	8.78	7.98	6.26	8.07	9.19	10.00
Value at end of period	10.44	9.16	8.78	7.98	6.26	8.07	9.19
Number of accumulation units outstanding at end of period	4,342	4,325	4,251	4,128	4,001	4,393	8,977.40
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	14.06	13.59	11.89	9.53	11.03	10.92	10.00
Value at end of period	16.64	14.06	13.59	11.89	9.53	11.03	10.92
Number of accumulation units outstanding at end of period	1,516	1,516	1,516	1,516	1,534	1,550	1,644.45
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	14.21	12.53	10.68	7.80	10.07	10.25	10.00
Value at end of period	15.07	14.21	12.53	10.68	7.80	10.07	10.25
Number of accumulation units outstanding at end of period	143	515	515	515	615	615	615.21
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	13.52	11.66	9.87	7.34	9.01	10.13	10.00
Value at end of period	18.25	13.52	11.66	9.87	7.34	9.01	10.13
Number of accumulation units outstanding at end of period	1,761	1,870	1,653	1,613	1,571	1,525	1,957.79
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	13.62	13.42	13.00	12.75	11.69	10.99	10.00
Value at end of period	14.12	13.62	13.42	13.00	12.75	11.69	10.99
Number of accumulation units outstanding at end of period	357	357	357	357	357	357	357.38

INVESTMENT DIVISION (0.55)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
AIM LARGE CAP GROWTH
Value at beginning of period	6.38	6.22	6.00	4.81	6.58	8.58	10.00
Value at end of period	6.79	6.38	6.22	6.00	4.81	6.58	8.58
Number of accumulation units outstanding at end of period	10,375	19,619	22,215	23,856	23,175	24,965	5,048.31
AIM DYNAMICS
Value at beginning of period	6.33	5.77	5.18	3.77	5.66	8.49	10.00
Value at end of period	7.34	6.33	5.77	5.18	3.77	5.66	8.49
Number of accumulation units outstanding at end of period	25,099	20,547	16,573	20,701	21,751	17,556	17,153.05
AIM SMALL CAP GROWTH
Value at beginning of period	11.80	10.95	10.31	7.45	10.00
Value at end of period	13.41	11.80	10.95	10.31	7.45
Number of accumulation units outstanding at end of period	5,723	13,660	17,006	8,443	2,247
ALGER AMERICAN BALANCED
Value at beginning of period	12.44	11.53	11.09	9.37	10.74	11.01	11.39	10.00
Value at end of period	12.95	12.44	11.53	11.09	9.37	10.74	11.01	11.39
Number of accumulation units outstanding at end of period	8,547	14,147	7,220	7,197	6,592	10,322	5,064.04	3,334.40
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	15.59	14.27	12.70	8.64	12.33	13.26	12.21	10.00
Value at end of period	17.08	15.59	14.27	12.70	8.64	12.33	13.26	12.21
Number of accumulation units outstanding at end of period	62,569	67,889	64,022	49,987	30,204	50,488	50,676.45	2,819.93
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	17.50	17.17	15.34	12.42	13.14	11.87	10.00
Value at end of period	20.79	17.50	17.17	15.34	12.42	13.14	11.87
Number of accumulation units outstanding at end of period	47,787	48,672	30,600	31,769	13,045	14,329	7.61
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.93
Number of accumulation units outstanding at end of period	26,244
ARTISAN INTERNATIONAL
Value at beginning of period	9.99	8.64	7.38	5.74	7.12	8.51	10.00
Value at end of period	12.48	9.99	8.64	7.38	5.74	7.12	8.51
Number of accumulation units outstanding at end of period	77,393	61,213	38,978	21,105	7,588	5,267	1,005.81
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.14
Number of accumulation units outstanding at end of period	15,191
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	10.85	10.71	10.04	8.16	10.00
Value at end of period	12.52	10.85	10.71	10.04	8.16
Number of accumulation units outstanding at end of period	19,140	28,022	21,110	15,242	3,191
FIDELITY VIP CONTRAFUND
Value at beginning of period	18.03	15.50	13.50	10.56	11.72	13.43	14.46	11.70	10.00
Value at end of period	20.03	18.03	15.50	13.50	10.56	11.72	13.43	14.46	11.70
Number of accumulation units outstanding at end of period	67,660	82,505	77,486	43,416	37,904	35,737	18,743.50	24,132.61
FIDELITY VIP GROWTH
Value at beginning of period	16.77	15.94	15.50	11.73	16.88	20.62	23.29	17.04	12.28	10.00
Value at end of period	17.82	16.77	15.94	15.50	11.73	16.88	20.62	23.29	17.04	12.28
Number of accumulation units outstanding at end of period	211,429	259,546	476,985	225,299	274,724	312,757	272,931.05	279,463.28	157,481.96	157,223.90

INVESTMENT DIVISION (0.55)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
JANUS TWENTY
Value at beginning of period	6.25	5.74	4.66	3.74	4.95	7.03	10.00
Value at end of period	6.98	6.25	5.74	4.66	3.74	4.95	7.03
Number of accumulation units outstanding at end of period	28,213	39,806	41,994	39,894	31,903	50,805	40,607.78
JANUS WORLDWIDE
Value at beginning of period	6.15	5.85	5.57	4.51	6.13	7.99	10.00
Value at end of period	7.22	6.15	5.85	5.57	4.51	6.13	7.99
Number of accumulation units outstanding at end of period	17,989	29,797	39,180	43,909	39,683	45,126	33,577.02
JENSEN
Value at beginning of period	10.43	10.67	10.00
Value at end of period	11.80	10.43	10.67
Number of accumulation units outstanding at end of period	4,524	3,647	2,082
LEGG MASON VALUE TRUST
Value at beginning of period	14.36	13.62	12.15	8.45	10.00
Value at end of period	15.22	14.36	13.62	12.15	8.45
Number of accumulation units outstanding at end of period	14,309	25,102	34,992	27,278	7,293
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	10.00
Value at end of period	11.30
Number of accumulation units outstanding at end of period	936
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	16.60	15.34	13.20	10.16	12.41	13.23	14.28	11.79	10.31	10.00
Value at end of period	19.07	16.60	15.34	13.20	10.16	12.41	13.23	14.28	11.79	10.31
Number of accumulation units outstanding at end of period	163,145	153,819	167,632	106,837	47,183	29,171	24,789.73	25,571.23	3,713.98	594.16
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	27.14	26.40	23.64	18.34	20.67	17.59	14.90	14.94	11.23	10.00
Value at end of period	30.05	27.14	26.40	23.64	18.34	20.67	17.59	14.90	14.94	11.23
Number of accumulation units outstanding at end of period	91,634	118,973	122,511	116,779	100,994	82,325	53,330.80	58,898.13	39,615.48	34,374.34
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	26.78	27.06	22.27	17.32	18.59	16.16	12.83	13.69	12.72	10.00
Value at end of period	29.97	26.78	27.06	22.27	17.32	18.59	16.16	12.83	13.69	12.72
Number of accumulation units outstanding at end of period	26,012	41,846	61,107	27,065	27,796	25,012	12,922.77	7,616.79	4,136.54	5,933.43
MAXIM BOND INDEX
Value at beginning of period	13.81	13.60	13.25	12.92	11.84	11.08	10.01	10.00
Value at end of period	14.26	13.81	13.60	13.25	12.92	11.84	11.08	10.01
Number of accumulation units outstanding at end of period	61,568	42,381	55,535	16,903	8,651	1,633	38.77	0.50
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	15.07	14.55	13.68	12.35	12.51	12.23	11.61	11.14	10.34	10.00
Value at end of period	16.16	15.07	14.55	13.68	12.35	12.51	12.23	11.61	11.14	10.34
Number of accumulation units outstanding at end of period	17,205	21,545	28,104	12,529	5,105	5,762	3,983.71	1,880.81	104.91
MAXIM INDEX 600
Value at beginning of period	22.57	21.20	17.50	12.74	15.11	14.36	13.10	11.78	12.03	10.00
Value at end of period	25.71	22.57	21.20	17.50	12.74	15.11	14.36	13.10	11.78	12.03
Number of accumulation units outstanding at end of period	51,476	34,998	39,764	32,357	436	35,797	23,270.47	22,323.57	22,273.21	20,427.36
MAXIM INVESCO ADR
Value at beginning of period	16.48	14.89	12.52	9.58	11.10	13.37	14.96	12.26	11.15	10.00
Value at end of period	20.31	16.48	14.89	12.52	9.58	11.10	13.37	14.96	12.26	11.15
Number of accumulation units outstanding at end of period	57,858	52,486	146,974	51,005	52,686	30,391	25,346.90	29,709.85	29,294.88	34,886.43

INVESTMENT DIVISION (0.55)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	20.77	20.13	18.24	14.10	12.76	12.51	12.03	11/53	11.21	10.00
Value at end of period	22.95	20.77	20.13	18.24	14.10	12.76	12.51	12.03	11.53	11.21
Number of accumulation units outstanding at end of period	59,398	68,903	138,801	49,586	26,821	20,820	12,457.72	11,524.60	10,107.63	10,505.76
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	19.65	18.63	15.33	11.48	13.50	11.88	9.65	9.74	10.03	10.00
Value at end of period	23.07	19.65	18.63	15.33	11.48	13.50	11.88	9.65	9.74	10.03
Number of accumulation units outstanding at end of period	27,134	31,379	35,461	21,845	12,585	16,358	16,730.71	8,763.18	5,260.61	1,448.50
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	16.27	15.64	14.84	11.39	16.59	21.63	24.83	13.81	11.80	10.00
Value at end of period	16.62	16.27	15.64	14.84	11.39	16.59	21.63	24.83	13.81	11.80
Number of accumulation units outstanding at end of period	114,666	118,880	113,570	109,434	127,029	150,777	128,855.07	117,175.80	85,293.71	110,005.54
MAXIM MODERATE PROFILE I
Value at beginning of period	15.87	15.01	13.56	11.34	12.47	12.89	13.14	11.35	10.24	10.00
Value at end of period	17.67	15.87	15.01	13.56	11.34	12.47	12.89	13.14	11.35	10.24
Number of accumulation units outstanding at end of period	244,860	280,295	308,407	94,122	23,568	11,706	8,601.84	6,109.16	2,619.56	2,249.51
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	16.52	15.43	13.68	11.10	12.69	13.37	14.06	11.58	10.35	10.00
Value at end of period	18.69	16.52	15.43	13.68	11.10	12.69	13.37	14.06	11.58	10.35
Number of accumulation units outstanding at end of period	267,737	288,134	261,690	112,259	36,264	11,199	9,336.00	9,781.57	4,302.17	2,109.96
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	14.75	14.00	12.84	11.08	11.77	11.88	12.01	11.15	10.21	10.00
Value at end of period	16.13	14.75	14.00	12.84	11.08	11.77	11.88	12.01	11.15	10.21
Number of accumulation units outstanding at end of period	50,831	52,574	88,077	32,336	17,425	6,188	5,105.21	2,199.42
MAXIM MONEY MARKET
Value at beginning of period	12.87	12.60	12.55	12.53	12.42	12.04	11.41	10.95	10.47	10.00
Value at end of period	13.38	12.87	12.60	12.55	12.53	12.42	12.04	11.41	10.95	10.47
Number of accumulation units outstanding at end of period	516,032	508,435	640,300	677,625	536,548	634,168	620,762.79	708,987.52	719,236.73	875,612.10
MAXIM STOCK INDEX
Value at beginning of period	18.11	17.34	15.74	12.33	15.88	18.08	19.74	16.58	13.15	10.00
Value at end of period	20.66	18.11	17.34	15.74	12.33	15.88	18.08	19.74	16.58	13.15
Number of accumulation units outstanding at end of period	702,496	727,517	941,921	703,987	785,241	848,996	656,870.48	610,676.95	106,369.29	94,900.40
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	20.73	20.02	17.50	14.01	16.20	16.02	14.27	13.88	12.81	10.00
Value at end of period	24.56	20.73	20.02	17.50	14.01	16.20	16.02	14.27	13.88	12.81
Number of accumulation units outstanding at end of period	130,292	171,260	143,402	127,505	144,671	129,359	103,224.91	132,978.09	119,756.04	136.599.23
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	23.16	20.41	17.37	12.68	16.34	16.62	15.56	12.56	10.33	10.00
Value at end of period	24.59	23.16	20.41	17.37	12.68	16.34	16.62	15.56	12.56	10.33
Number of accumulation units outstanding at end of period	54,306	57,150	44,668	27,150	26,316	28,999	23,285.28	13,098.81	3,908.23	1,741.25
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	16.78	14.46	12.23	9.09	11.14	12.51	12.38	9.58	10.14	10.00
Value at end of period	22.67	16.78	14.46	12.23	9.09	11.14	12.51	12.38	9.58	10.14
Number of accumulation units outstanding at end of period	148,980	130,922	136,107	101,034	70,258	78,124	61,199.98	57,822.77	32,162.34	39,222.20
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	15.48	15.23	14.74	14.45	13.23	12.42	11.30	11.33	10.62	10.00
Value at end of period	16.06	15.48	15.23	14.74	14.45	13.23	12.42	11.30	11.33	10.62
Number of accumulation units outstanding at end of period	117,090	84,847	112,238	54,909	50,914	51,447	20,389.60	19,724.89	13,389.95	3,531.32

INVESTMENT DIVISION (0.55)	2006	2005	2004	2003	2002	2001	2000	1999
MFS STRATEGIC GROWTH
Value at beginning of period	10.76	10.69	10.09	7.97	10.00
Value at end of period	11.37	10.76	10.69	10.09	7.97
Number of accumulation units outstanding at end of period	250	488	3,177	747	2,902
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.20	10.75	10.16	7.89	10.00
Value at end of period	11.97	11.20	10.75	10.16	7.89
Number of accumulation units outstanding at end of period	14,006	11,904	10,804	2,241	776
OPPENHEIMER GLOBAL
Value at beginning of period	13.65	12.06	10.00
Value at end of period	15.93	13.65	12.06
Number of accumulation units outstanding at end of period	19,143	22,742	9,000
PIMCO TOTAL RETURN
Value at beginning of period	11.93	11.68	11.20	10.69	10.00
Value at end of period	12.30	11.93	11.68	11.20	10.69
Number of accumulation units outstanding at end of period	101,503	73,218	48,758	16,184	12,051
PIONEER EQUITY INCOME VCT II
Value at beginning of period	12.60	12.00	10.40	8.55	10.25	11.10	9.74	10.00
Value at end of period	15.30	12.60	12.00	10.40	8.55	10.25	11.10	9.74
Number of accumulation units outstanding at end of period	10,516	8,232	4,198	2,170	311	7,012	5,138.56	270.05
RS DIVERSIFIED GROWTH
Value at beginning of period	11.24	11.48	10.00
Value at end of period	12.08	11.24	11.48
Number of accumulation units outstanding at end of period	1,082	2,882	4,750
RS EMERGING GROWTH
Value at beginning of period	5.44	5.44	4.75	3.25	5.47	7.56	10.00
Value at end of period	5.92	5.44	5.44	4.75	3.25	5.47	7.56
Number of accumulation units outstanding at end of period	16,567	27,620	49,631	37,111	38,037	23,734	2,705.56
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	11.86	10.00
Value at end of period	12.08	11.86
Number of accumulation units outstanding at end of period	24,568	10,501
VAN KAMPEN COMSTOCK
Value at beginning of period	10.00
Value at end of period	11.13
Number of accumulation units outstanding at end of period	1,416

INVESTMENT DIVISION (0.45)	2006	2005
AIM LARGE CAP GROWTH
Value at beginning of period	10.35	10.00
Value at end of period	11.03	10.35
Number of accumulation units outstanding at end of period	381	351
AIM DYNAMICS
Value at beginning of period	10.27	10.00
Value at end of period	11.92	10.27
Number of accumulation units outstanding at end of period	1,573	1,625
AIM SMALL CAP GROWTH
Value at beginning of period	10.25	10.00
Value at end of period	11.66	10.25
Number of accumulation units outstanding at end of period	1,328	1,374
ALGER AMERICAN BALANCED
Value at beginning of period	10.22	10.00
Value at end of period	10.66	10.22
Number of accumulation units outstanding at end of period	4,470	5,294
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	10.21	10.00
Value at end of period	11.19	10.21
Number of accumulation units outstanding at end of period	13,494	10,975
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	10.02	10.00
Value at end of period	11.91	10.02
Number of accumulation units outstanding at end of period	7,194	7,579
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.94
Number of accumulation units outstanding at end of period	882
ARTISAN INTERNATIONAL
Value at beginning of period	10.78	10.00
Value at end of period	13.48	10.78
Number of accumulation units outstanding at end of period	10,703	7,256
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.14
Number of accumulation units outstanding at end of period	1,950
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	10.14	10.00
Value at end of period	11.71	10.14
Number of accumulation units outstanding at end of period	14,499	9,598
FIDELITY VIP CONTRAFUND
Value at beginning of period	10.57	10.00
Value at end of period	11.75	10.57
Number of accumulation units outstanding at end of period	36,799	30,640
FIDELITY VIP GROWTH
Value at beginning of period	10.33	10.00
Value at end of period	10.98	10.33
Number of accumulation units outstanding at end of period	104,810	110,233

INVESTMENT DIVISION (0.45)	2006	2005
JANUS TWENTY
Value at beginning of period	10.26	10.00
Value at end of period	11.47	10.26
Number of accumulation units outstanding at end of period	2,267	2,368
JANUS WORLDWIDE
Value at beginning of period	10.34	10.00
Value at end of period	12.13	10.34
Number of accumulation units outstanding at end of period	5,515	5,672
JENSEN
Value at beginning of period	10.09	10.00
Value at end of period	11.43	10.09
Number of accumulation units outstanding at end of period	820	527
LEGG MASON VALUE TRUST
Value at beginning of period	10.68	10.00
Value at end of period	11.33	10.68
Number of accumulation units outstanding at end of period	7,110	5,417
MAINSTAY SMALL CAP OPPORTUNITY FUND
Value at beginning of period	10.00
Value at end of period	11.30
Number of accumulation units outstanding at end of period	2,396
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	10.33	10.00
Value at end of period	11.88	10.33
Number of accumulation units outstanding at end of period	19,249	13,236
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	10.12	10.00
Value at end of period	11.22	10.12
Number of accumulation units outstanding at end of period	65,705	67,963
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	9.70	10.00
Value at end of period	10.87	9.70
Number of accumulation units outstanding at end of period	13,438	13,849
MAXIM BOND INDEX
Value at beginning of period	9.99	10.00
Value at end of period	10.32	9.99
Number of accumulation units outstanding at end of period	6,101	7,767
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	10.13	10.00
Value at end of period	10.87	10.13
Number of accumulation units outstanding at end of period	7,793	6,116
MAXIM INDEX 600
Value at beginning of period	10.08	10.00
Value at end of period	11.50	10.08
Number of accumulation units outstanding at end of period	19,787	16,932
MAXIM INVESCO ADR
Value at beginning of period	10.48	10.00
Value at end of period	12.93	10.48
Number of accumulation units outstanding at end of period	17,200	18,223

INVESTMENT DIVISION (0.45)	2006	2005
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	10.01	10.00
Value at end of period	11.07	10.01
Number of accumulation units outstanding at end of period	28,154	26,357
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	10.18	10.00
Value at end of period	11.96	10.18
Number of accumulation units outstanding at end of period	6,400	6,246
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	10.38	10.00
Value at end of period	10.60	10.38
Number of accumulation units outstanding at end of period	33,951	42,480
MAXIM MODERATE PROFILE I
Value at beginning of period	10.24	10.00
Value at end of period	11.41	10.24
Number of accumulation units outstanding at end of period	161,037	139,361
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	10.30	10.00
Value at end of period	11.67	10.30
Number of accumulation units outstanding at end of period	114,783	68,943
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	10.21	10.00
Value at end of period	11.17	10.21
Number of accumulation units outstanding at end of period	34,892	27,554
MAXIM MONEY MARKET
Value at beginning of period	10.09	10.00
Value at end of period	10.50	10.09
Number of accumulation units outstanding at end of period	106,408	84,944
MAXIM STOCK INDEX
Value at beginning of period	10.21	10.00
Value at end of period	11.66	10.21
Number of accumulation units outstanding at end of period	145,235	141,808
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	10.08	10.00
Value at end of period	11.95	10.08
Number of accumulation units outstanding at end of period	88,602	100,287
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	10.54	10.00
Value at end of period	11.20	10.54
Number of accumulation units outstanding at end of period	32,037	26,973
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	10.65	10.00
Value at end of period	14.40	10.65
Number of accumulation units outstanding at end of period	21,818	21,102
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	10.01	10.00
Value at end of period	10.40	10.01
Number of accumulation units outstanding at end of period	25,006	19,184

INVESTMENT DIVISION (0.45)	2006	2005
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	10.37	10.00
Value at end of period	11.10	10.37
Number of accumulation units outstanding at end of period	2,778	819
OPPENHEIMER GLOBAL
Value at beginning of period	10.52	10.00
Value at end of period	12.29	10.52
Number of accumulation units outstanding at end of period	10,143	8,360
PIMCO TOTAL RETURN
Value at beginning of period	9.96	10.00
Value at end of period	10.29	9.96
Number of accumulation units outstanding at end of period	8,909	9,144
PIONEER EQUITY INCOME VCT II
Value at beginning of period	10.05	10.00
Value at end of period	12.22	10.05
Number of accumulation units outstanding at end of period	4,608	3,970
RS DIVERSIFIED GROWTH
Value at beginning of period	9.84	10.00
Value at end of period	10.59	9.84
Number of accumulation units outstanding at end of period	792	816
RS EMERGING GROWTH
Value at beginning of period	10.20	10.00
Value at end of period	11.12	10.20
Number of accumulation units outstanding at end of period	2,698	2,698
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	10.38	10.00
Value at end of period	10.49	10.38
Number of accumulation units outstanding at end of period	10,770	4,895

INVESTMENT DIVISION (0.25)	2006	2005	2004	2003
AIM LARGE CAP GROWTH
Value at beginning of period	11.74	11.42	10.98	10.00
Value at end of period	12.54	11.74	11.42	10.98
Number of accumulation units outstanding at end of period	4,712	4,075	514	182
AIM DYNAMICS
Value at beginning of period	14.41	13.09	11.72	10.00
Value at end of period	16.75	14.41	13.09	11.72
Number of accumulation units outstanding at end of period	4,613	4,392	-----	-----
AIM SMALL CAP GROWTH
Value at beginning of period	13.80	12.78	11.99	10.00
Value at end of period	15.74	13.80	12.78	11.99
Number of accumulation units outstanding at end of period	6,656	6,415	520	187
ALGER AMERICAN BALANCED
Value at beginning of period	11.95	11.06	10.58	10.00
Value at end of period	12.47	11.95	11.06	10.58
Number of accumulation units outstanding at end of period	13,140	7,816	60	60
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	14.74	13.45	11.93	10.00
Value at end of period	16.19	14.74	13.45	11.93
Number of accumulation units outstanding at end of period	53,077	36,814	3,080	1,647
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	12.77	12.50	11.13	10.00
Value at end of period	15.22	12.77	12.50	11.13
Number of accumulation units outstanding at end of period	106,251	65,720	3,324	384
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.95
Number of accumulation units outstanding at end of period	30,470
ARTISAN INTERNATIONAL
Value at beginning of period	16.10	13.89	11.82	10.00
Value at end of period	20.17	16.10	13.89	11.82
Number of accumulation units outstanding at end of period	57,081	37,516	1,377	100
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.15
Number of accumulation units outstanding at end of period	24,913
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	12.06	11.86	11.09	10.00
Value at end of period	13.95	12.06	11.86	11.09
Number of accumulation units outstanding at end of period	34,095	22,669	706	226
FIDELITY VIP CONTRAFUND
Value at beginning of period	15.62	13.39	11.62	10.00
Value at end of period	17.41	15.62	13.39	11.62
Number of accumulation units outstanding at end of period	110,199	86,045	9,683	8,944
FIDELITY VIP GROWTH
Value at beginning of period	12.41	11.76	11.40	10.00
Value at end of period	13.23	12.41	11.76	11.40
Number of accumulation units outstanding at end of period	344,338	295,947	124,488	56,079

INVESTMENT DIVISION (0.25)	2006	2005	2004	2003
JANUS TWENTY
Value at beginning of period	14.87	13.62	11.02	10.00
Value at end of period	16.66	14.87	13.62	11.02
Number of accumulation units outstanding at end of period	19,761	24,418	148	187
JANUS WORLDWIDE
Value at beginning of period	12.74	12.07	11.46	10.00
Value at end of period	14.98	12.74	12.07	11.46
Number of accumulation units outstanding at end of period	8,358	7,173	-----	-----
JENSEN
Value at beginning of period	10.62	10.82	10.00
Value at end of period	12.04	10.62	10.82
Number of accumulation units outstanding at end of period	14,011	7,906	737
LEGG MASON VALUE TRUST
Value at beginning of period	13.84	13.09	11.64	10.00
Value at end of period	14.71	13.84	13.09	11.64
Number of accumulation units outstanding at end of period	59,054	52,223	1,935	904
MAINSTAY SMALL CAP OPPORTUNITY FUND
Value at beginning of period	10.00
Value at end of period	11.32
Number of accumulation units outstanding at end of period	20
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	14.70	13.55	11.62	10.00
Value at end of period	16.94	14.70	13.55	11.62
Number of accumulation units outstanding at end of period	146,866	100,415	67,348	5,239
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	13.20	12.80	11.43	10.00
Value at end of period	14.66	13.20	12.80	11.43
Number of accumulation units outstanding at end of period	244,849	233,233	90,440	20,764
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	14.19	14.30	11.73	10.00
Value at end of period	15.94	14.19	14.30	11.73
Number of accumulation units outstanding at end of period	106,559	90,653	9,637	3,116
MAXIM BOND INDEX
Value at beginning of period	10.38	10.19	9.89	10.00
Value at end of period	10.75	10.38	10.19	9.89
Number of accumulation units outstanding at end of period	201,607	144,138	1,947	976
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	11.53	11.09	10.40	10.00
Value at end of period	12.39	11.53	11.09	10.40
Number of accumulation units outstanding at end of period	29,317	20,173	12,374	2,457
MAXIM INDEX 600
Value at beginning of period	15.80	14.79	12.18	10.00
Value at end of period	18.06	15.80	14.79	12.18
Number of accumulation units outstanding at end of period	199,336	189,005	14,108	11,096
MAXIM INVESCO ADR
Value at beginning of period	15.75	14.19	11.89	10.00
Value at end of period	19.47	15.75	14.19	11.89
Number of accumulation units outstanding at end of period	64,236	28,688	8,357	6,921

INVESTMENT DIVISION (0.25)	2006	2005	2004	2003
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	12.45	12.03	10.87	10.00
Value at end of period	13.80	12.45	12.03	10.87
Number of accumulation units outstanding at end of period	112,349	80,152	8,116	4,835
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	15.41	14.56	11.95	10.00
Value at end of period	18.14	15.41	14.56	11.95
Number of accumulation units outstanding at end of period	52,683	39,103	3,246	------
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	12.70	12.17	11.51	10.00
Value at end of period	13.00	12.70	12.17	11.51
Number of accumulation units outstanding at end of period	96,314	103,912	66,116	29,068
MAXIM MODERATE PROFILE I
Value at beginning of period	12.91	12.17	10.96	10.00
Value at end of period	14.42	12.91	12.17	10.96
Number of accumulation units outstanding at end of period	497,048	311,090	133,066	9,523
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	13.63	12.69	11.22	10.00
Value at end of period	15.47	13.63	12.69	11.22
Number of accumulation units outstanding at end of period	358,989	197,892	116,765	3,082
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	12.41	11.74	10.73	10.00
Value at end of period	13.60	12.41	11.74	10.73
Number of accumulation units outstanding at end of period	79,721	41,291	32,315	2,458
MAXIM MONEY MARKET
Value at beginning of period	10.34	10.09	10.02	10.00
Value at end of period	10.79	10.34	10.09	10.02
Number of accumulation units outstanding at end of period	361,594	284,632	70,140	38,346
MAXIM STOCK INDEX
Value at beginning of period	13.02	12.43	11.25	10.00
Value at end of period	14.90	13.02	12.43	11.25
Number of accumulation units outstanding at end of period	1,109,700	1,058,265	508,881	223,569
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	13.27	12.78	11.14	10.00
Value at end of period	15.77	13.27	12.78	11.14
Number of accumulation units outstanding at end of period	325,229	213,041	26,050	17,724
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	15.52	13.63	11.57	10.00
Value at end of period	16.53	15.52	13.63	11.57
Number of accumulation units outstanding at end of period	169,064	101,179	7,122	2,077
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	16.87	14.49	12.22	10.00
Value at end of period	22.86	16.87	14.49	12.22
Number of accumulation units outstanding at end of period	154,607	88,166	37,284	5,098
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	10.57	10.37	10.01	10.00
Value at end of period	11.01	10.57	10.37	10.01
Number of accumulation units outstanding at end of period	211,994	170,957	12,225	7,818

INVESTMENT DIVISION (0.25)	2006	2005	2004	2003
MFS STRATEGIC GROWTH
Value at beginning of period	11.78	11.66	10.97	10.00
Value at end of period	12.48	11.78	11.66	10.97
Number of accumulation units outstanding at end of period	211	282	154	------
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	12.54	12.01	11.31	10.00
Value at end of period	13.45	12.54	12.01	11.31
Number of accumulation units outstanding at end of period	12,627	8,651	912	-----
OPPENHEIMER GLOBAL
Value at beginning of period	13.71	12.07	10.00
Value at end of period	16.05	13.71	12.07
Number of accumulation units outstanding at end of period	61,197	38,226	5,203
PIMCO TOTAL RETURN
Value at beginning of period	10.65	10.40	9.94	10.00
Value at end of period	11.02	10.65	10.40	9.94
Number of accumulation units outstanding at end of period	91,301	43,992	3,577	2,796
PIONEER EQUITY INCOME VCT II
Value at beginning of period	13.52	12.85	11.10	10.00
Value at end of period	16.47	13.52	12.85	11.10
Number of accumulation units outstanding at end of period	9,160	11,917	222	-----
RS DIVERSIFIED GROWTH
Value at beginning of period	11.29	11.50	10.00
Value at end of period	12.17	11.29	11.50
Number of accumulation units outstanding at end of period	2,734	2,998	395
RS EMERGING GROWTH
Value at beginning of period	14.03	13.97	12.16	10.00
Value at end of period	15.32	14.03	13.97	12.16
Number of accumulation units outstanding at end of period	6,710	12,766	1,075	7,126
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	11.99	10.00
Value at end of period	12.14	11.99
Number of accumulation units outstanding at end of period	41,514	9,172
VAN KAMPEN COMSTOCK
Value at beginning of period	10.00
Value at end of period	11.14
Number of accumulation units outstanding at end of period	5,310

INVESTMENT DIVISION (0.00)	2006	2005	2004	2003	2002	2001	2000	1999	1998
AIM LARGE CAP GROWTH
Value at beginning of period	6.57	6.38	6.11	4.88	6.63	8.61.	10.00
Value at end of period	7.04	6.57	6.38	6.11	4.88	6.63	8.61
Number of accumulation units outstanding at end of period	1,383	1,409	2,172	2,573	2,575	1,870	29.74
AIM DYNAMICS
Value at beginning of period	6.53	5.92	5.29	3.82	5.71	8.51	10.00
Value at end of period	7.61	6.53	5.92	5.29	3.82	5.71	8.51
Number of accumulation units outstanding at end of period	7,835	9,238	8,766	9,191	7,398	3,160	13.77
AIM SMALL CAP GROWTH
Value at beginning of period	12.04	11.11	10.40	7.48	10.00
Value at end of period	13.76	12.04	11.11	10.40	7.48
Number of accumulation units outstanding at end of period	4,539	6,004	2,291	1,322	263
ALGER AMERICAN BALANCED
Value at beginning of period	12.87	11.87	11.35	9.53	10.87	11.09	11.41	10.00
Value at end of period	13.47	12.87	11.87	11.35	9.53	10.87	11.09	11.41
Number of accumulation units outstanding at end of period	1,141	2,366	145	614	347	73	---	---
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	16.14	14.70	13.00	8.80	12.49	13.36	12.24	10.00
Value at end of period	17.78	16.14	14.70	13.00	8.80	12.49	13.36	12.24
Number of accumulation units outstanding at end of period	16,279	14,742	2,207	2,300	1,755	5,675	6,106.52	4,468.96
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	18.04	17.60	15.64	12.59	13.25	11.91	10.00
Value at end of period	21.54	18.04	17.60	15.64	12.59	13.25	11.91
Number of accumulation units outstanding at end of period	29,831	18,167	12,746	8,083	4,757	869	---
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.00
Value at end of period	10.96
Number of accumulation units outstanding at end of period	14,851
ARTISAN INTERNATIONAL
Value at beginning of period	10.30	8.86	7.52	5.83	7.18	8.54	10.00
Value at end of period	12.94	10.30	8.86	7.52	5.83	7.18	8.54
Number of accumulation units outstanding at end of period	26,213	9,000	3,068	1,553	244	15	15.37
DAVIS NEW YORK VENTURE
Value at beginning of period	10.00
Value at end of period	11.16
Number of accumulation units outstanding at end of period	9,631
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	11.07	10.87	10.14	8.19	10.00
Value at end of period	12.85	11.07	10.87	10.14	8.19
Number of accumulation units outstanding at end of period	51,441	41,151	24,622	19,027	14,740
FIDELITY VIP CONTRAFUND
Value at beginning of period	18.75	16.03	13.88	10.81	11.92	13.59	14.55	11.71	10.00
Value at end of period	20.95	18.75	16.03	13.88	10.81	11.92	13.59	14.55	11.71
Number of accumulation units outstanding at end of period	45,984	42,628	4,150	3,156	1,165	647	591.75	1,704.69	-
FIDELITY VIP GROWTH
Value at beginning of period	12.46	11.78	11.39	8.58	12.27	14.90	16.74	12.18	10.00
Value at end of period	13.31	12.46	11.78	11.39	8.58	12.27	14.90	16.74	12.18
Number of accumulation units outstanding at end of period	497,756	528,427	58,817	63,827	64,250	65,066	71,676.33	82,726.28	56,691.14

INVESTMENT DIVISION (0.00)	2006	2005	2004	2003	2002	2001	2000	1999	1998
JANUS TWENTY
Value at beginning of period	6.45	5.90	4.76	3.80	5.00	7.05	10.00
Value at end of period	7.24	6.45	5.90	4.76	3.80	5.00	7.05
Number of accumulation units outstanding at end of period	18,312	22,900	68,045	48,970	46,538	5,572	74.13
JANUS WORLDWIDE
Value at beginning of period	6.35	6.00	5.68	4.57	6.18	8.02	10.00
Value at end of period	7.48	6.35	6.00	5.68	4.57	6.18	8.02
Number of accumulation units outstanding at end of period	10,160	15,839	12,692	15,471	7,008	3,068	68.81
JENSEN
Value at beginning of period	10.52	10.69	10.00
Value at end of period	11.96	10.52	10.69
Number of accumulation units outstanding at end of period	6,940	5,993	1,491
LEGG MASON VALUE TRUST
Value at beginning of period	14.65	13.82	12.26	8.50	10.00
Value at end of period	15.61	14.65	13.82	12.26	8.50
Number of accumulation units outstanding at end of period	12,841	11,920	3,914	3,099	9
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	16.83	15.47	13.23	10.13	12.30	13.05	14.01	11.50	10.00
Value at end of period	19.44	16.83	15.47	13.23	10.13	12.30	13.05	14.01	11.50
Number of accumulation units outstanding at end of period	4,776,795	4,188,964	4,195,462	3,514,133	2,695,952	2,053,814	1,524,725.90	980,948.29	411,766.69
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	22.77	22.02	19.61	15.14	16.96	14.35	12.09	12.06	10.00
Value at end of period	25.35	22.77	22.02	19.61	15.14	16.96	14.35	12.09	12.06
Number of accumulation units outstanding at end of period	90,402	92,346	36,285	36,203	39,766	41,705	43,484.08	58,732.02	39,226.80
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	22.10	22.21	18.18	14.06	15.01	12.97	10.24	10.87	10.00
Value at end of period	24.87	22.10	22.21	18.18	14.06	15.01	12.97	10.24	10.87
Number of accumulation units outstanding at end of period	1,975,987	2,077,063	1,841,507	1,398,626	1,040,392	682,781	431,552.88	257,904.70	117,016.71
MAXIM BOND INDEX
Value at beginning of period	14.30	14.01	13.56	13.16	12.00	11.16	10.03	10.00
Value at end of period	14.84	14.30	14.01	13.56	13.16	12.00	11.16	10.03
Number of accumulation units outstanding at end of period	55,512	55,882	8,622	7,542	4,277	1,774	---	---
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	15.20	14.58	13.64	12.25	12.34	11.99	11.33	10.80	10.00
Value at end of period	16.38	15.20	14.58	13.64	12.25	12.34	11.99	11.33	10.80
Number of accumulation units outstanding at end of period	1,983,576	1,799,926	1,900,441	1,660,149	1,317,240	1,020,296	820,263.26	704,508.34	542,021.82
MAXIM INDEX 600
Value at beginning of period	18.89	17.64	14.49	10.49	12.37	11.70	10.61	9.48	10.00
Value at end of period	21.64	18.89	17.64	14.49	10.49	12.37	11.70	10.61	9.48
Number of accumulation units outstanding at end of period	24,449	17,052	15,045	14,045	10,490	11,525	13,796.44	14,500.50	11,591.13
MAXIM INVESCO ADR
Value at beginning of period	13.61	12.23	10.22	7.79	8.97	10.74	11.96	9.75	10.00
Value at end of period	16.86	13.61	12.23	10.22	7.79	8.97	10.74	11.96	9.75
Number of accumulation units outstanding at end of period	65,615	136,849	17,265	14,733	13,152	11,069	12,896.48	10,506.29	5,065.09
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	19.25	18.56	16.72	12.85	11.57	11.28	10.79	10.29	10.00
Value at end of period	21.39	19.25	18.56	16.72	12.85	11.57	11.28	10.79	10.29
Number of accumulation units outstanding at end of period	1,682,333	1,458,792	635,305	405,521	163,556	104,057	76,001.05	69,826.06	49,103.31

INVESTMENT DIVISION (0.00)	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	20.07	18.92	15.49	11.53	13.49	11.80	9.53	9.58	10.00
Value at end of period	23.69	20.07	18.92	15.49	11.53	13.49	11.80	9.53	9.58
Number of accumulation units outstanding at end of period	26,346	24,704	10,622	5,728	4,194	2,361	1,778.21	2,176.29	9,120.17
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	13.52	12.93	12.20	9.31	13.49	17.49	19.96	11.04	10.00
Value at end of period	13.88	13.52	12.93	12.20	9.31	13.49	17.49	19.96	11.04
Number of accumulation units outstanding at end of period	70,285	80,334	36,647	36,569	36,329	35,923	38,509.61	41,361.84	31,102.91
MAXIM MODERATE PROFILE I
Value at beginning of period	16.17	15.22	13.67	11.37	12.43	12.78	12.96	11.13	10.00
Value at end of period	18.11	16.17	15.22	13.67	11.37	12.43	12.78	12.96	11.13
Number of accumulation units outstanding at end of period	11,346,126	10,149,385	9,685,469	6,611,791	4,015,222	2,784,761	1,899,302.27	1,219,880.72	419,765.72
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	16.67	15.49	13.66	11.02	12.53	13.13	13.73	11.25	10.00
Value at end of period	18.97	16.67	15.49	13.66	11.02	12.53	13.13	13.73	11.25
Number of accumulation units outstanding at end of period	10,921,073	9,544,912	9,647,765	7,746,339	5,784,543	4,199,046	2,956,697.36	1,804,051.78	697,144.75
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	15.08	14.24	12.98	11.14	11.77	11.80	11.87	10.95	10.00
Value at end of period	16.58	15.08	14.24	12.98	11.14	11.77	11.80	11.87	10.95
Number of accumulation units outstanding at end of period	2,698,011	2,422,600	2,464,929	2,003,116	1,399,483	907,841	669,293.04	443,954.25	177,087.47
MAXIM MONEY MARKET
Value at beginning of period	12.56	12.23	12.11	12.02	11.86	11.43	10.78	10.28	10.00
Value at end of period	13.13	12.56	12.23	12.11	12.02	11.86	11.43	10.78	10.28
Number of accumulation units outstanding at end of period	274,328	212,526	100,864	109,837	28,216	25,020	28,693.39	64,181.93	80,123.80
MAXIM STOCK INDEX
Value at beginning of period	12.60	11.99	10.83	8.43	10.80	12.23	13.28	11.09	10.00
Value at end of period	14.44	12.60	11.99	10.83	8.43	10.80	12.23	13.28	11.09
Number of accumulation units outstanding at end of period	692,179	985,487	425,426	463,882	480,385	525,365	554,803.94	560,272.75	444,254.02
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	15.78	15.16	13.18	10.49	12.06	11.87	10.51	10.17	10.00
Value at end of period	18.80	15.78	15.16	13.18	10.49	12.06	11.87	10.51	10.17
Number of accumulation units outstanding at end of period	76,839	67,391	57,992	70,477	71,756	74,636	75,115.23	104,951.02	114,503.07
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	23.54	20.62	17.46	12.67	16.24	16.42	15.30	12.28	10.00
Value at end of period	25.12	23.54	20.62	17.46	12.67	16.24	16.42	15.30	12.28
Number of accumulation units outstanding at end of period	2,647,299	2,520,177	2,334,070	1,956,547	1,468,272	1,105,320	790,764.55	450,551.56	176,746.72
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	15.90	13.62	11.46	8.47	10.33	11.53	11.35	8.73	10.00
Value at end of period	21.60	15.90	13.62	11.46	8.47	10.33	11.53	11.35	8.73
Number of accumulation units outstanding at end of period	147,526	123,517	50,177	49,582	43,311	41,110	37,034.10	31,627.04	28,867.69
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	14.81	14.50	13.95	13.60	12.39	11.57	10.46	10.43	10.00
Value at end of period	15.46	14.81	14.50	13.95	13.60	12.39	11.57	10.46	10.43
Number of accumulation units outstanding at end of period	91,979	126,451	68,068	63,935	62,801	58,415	51,242.81	55,109.13	6,374.10
MFS STRATEGIC GROWTH
Value at beginning of period	10.98	10.84	10.18	8.00	10.00
Value at end of period	11.67	10.98	10.84	10.18	8.00
Number of accumulation units outstanding at end of period	454	631	250	259	104

INVESTMENT DIVISION (0.00)	2006	2005	2004	2003	2002	2001	2000	1999
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.43	10.92	10.26	7.91	10.00
Value at end of period	12.29	11.43	10.92	10.26	7.91
Number of accumulation units outstanding at end of period	6,705	4,967	1,160	357	1
OPPENHEIMER GLOBAL
Value at beginning of period	13.76	12.09	10.00
Value at end of period	16.15	13.76	12.09
Number of accumulation units outstanding at end of period	16,143	10,031	2,851
PIMCO TOTAL RETURN
Value at beginning of period	12.17	11.85	11.30	10.73	10.00
Value at end of period	12.62	12.17	11.85	11.30	10.73
Number of accumulation units outstanding at end of period	20,103	12,645	7,848	3,828	224
PIONEER EQUITY INCOME VCT II
Value at beginning of period	13.06	12.38	10.67	8.72	10.41	11.21	9.76	10.00
Value at end of period	15.95	13.06	12.38	10.67	8.72	10.41	11.21	9.76
Number of accumulation units outstanding at end of period	2,515	1,854	589	361	134	3	---	---
RS DIVERSIFIED GROWTH
Value at beginning of period	11.33	11.51	10.00
Value at end of period	12.24	11.33	11.51
Number of accumulation units outstanding at end of period	2,336	2,446	604
RS EMERGING GROWTH
Value at beginning of period	5.61	5.57	4.84	3.30	5.51	7.58	10.00
Value at end of period	6.14	5.61	5.57	4.84	3.30	5.51	7.58
Number of accumulation units outstanding at end of period	17,125	17,806	14,098	9,041	5,320	1,737	2,705.97
STI CLASSIC SMALL CAP GROWTH STOCK
Value at beginning of period	12.01	10.00
Value at end of period	12.19	12.01
Number of accumulation units outstanding at end of period	19,681	7,900
VAN KAMPEN COMSTOCK
Value at beginning of period	10.00
Value at end of period	11.15
Number of accumulation units outstanding at end of period	6,727

APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus
(ii)

the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

(iii)

a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, minus or plus

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to 1.25%, 0.95%, 0.75%, 0.65%, 0.55%, or 0.00%, depending upon the Group Contractowner’s Contract.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone:    (800) 701-8255 (U.S.)

(303) 737-4538 (Greenwood Village)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2007, which is available without charge by contacting Great-West Life & Annuity Insurance Company at the above address or at the above telephone number.

May 1, 2007

TABLE OF CONTENTS

                                                                                                                                                                                Page

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNDERWRITER

FINANCIAL STATEMENTS

CUSTODIAN AND INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

                A.Custodian

The assets of FutureFunds Series Account (the "Series Account") are held by Great-West Life & Annuity Insurance Company ("GWL&A"). The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by a financial institution bond issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian) per occurrence, which covers all officers and employees of GWL&A.

                B.Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as GWL&A's and the Series Account's independent registered public accounting firm. Deloitte & Touche LLP examines financial statements for GWL&A and the Series Account and provides other audit, tax, and related services.

The consolidated balance sheets of GWL&A as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006, as well as the statements of assets and liabilities of the Series Account as of December 31, 2006, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, which are included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their reports appearing therein.

.

UNDERWRITER

The offering of the Group Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of GWL&A. GWFS has received no underwriting commissions in connection with this offering.

FINANCIAL STATEMENTS

The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Group Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Participants under the Group Contracts are affected solely by the investment results of the Series Account.

GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

FINANCIAL STATEMENTS FOR THE YEARS ENDED

DECEMBER 31, 2006, 2005 AND 2002

AND REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedule listed in the Index at Item 8. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 3 to the accompanying consolidated financial statements, the Company changed its method of accounting for share-based payments and defined benefit and other post-retirement plans as required by accounting guidance which the Company adopted on January 1, 2006 and December 31, 2006, respectively.

Denver, Colorado

March 30, 2007

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2006 and 2005

(In Thousands, Except Share Amounts)

	December 31,
	2006	2005
Assets
Investments:
Fixed maturities available-for-sale, at fair value
(amortized cost $15,546,700 and $13,736,055)	$15,486,655	$13,767,417
Equity investments available-for-sale, at fair value
(cost $363,067 and $518,614)	373,460	524,212
Mortgage loans on real estate (net of
allowances of $15,661 and $15,661)	1,338,193	1,460,559
Policy loans	3,797,649	3,715,888
Short-term investments, available-for-sale (cost
approximates fair value)	1,056,705	1,070,049
Other investments	4,413	4,659
Total investments	22,057,075	20,542,784

Other Assets:
Cash	33,572	57,903
Reinsurance receivable:
Related party	531,389	654,965
Other	258,355	256,156
Deferred acquisition costs and value of
business acquired	505,134	426,442
Investment income due and accrued	161,146	150,876
Receivables related to uninsured accident
and health plan claims (net of allowances of
$14,299 and $18,404)	150,854	145,203
Premiums in course of collection (net of
allowances of $4,351 and $5,227)	107,874	106,518
Deferred income taxes	173,059	190,044
Collateral under securities lending agreements	382,423	145,193
Due from parent and affiliates	10,650	26,646
Goodwill	146,030	40,452
Other intangible assets	47,112	4,903
Other assets	627,207	575,605
Separate Account Assets	16,289,974	14,455,710
Total Assets	$41,481,854	$37,779,400

See notes to consolidated financial statements.		(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2006 and 2005

(In Thousands, Except Share Amounts)

		December 31,
		2006	2005
Liabilities and Stockholder’s Equity
Policy Benefit Liabilities:
Policy reserves:
Related party		$4,639,829	$4,835,896
Other		14,695,926	13,387,868
Policy and contract claims		413,022	371,670
Policyholders’ funds		386,301	348,937
Provision for policyholders’ dividends		109,700	111,626
Undistributed earnings on participating business		188,198	178,907
Total policy benefit liabilities		20,432,976	19,234,904

General Liabilities:
Due to parent and affiliates		547,951	240,929
Repurchase agreements		763,779	755,905
Commercial paper		95,020	95,064
Payable under securities lending agreements		382,423	145,193
Other liabilities		840,776	789,984
Separate Account Liabilities		16,289,974	14,455,710
Total liabilities		39,352,899	35,717,689

Commitments and Contingencies		-	-

Stockholder’s Equity:	t>
Preferred stock, $1 par value, 50,000,000 shares
authorized, none issued and outstanding		-	-
Common stock, $1 par value, 50,000,000 shares
authorized, 7,032,000 shares issued and
outstanding		7,032	7,032
Additional paid-in capital		737,857	728,701
Accumulated other comprehensive income (loss)		(46,537)	(16,818)
Retained earnings		1,430,603	1,342,796
Total stockholder’s equity		2,128,955	2,061,711
Total Liabilities and Stockholder’s Equity		$41,481,854	$37,779,400

See notes to consolidated financial statements.			(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

	Year Ended December 31,
	2006	2005	2004
Revenues:
Premium income:
Related party (net of premiums
ceded of $4,827, $5,185
and $260,445)	$286,901	$329,175	$(22,880)
Other (net of premiums
ceded of $57,432, $279,007
and $428,010)	1,151,675	895,961	693,948
Fee income	1,043,624	964,699	915,644
Net investment income	1,164,025	1,090,080	1,049,902
Net realized gains (losses)
on investments	(12,076)	38,977	57,947
Total revenues	3,634,149	3,318,892	2,694,561
Benefits and Expenses:
Life and other policy benefits
(net of reinsurance recoveries
of $58,657, $263,043
and $396,886)	1,463,000	1,042,085	853,676
Increase (decrease) in reserves:
Related party	29,245	147,466	(186,972)
Other	(4,009)	26,678	(69,901)
Interest paid or credited to
contractholders	471,835	478,659	517,807
Provision for policyholders’ share
of earnings (loss) on
participating business	9,061	(3,039)	10,181
Dividends to policyholders	98,605	100,613	108,822
Total benefits	2,067,737	1,792,462	1,233,613
General insurance expenses	997,502	924,350	913,445
Amortization of deferred
acquisition costs and value
of business acquired	46,191	51,528	54,268
Interest expense	33,623	17,552	16,595
Total benefits and expenses	3,145,053	2,785,892	2,217,921
Income Before Income Taxes	489,096	533,000	476,640
Provision for Income Taxes:
Current	119,087	141,337	152,028
Deferred	32,807	20,108	(1,808)
Total income taxes	151,894	161,445	150,220
Net Income	$337,202	$371,555	$326,420

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

			Accumulated
			Other Comprehensive
			Income (Loss)
			Unrealized	Pension and
		Additional	Gains	Post-
	Common	Paid-in	(Losses) on	Retirement	Retained
	Stock	Capital	Securities	Benefit Plans	Earnings	Total
Balances, January 1, 2004	$7,032	$722,365	$137,131	$(9,311)	$1,029,409	$1,886,626
Net income					326,420	326,420
Other comprehensive loss:
Net change in unrealized losses			(3,585)			(3,585)
Minimum pension liability
adjustment				(5,440)		(5,440)
Total comprehensive income						317,395
Dividends					(163,230)	(163,230)
Income tax benefit on stock
compensation		3,570				3,570
Balances, December 31, 2004	$7,032	$725,935	$133,546	$(14,751)	$1,192,599	$2,044,361
Net income					371,555	371,555
Other comprehensive loss:
Net change in unrealized losses			(125,280)			(125,280)
Minimum pension liability
adjustment				(10,333)		(10,333)
Total comprehensive income						235,942
Dividends					(221,358)	(221,358)
Income tax benefit on stock
compensation		2,766				2,766
Balances, December 31, 2005	$7,032	$728,701	$8,266	$(25,084)	$1,342,796	$2,061,711
Net income					337,202	337,202
Other comprehensive loss:
Net change in unrealized losses			(23,974)			(23,974)
Minimum pension liability
adjustment				989		989
Total comprehensive income						314,217
Impact of adoption of SFAS No. 158				(6,734)		(6,734)
Dividends					(249,395)	(249,395)
Capital contribution – stock-based
compensation		4,525				4,525
Income tax benefit on stock
compensation		4,631				4,631
Balances, December 31, 2006	$7,032	$737,857	$(15,708)	$(30,829)	$1,430,603	$2,128,955

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

	Year Ended December 31,
	2006	2005	2004
Operating Activities:
Net income	$337,202	$371,555	$326,420
Adjustments to reconcile net
income to net cash provided
by operating activities:
Earnings allocated to
participating policyholders	9,061	(3,039)	10,181
Amortization of (premiums) and
discounts on investments	(55,218)	(52,712)	28,367
Net realized (gains) losses on
investments	12,076	(38,977)	(57,947)
Depreciation and amortization	77,256	81,847	93,580
Deferral of acquisition costs	(60,187)	(50,437)	(52,693)
Deferred income taxes	32,807	20,108	(1,808)
Changes in assets and liabilities,
net of effects from acquisitions:
Policy benefit liabilities	197,465	86,845	(106,912)
Reinsurance receivable	40,279	120,793	21,352
Receivables	(16,501)	1,022	(34,056)
Other, net	(21,363)	(186,760)	74,488
Net cash provided by operating
activities	552,877	350,245	300,972

Investing Activities:
Proceeds from sales, maturities and
redemptions of investments:
Fixed maturities available-for-sale	7,486,226	5,783,036	7,198,543
Mortgage loans on real estate	325,291	250,112	368,734
Equity investments	209,453	240,886	148,685
Purchases of investments:
Fixed maturities available-for-sale	(9,146,358)	(5,933,327)	(7,137,608)
Mortgage loans on real estate	(209,079)	(122,078)	(50,577)
Equity investments	(56,350)	(121,881)	(323,551)
Acquisitions, net of cash acquired	1,301,372	-	-
Net change in short-term investments	3,459	(574,229)	(17,618)
Change in repurchase agreements	7,874	192,658	173,532
Other, net	(33,629)	64,505	(124,944)
Net cash provided by (used in)
investing activities	(111,741)	(220,318)	235,196

See notes to consolidated financial statements.			(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

	Year Ended December 31,
	2006	2005	2004
Financing Activities:
Contract deposits	$1,065,805	$1,166,502	$668,381
Contract withdrawals	(1,603,285)	(1,195,166)	(964,759)
Change in due to parent and affiliates	323,018	60,426	(52,784)
Change in bank overdrafts	(1,566)	7,034	(63,148)
Dividends paid	(249,395)	(221,358)	(163,230)
Net commercial paper
borrowings (repayments)	(44)	20	(1,388)
Net cash used in financing
activities	(465,467)	(182,542)	(576,928)

Net decrease in cash	(24,331)	(52,615)	(40,760)
Cash, beginning of year	57,903	110,518	151,278
Cash, end of year	$33,572	$57,903	$110,518

Supplemental disclosures of cash
flow information:

Cash paid during the year for:
Income taxes	$63,619	$93,608	$147,287
Interest	30,959	17,553	15,220

Non-cash investing and financing
transactions during the year:
Assets transferred from The Canada
Life Assurance Company (See Note 4)	$87,622	$468,123	$-
Recapture of reinsurance assets by The
Canada Life Assurance Company	-	-	(196,781)
Fair value of asset acquired in
settlement of fixed maturity investment	-	4,659	-
Share-based compensation expense	4,525	-	-

See notes to consolidated financial statements.			(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2006, 2005 and 2004

(Dollars in Thousands, Except Share Amounts)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”). The Company offers a wide range of life insurance, health insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans, deferred acquisition costs and value of business acquired, goodwill and other intangible assets, derivative instruments, valuation of privately placed fixed maturity investments, employee benefits plans and taxes on income. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

Reclassifications have been made to the 2005 and 2004 consolidated financial statements to conform to the 2006 presentation. The changes in presentation to the consolidated statements of cash flows relate to the cash flows from sales and purchases of repurchase agreement assets which in 2006 are presented in net change in short-term investments and in 2005 and 2004 were presented on a gross basis in proceeds from sales of fixed maturities and in purchases of fixed maturities, and to the reclassification of the change in repurchase agreement borrowings from financing activities to investing activities. In addition, contract deposits and withdrawals, which were presented on a net basis in 2005 and 2004, are shown separately in 2006. Reclassifications were also made in the 2005 and 2004 consolidated balance sheets and the consolidated statements of income regarding the presentation of deferred acquisition costs and value of business acquired, goodwill and other intangible assets, other assets, general insurance expense, amortization of deferred acquisition costs and interest expense. The reclassifications had no effect on previously reported total assets, total liabilities, stockholder’s equity or net income and were done in order to further enhance the readers’ understanding of the Company’s consolidated financial statements.

Investments - Investments are reported as follows:

1.

The Company has classified its fixed maturity investments as available-for-sale and carries them at fair value with the net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of its consolidated balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company’s consolidated balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

2.

Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans. Management’s judgment is based upon extensive situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based upon the fair value of the collateral the Company receives.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s consolidated balance sheets. The Company employs the cost method of accounting for investments in which it has a minority equity interest and virtually no influence over the entity’s operations. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity’s operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

6.	Gains and losses realized on disposal of investments are determined on a specific identification basis.

7.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

8.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company’s securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income in the Company’s consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2006 and 2005, this liability was $140,759 and $142,325, respectively.

Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amounts of $139,507 and $86,766, are included in other assets at December 31, 2006 and 2005, respectively. The Company capitalized $69,887, $26,873 and $21,484 of internal use software development costs during the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) - DAC, which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 9 for additional information regarding deferred acquisition costs and the value of businesses acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2006, 2005 or 2004.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships, preferred provider networks and healthcare provider networks in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based on the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company’s separate accounts include mutual funds or other investment options that, beginning in 2005, purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2006 and 2005, these purchases totaled $67,546 and $363,440, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $356,992 and $318,907 at December 31, 2006 and 2005, respectively, to avoid the overstatement of assets and liabilities in its consolidated balance sheet at those dates.

Life insurance and annuity reserves - Life insurance and annuity reserves with life contingencies in the amounts of $13,015,465 and $12,496,258 at December 31, 2006 and 2005, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $6,320,290 and $5,727,506 at December 31, 2006 and 2005, respectively, are established at the contract holder’s account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The Company sells participating policies in which the policyholder shares in the Company’s participating earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience. The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors.

Participating life and annuity policy reserves are $6,793,239 and $6,607,453 at December 31, 2006 and 2005, respectively. Participating business approximates 12.8% and 12.9% of the Company’s individual life insurance in-force at December 31, 2006 and 2005, respectively, and 14.9%, 42.0% and 74.3% of individual life insurance premium income for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has established a Participating Policyholder Experience Account (“PPEA”) for the benefit of all participating policyholders, which is included in the accompanying consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general account assets.

The Company has also established a Participation Fund Account (“PFA”) for the benefit of the participating policyholders previously transferred to it from The Great-West Life Assurance Company (“GWL”) under an assumption reinsurance transaction. The PFA is part of the PPEA.

Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Accident and health insurance premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured health insurance business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy reserves.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events have been recognized in either the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

Stock options - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R “Share-Based Payment” (“SFAS No. 123R”) which requires it to use the fair value method to recognize the cost of share-based employee compensation. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. (See Notes 3 and 19).

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, the Company must demonstrate that it maintains adequate capital. At December 31, 2006 and 2005, the Company was in compliance with the requirement. (See Note 12).

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security to policy and contract holders. The Company generally fulfills this requirement with the deposit of United States government obligations.

2.        Acquisitions

Metropolitan Life Insurance Company’s 401(k) and defined benefit business -

On October 2, 2006, the Company purchased several parts of the full service-bundled, small and midsized 401(k) as well as some defined benefit plan business from Metropolitan Life Insurance Company and its affiliates (“MetLife”). The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements since that date. The acquisition included the associated dedicated distribution group, including wholesalers, relationship managers and sales associates. As a result of the acquisition, the Company added approximately 300,000 participants in the 401(k) full service segment and increased its distribution capacity.

The purchase included a 100% coinsurance agreement reinsuring the acquired general account business and a 100% modified-coinsurance agreement reinsuring the acquired separate account business. The Company will replace the acquired MetLife policies with its policies over a three year period. As these policies are replaced, they will no longer be subject to the reinsurance agreements. Under the coinsurance agreement, the Company acquired all of the insurance liabilities associated with these contracts and received from MetLife cash to support these liabilities, net of the purchase price. Under the modified-coinsurance agreement, MetLife retains the approximate $2.3 billion of separate account assets and liabilities but cedes to the Company all of the net profits and losses and related net cash flows. In addition, the Company acquired the rights to provide administrative services and recordkeeping functions for approximately $3.4 billion of participant account values.

The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair values as of the acquisition date. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed at October 2, 2006. The Company is in the process of obtaining third-party valuations of VOBA and intangible assets acquired; thus, the allocation of the purchase price is subject to refinement. This process is expected to be completed before September 30, 2007.

Assets		Liabilities and Stockholder’s Equity
Cash acquired, net of
consideration	$1,384,117	Policy reserves	$1,485,506
Value of business acquired	46,033	Other liabilities	7,971
Goodwill	56,340
Other intangible assets	6,337
Other assets	650
Total assets	$1,493,477	Total liabilities	$1,493,477

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA for these annuity products is adjusted to reflect actual experience. The VOBA has an expected amortization period of 14 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships for the recordkeeping business acquired and amounted to $6,337 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience with customer relationships differs from expectations, the amortization will be adjusted to reflect actual experience. The customer relationship intangible asset has an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $56,340, all of which has been allocated to the Financial Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

IHN, Inc. -

On November 30, 2006, the Company purchased all outstanding shares of IHN, Inc. (“IHN”). The results of IHN’s operations have been included in the Company’s consolidated financial statements since that date. IHN provides network provider access to health care and workers compensation payors such as third-party administrators, insurance carriers and employers for approximately 70,000 members. Additional consideration may be paid in 2008 if certain earnings targets are met. Any contingent consideration paid or accrued in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The value of the identifiable intangible assets reflects the estimated fair value of the healthcare provider network acquired and amounted to $2,775 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience differs from expectations, the amortization will be adjusted to reflect actual experience. The healthcare provider networks intangible asset has an expected amortization period of 7 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $8,327, all of which has been allocated to the Great-West Healthcare segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

U.S. Bank’s defined contribution business -

On December 31, 2006, the Company purchased the full service-bundled, defined contribution business from U.S Bank. The results of operations of this business have been included in the Company’s consolidated financial statements since that date. The acquired business primarily relates to the administration of approximately 1,900 401(k) plans which represent more than 190,000 members and more than $9.0 billion in retirement plan assets. The acquisition includes the retention of relationship managers and sales and client service specialists. Additional consideration may be paid in 2007 and 2008 if certain revenue and contract retention targets are met. Any contingent consideration paid or accrued in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair values as of the acquisition date. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed at December 31, 2006. The Company is in the process of obtaining third-party valuations of the intangible assets; thus, the allocation of the purchase price is subject to refinement. This process is expected to be completed before December 31, 2007.

Assets		Liabilities and Stockholder’s Equity
Cash consideration	$(72,000)	Other liabilities	$2,000
Goodwill	39,720
Other intangible assets	34,280
Total assets	$2,000	Total liabilities	$2,000

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships acquired of $19,790 and the estimated fair value of the preferred provider agreement of $14,490. These intangibles will be amortized in relation to the expected economic benefits of the agreement. If actual experience with differs from expectations, the amortization will be adjusted to reflect actual experience. The intangibles have an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $39,720, all of which has been allocated to the Financial Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

3. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements -

In December 2004, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS No. 123R”). SFAS No. 123R replaces Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation” (“SFAS No. 123”) and supersedes Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB No. 25”). SFAS No. 123R requires a company to use the fair value method to recognize the cost of its stock-based employee compensation and to provide certain other additional disclosures. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. The Company adopted the provisions of SFAS No. 123R on January 1, 2006. The adoption of SFAS No. 123R did not have a material effect on the Company’s consolidated balance sheets or the results of its operations (See Note 19).

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.” SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material effect on the Company’s consolidated financial position or the results of its operations.

In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“FSP 115-1 and 124-1”). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” and amends Statement of Financial Accounting Standards No. 115 “Accounting for Certain Investments in Debt and Equity Securities,” Statement of Financial Accounting Standards No. 124 “Accounting for Certain Investments Held by Not-for-Profit Organizations” and Accounting Principles Board Opinion No. 18 “The Equity Method of Accounting for Investments in Common Stock.” FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary in nature and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 was effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company’s consolidated financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 did not have a material effect on the Company’s consolidated financial position or the results of its operations.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material effect on the Company’s consolidated financial position.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”). For fiscal years ending after December 15, 2006, SFAS No. 158 requires a company to recognize in its balance sheet an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder’s equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of SFAS No. 158 as of December 31, 2006. The adoption of SFAS No. 158 decreased accumulated other comprehensive income (loss) by $6,734. The adoption of SFAS No. 158 did not affect the results of operations for the year ended December 31, 2006, and will not affect the Company’s results of operations in future periods. For fiscal years ended after December 15, 2008, SFAS No. 158 requires a company to measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of its fiscal year. The Company is evaluating the impact that the adoption of the measurement date provision of SFAS No. 158 will have on its consolidated financial position and results of operations.

In September 2006, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB No. 108”). SAB No. 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB No. 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB No. 108. The Company adopted SAB No. 108 on December 31, 2006. The adoption of SAB No. 108 did not have a material effect on the Company’s consolidated financial position.

Accounting pronouncements that will be adopted in the future -

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company will adopt the provisions of SFAS No. 157 for its fiscal year beginning January 1, 2008. The Company is evaluating the impact that the adoption of SFAS No. 157 will have on its consolidated financial position, the results of its operations and the disclosure requirements applicable to its fair value measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company will adopt the provisions of SFAS No. 159 for its fiscal year beginning January 1, 2008. The Company is evaluating the impact that the adoption of SFAS No. 159 will have on its consolidated financial position and the results of its operations.

4. Related Party Transactions

The Company performs administrative services for the United States operations of The Great-West Life Assurance Company (“GWL”), a wholly-owned subsidiary of Lifeco and investment services for London Reinsurance Group, an indirect subsidiary of GWL. The Company provides administrative and operational services for the United States operations of The Canada Life Assurance Company (“CLAC”), an indirect wholly-owned subsidiary of Lifeco. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year-Ended December 31,
	2006	2005	2004
Investment management revenue
included in net investment income	$6,772	$7,377	$6,304
Administrative and underwriting expense
reimbursements included as a
reduction to operating expenses	1,399	1,367	1,820
Total	$8,171	$8,744	$8,124

The following table summarizes amounts due from parent and affiliates at December 31, 2006 and 2005.

			December 31,
Related party	Indebtedness	Due Date	2006	2005
GWL&A Financial Inc.	On account	On demand	$-	$13,625
Great-West Life &
Annuity Insurance
Capital (Nova Scotia) Co.	On account	On demand	229
Great-West Life &
Annuity Insurance
Capital (Nova Scotia) Co. II	On account	On demand	865	-
The Canada Life
Assurance Company	On account	On demand	9,556	13,021
Total			$10,650	$26,646

The following table summarizes amounts due to parent and affiliates at December 31, 2006 and 2005.

			December 31,
Related party	Indebtedness	Due Date	2006	2005
GWL&A
Financial Inc. ¹	Surplus note	November 2034	$194,184	$194,174
GWL&A
Financial Inc. ²	Surplus note	May 2046	333,400	-
GWL&A
Financial Inc.	Note interest	May 2007	4,701	1,699
GWL&A
Financial Inc.	On account	On demand	12,907	-
The Great-West
Life Assurance	Note payable
Company ³	and interest	October 2006	-	25,338
The Great-West
Life Assurance
Company	On account	On demand	2,759	19,718
Total			$547,951	$240,929

¹

A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,184 and $194,174 at December 31, 2006 and 2005, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

²

A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016 the surplus note will bear an interest rate of 2.588% plus the then current three-month LIBOR rate. The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The Company used the proceeds from the issuance of the surplus note for general corporate purposes. The note matures on May 16, 2046.

³	The note payable to The Great-West Life Assurance Company was paid during September 2006. The note bore interest at the rate of 5.4% per annum.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $28,848, $14,396 and $15,189 for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company and CLAC have an indemnity reinsurance agreement pursuant to which the Company assumed 80% (originally 45% coinsurance and 35% coinsurance with funds withheld) of certain United States life, health and annuity business of CLAC.

The indemnity reinsurance agreement, as amended, allows for periodic transfers to the Company of the funds withheld assets. At December 31, 2006 and 2005, there was approximately $311,553 and $509,887, respectively, of funds withheld assets remaining to be transferred to the Company, which are included in reinsurance receivable in the consolidated balance sheet.

The following table summarizes the transfer of funds withheld assets by CLAC to the Company during the years ended December 31, 2006 and 2005.

	Year Ended December 31,
Assets	2006	2005
Fixed maturity investments	$84,358	$414,623
Mortgage loans on real estate	2,745	49,218
Investment income due and accrued	519	4,282
Cash	96,600	70,000
Reinsurance receivable	(184,222)	(538,123)
	$-	$-

As a result of these asset transfers, the reinsured 80% of the life, health and annuity business is 65% coinsurance and 15% coinsurance with funds withheld at December 31, 2006.

The reinsurance receivable relates to the amount due to the Company for reserves ceded by coinsurance with funds withheld. The Company’s return on this reinsurance receivable is the interest and other investment returns earned, as defined by the agreement, on a segregated pool of investments of CLAC’s United States branch. Pursuant to an interpretation of SFAS No. 133, as amended, the Company has identified an embedded derivative for its exposure to interest rate and credit risk on the segregated pool of investments. As this embedded derivative does not qualify for hedge accounting treatment, it was marked to market resulting in the Company’s net income decreasing by $1,486, $8,454, and $5,282, net of policyholder related amounts and deferred taxes, during the years ended December 31, 2006, 2005, and 2004, respectively.

On December 31, 2005, a wholly-owned subsidiary of the Company and CLAC entered into a reinsurance agreement on a coinsurance with funds withheld basis pursuant to which the Company assumed a certain specific in-force block of term life insurance of CLAC. The Company recorded $166,688 in both premium income and increase in reserves associated with these policies.

The Company recorded, at fair value, the following at December 31, 2005 as a result of this transaction.

Assets		Liabilities and Stockholder’s Equity
Reinsurance receivable	$166,688	Policy reserves	$166,688
	$166,688		$166,688

Included within reinsurance receivable in the consolidated balance sheets are $231,842 and $166,688 of funds withheld assets as of December 31, 2006 and 2005, respectively. CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2006 and 2005, these purchases totaled $67,546 and $363,440, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $356,992 and $318,907 at December 31, 2006 and 2005, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

5.        Summary of Investments

The following table summarizes fixed maturity investments and equity securities available-for-sale at December 31, 2006.

	December 31, 2006
		Gross	Gross	Estimated
Fixed	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturities:	Cost	Gains	Losses	Value	Value
U.S.
government
direct
obligations
and U.S.
agencies	$3,851,780	$21,309	$30,641	$3,842,448	$3,842,448
Obligations
of U.S.
states
and their
subdivisions	1,320,202	20,367	22,783	1,317,786	1,317,786
Foreign
government	14,591	-	132	14,459	14,459
Corporate
debt
securities	5,764,082	83,504	90,419	5,757,167	5,757,167
Mortgage-
backed and
asset-
backed
securities	4,596,045	29,399	70,649	4,554,795	4,554,795
Total fixed
maturities	$15,546,700	$154,579	$214,624	$15,486,655	$15,486,655
Total equity
investments	$363,067	$10,398	$5	$373,460	$373,460

The following table summarizes fixed maturity investments and equity securities available-for-sale at December 31, 2005.

	December 31, 2005
		Gross	Gross	Estimated
Fixed	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturities:	Cost	Gains	Losses	Value	Value
U.S.
government
direct
obligations
and U.S.
agencies	$3,366,237	$30,488	$28,638	$3,368,087	$3,368,087
Obligations
of U.S.
states
and their
subdivisions	1,279,318	35,117	12,202	1,302,233	1,302,233
Foreign
government	21,402	140	193	21,349	21,349
Corporate
debt
securities	5,461,994	114,375	87,027	5,489,342	5,489,342
Mortgage-
backed and
asset-
backed
securities	3,607,104	32,626	53,324	3,586,406	3,586,406
Total fixed
maturities	$13,736,055	$212,746	$181,384	$13,767,417	$13,767,417
Total equity
investments	$518,614	$10,208	$4,610	$524,212	$524,212

See Note 6 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2006, by contractual maturity date, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	Cost	Fair Value
Maturing in one
year or less	$1,268,526	$1,276,014
Maturing after one year
through five years	2,762,785	2,761,232
Maturing after five years
through ten years	2,189,424	2,185,601
Maturing after ten years	1,735,746	1,726,216
Mortgage-backed and
asset-backed securities	7,590,219	7,537,592
	$15,546,700	$15,486,655

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The following table summarizes information regarding the sales of fixed maturity investments for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Proceeds from sales	$5,966,714	$4,018,653	$5,316,127
Gross realized gains from sales	47,951	33,629	103,892
Gross realized losses from sales	(54,896)	(40,800)	(59,930)

Gross realized gains and gross realized losses from sales were primarily attributable to interest rate related gains and losses on repurchase agreement financing transactions and short duration fixed maturity investments resulting from the sale of securities acquired in the current year.

The Company has fixed maturity securities with fair values in the amounts of $13,034 and $13,312 that have been non-income producing for the twelve months preceding December 31, 2006 and 2005, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company’s overall asset/liability matching program.

The Company’s use of derivatives treated as fair value hedges has been nominal during the last three years. Hedge ineffectiveness in the amount of $224 was recorded as an increase to net investment income during the year ended December 31, 2006. The ineffective portions of hedges had no material impact on net income during the years ended December 31, 2005 and 2004.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa. Interest rate caps are interest rate protection instruments that require the payment by a counter party to the Company of an interest rate differential only if interest rates rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the agreement at each due date.

Hedge ineffectiveness in the amount of $89 was recorded as a decrease to net investment income during the year ended December 31, 2006, while $567 was recorded as an increase to net investment income during the year ended December 31, 2005 and $3,534 was recorded as a decrease to net investment income during the year ended December 31, 2004.

Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. Derivative net gains in the amounts of $1,709, $7,853 and $10,023 were reclassified to net investment income during the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006, the Company estimates that $416 of net derivative losses included in other comprehensive income will be reclassified into net investment losses within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at its fair value.

Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS No. 133, as amended. As such, changes in the market value of these instruments are recorded in net income. During the years ended December 31, 2006 and 2005, decreases in the amounts of $264 and $883 were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, while an increase to net investment income in the amount of $4,125 was recognized during the year ended December 31, 2004. These amounts exclude the impact of the embedded derivative discussed in Note 4.

The following tables summarize derivative financial instruments at December 31, 2006 and 2005.

December 31, 2006

	Notional	Strike/
	Amount	Swap Rate	Maturity

Interest rate swaps	344,876	2.72% - 5.37%	April 2007 -
			February 2045
Credit default swaps	98,295	N/A	January 2007 -
			November 2007
Foreign currency
exchange contracts	30,000	N/A	December 2016
Futures:
Ten year U.S.
Treasury:
Long position	2,100	N/A	March 2007
Five year U.S.
Treasury:
Long position	23,500	N/A	March 2007
Total return swap:
Receivable for
coinsurance with
funds withheld	386,499	Variable	Indeterminable

	December 31, 2005
	Notional	Strike/
	Amount	Swap Rate	Maturity
			January 2006-
Interest rate swaps	$360,013	2.72% - 6.54%	February 2045
Credit default swaps	102,952	N/A	November 2007
Foreign currency			July 2006-
exchange contracts	19,000	N/A	November 2007
Options:
Calls	22,000	Various	February 2006
Futures:
Ten year U.S.
Treasury:
Long position	2,100	N/A	March 2006
Five year U.S.
Treasury:
Long position	23,500	N/A	March 2006
Short position	16,000	N/A	March 2006
Total return swap:
Receivable for
coinsurance with
funds withheld	510,295	Variable	Indeterminable

Mortgage loans - The following table summarizes information with respect to impaired mortgage loans at December 31, 2006 and 2005.

	December 31,
	2006	2005
Impaired loans, net of related allowance for credit
losses of $6,213 and $6,213	$4,869	$4,906
Impaired loans with no related allowance for credit losses	1,344	-
Average balance of impaired loans during the year	11,773	14,096
Interest income recognized while impaired	50	750
Interest income received and recorded while impaired
using the cash basis method of recognition	109	702

As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $6,491 and $18,283 at December 31, 2006 and 2005, respectively.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Balance, January 1	$15,661	$30,339	$31,889
Release of provision	-	(8,000)	(3,192)
Amounts written off	-	(6,678)	(304)
Recoveries	-	-	1,946
Balance, December 31	$15,661	$15,661	$30,339

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $373,460 and $524,212 at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, the Company had investments in the amounts of $0 and $132,233, respectively, in an exchange-traded fund, which invests in corporate debt securities.

At December 31, 2006 and 2005, the Company had $345,192 and $374,295, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2006 and 2005 were $27,441 and $33,648, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with carrying values in the amounts of $59,177 and $63,688 at December 31, 2006 and 2005, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost in the amounts of $365,219 and $138,530 and estimated fair values in the amounts of $365,341 and $139,146 were on loan under the program at December 31, 2006 and 2005, respectively. The Company was liable for collateral under its control in the amounts of $382,423 and $145,193 at December 31, 2006 and 2005, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $820 and $2,313 at December 31, 2006 and 2005, respectively.

Impairment of fixed maturity investments and equity investments - The Company classifies all of its fixed maturity and equity investments as available-for-sale and marks them to fair value with the related net gain or loss, net of policyholder related amounts and deferred taxes, being recorded in accumulated other comprehensive income in the stockholder’s equity section in the accompanying consolidated balance sheets. All securities with gross unrealized losses at the consolidated balance sheet date are subjected to the Company’s process for identifying other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as investment losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

The assessment of whether an other-than-temporary impairment has occurred is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is significantly below cost.
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
•	The decline in fair value has existed for an extended period of time.
•	A debt security has been downgraded by a credit rating agency.
•	The financial condition of the issuer has deteriorated.
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

The Company’s security investments fluctuate in value based upon interest rates in financial markets and other economic factors. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. The Company has the ability and intent to hold the securities with unrealized losses until a recovery of fair value; therefore, the Company considers these declines in value as temporary.

Unrealized losses on fixed maturity and equity investments

The following tables summarize unrealized investment losses by class of investment at December 31, 2006 and 2005. The Company considers these investments to be only temporarily impaired.

December 31, 2006

	Less than twelve months		Twelve months or longer		Total
Fixed	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Maturities:	fair value	loss	fair value	loss	fair value	Loss
U.S.

government
direct
obligations
and U.S.
agencies	$1,543,431	$8,907	$986,022	$21,734	$2,529,453	$30,641
Obligations
of U.S.
states and
their sub-
divisions	279,895	6,251	456,157	16,532	736,052	22,783
Foreign
governments	1,217	7	13,242	125	14,459	132
Corporate
debt
securities	1,157,847	15,972	2,159,779	74,447	3,317,626	90,419
Mortgage-
backed
and asset-
backed
securities	724,267	7,782	2,091,923	62,867	2,816,190	70,649
Total fixed
maturities	$3,706,657	$38,919	$5,707,123	$175,705	$9,413,780	$214,624
Equity
investments	$309	$1	$79	$4	$388	$5

	December 31, 2005
	Less than twelve months		Twelve months or longer		Total
Fixed	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Maturities:	fair value	loss	fair value	loss	fair value	Loss
U.S.
government
direct
obligations
and U.S.
agencies	$1,332,248	$20,663	$327,392	$7,975	$1,659,640	$28,638
Obligations
of U.S.
states and
their sub-
divisions	355,708	4,876	190,828	7,326	546,536	12,202
Foreign
governments	10,997	56	2,863	137	13,860	193
Corporate
debt
securities	1,899,246	45,172	903,183	41,855	2,802,429	87,027
Mortgage-
backed
and asset-
backed
securities	1,590,209	26,855	714,946	26,469	2,305,155	53,324
Total fixed
maturities	$5,188,408	$97,622	$2,139,212	$83,762	$7,327,620	$181,384
Equity
investments	$129,081	$4,449	$3,414	$161	$132,495	$4,610

Fixed maturity investments - At December 31, 2006 and 2005, there were 980 and 1,134 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $3,706,657 and $5,188,408, respectively, and unrealized losses in the amounts of $38,919 and $97,622, respectively. At December 31, 2006 and 2005, less than 1% and less than 2%, respectively, of these securities were rated non-investment grade. At December 31, 2006 and 2005, there were 1,456 and 641 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $5,707,123 and $2,139,212, respectively, and unrealized losses in the amounts of $175,705 and $83,762, respectively. The unrealized losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

U.S. Government direct obligations and U.S. agencies, obligations of U.S. states and their subdivisions and foreign governments - The unrealized losses on the Company’s investments in U.S. Government direct obligations and U.S. agencies, obligations of U.S. States and their subdivisions, and foreign governments as of December 31, 2006 and 2005 were caused by market interest rate increases since the securities were acquired. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investments. All of these investments are rated “A” and above. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Corporate debt securities - At December 31, 2006 and 2005, there were 139 and 248 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $1,157,847 and $1,899,246, respectively, and unrealized losses in the amounts of $15,972 and $45,172, respectively. At December 31, 2006 and 2005, there were 324 and 223 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $2,159,779 and $903,183, respectively, and unrealized losses in the amounts of $74,447 and $41,855, respectively. The unrealized losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

In the automobile related industry, one security has been in a loss position for less than twelve months with an unrealized loss of in the amount of $11. Seven securities have been in a loss position for twelve months or longer with unrealized losses in the amount of $3,435. There were three automobile industry securities upon which $1,299 of impairment write-downs were recognized during the year ended December 31, 2006. Based on the Company’s analysis of the liquidity of the issuers in these investments, the Company considers the remaining principal to be fully recoverable under the contractual terms of the investments.

In the electric/utilities industry, there were 34 securities that have been in a loss position for less than twelve months with unrealized losses in the amount of $3,838. Seventy securities have been in a loss position for twelve months or longer with unrealized losses in the amount of $18,445. Less than $2,500 of unrealized losses in this industry was related to a decrease in credit quality.

In the oil and gas industry, there were nine securities that have been in a loss position for less than twelve months with unrealized losses in the amount of $1,364. There were 24 securities that have been in a loss position for twelve months or longer with unrealized losses in the amount of $4,792. Approximately $700 of unrealized losses in this industry was related to a decrease in credit quality.

The telephone and telecommunications industry has four securities that have been in a loss position for less than twelve months with unrealized losses in the amount of $851 and 20 securities that have been in a loss position for twelve months or longer with unrealized losses in the amount of $8,278. None of these unrealized losses in these industries were related to a decrease in credit quality.

The Company has investments in Canadian bank debt securities of which one security has been in a loss position for less than twelve months with an unrealized loss in the amount of $14. Three securities have been in a loss position for twelve months or longer with unrealized losses in the amount of $3,857. None of these unrealized losses in these industries were related to a decrease in credit quality.

The remaining unrealized losses on the Company’s investments in corporate debt securities in both categories are not concentrated in any one industry.

Mortgage-backed and asset-backed securities - At December 31, 2006 and 2005, there were 51 and 102 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $724,267 and $1,590,209, respectively, and unrealized losses in the amounts of $7,782 and $26,855, respectively. At December 31, 2006 and 2005, there were 139 and 67 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $2,091,923 and $714,946, respectively, and unrealized losses in the amounts of $62,867and $26,469, respectively. None of these losses were related to a decrease in credit quality. The losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Equity investments - At December 31, 2006 and 2005, the Company had unrealized losses on equity investments with carrying values in the amounts of $388 and $132,495, respectively, and unrealized losses in the amounts of $5 and $4,610, respectively. The decrease in unrealized loss is primarily a result of the disposition of an exchange-traded bond fund whose value fluctuated with interest rates. Of the total unrealized losses, $1 and $4,449 have been in loss positions for less than twelve months. At December 31, 2006, the Company has no information indicating that any of these investments are other-than-temporarily impaired.

Other-than-temporary impairment

The Company recorded other-than-temporary impairments on fixed maturity investments in the amounts of $6,206 and $12,958 and $13,167, during the years ended December 31, 2006, 2005 and 2004, respectively. These impairments were primarily related to corporate debt securities in the auto industry and asset-backed securities with manufactured housing collateral. During the years ended December 31, 2006, 2005 and 2004, the Company recorded other-than-temporary impairments on equity securities in the amounts of $469, $261 and $0, respectively.

6.	Estimated Fair Value of Financial Instruments

The following table summarizes the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2006 and 2005.

December 31,	December 31,

	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Assets:
Fixed maturity and
and short-term
investments	$16,543,360	$16,543,360	$14,837,466	$14,837,466
Equity
investments	373,460	373,460	524,212	524,212
Mortgage loans
on real estate	1,338,193	1,340,089	1,460,559	1,471,642
Policy loans	3,797,649	3,797,649	3,715,888	3,715,888
Derivative
instruments	2,127	2,127	4,695	4,695
Reinsurance
receivable	789,744	789,744	911,121	911,121

	December 31,		December 31,
	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Liabilities:
Annuity contract
reserves without
life contingencies	$6,320,290	$6,312,243	$5,727,506	$5,725,027
Policyholders’
funds	386,301	386,301	348,937	348,937
Notes payable	532,285	532,248	221,211	221,346
Commercial paper	95,020	95,020	95,064	95,064
Derivative
instruments	7,757	7,757	12,789	12,789
Repurchase
agreements	763,779	763,779	755,905	755,905

The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data in order to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

The estimated fair values of fixed maturity, short-term, and equity investments that are publicly traded are obtained from an independent pricing service. To determine the fair values of fixed maturity and equity investments that are not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. The fair values of cost method investments are not estimated if there are no identified events or changes in circumstances that may have a significant adverse effect.

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

The estimated fair values and carrying amounts of reinsurance receivables at December 31, 2006 and 2005 include a reduction of $53,048 and $34,063, respectively, representing the estimated fair value of the embedded derivative associated with the Company’s reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC (See Note 4). Valuation of the derivative is based upon the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

The estimated fair values of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

The estimated fair values of policyholders’ funds are the same as the carrying amounts since the Company can change the interest crediting rates with 30 days notice.

The estimated fair values of the notes payable to GWL&A Financial and GWL are based upon discounted cash flows at current market rates on high quality investments.

The carrying values of repurchase agreements and commercial paper are a reasonable estimate of fair value due to the short-term nature of these liabilities.

Included in other assets at December 31, 2006 and 2005 are derivative financial instruments in the amounts of $2,127 and $4,695, respectively. Included in other liabilities at December 31, 2006 and 2005 are derivative financial instruments in the amounts of $7,757 and $12,789, respectively. The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at each year-end, taking into consideration current interest rates and other relevant factors.

7.	Allowances on Policyholder Receivables

Amounts receivable for uninsured accident and health insurance plan claims paid on behalf of customers and premiums in the course of collection are generally uncollateralized. These receivables are from a large number of policyholders dispersed throughout the United States and throughout many industry groups.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health insurance plan claims and premiums in course of collection. Management’s judgment is based upon past loss experiences and current and projected economic conditions.

The following table summarizes activity in the allowances for amounts receivable related to uninsured accident and health insurance plan claims paid on behalf of customers for the years 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Balance, January 1	$18,404	$22,938	$32,329
Amounts acquired

by reinsurance	(512)	(394)	(1,859)
Provisions charged
(credited) to operations	(283)	(507)	(517)
Amounts written off,
net of recoveries	(3,310)	(3,633)	(7,015)
Balance, December 31	$14,299	$18,404	$22,938

The following table summarizes activity in the allowances for premiums in course of collection for the years 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Balance, January 1	$5,227	$7,751	$9,768
Amounts acquired
by reinsurance	(288)	(97)	(300)
Provisions charged
(credited) to operations	7	(1,559)	17
Amounts written off,
net of recoveries	(595)	(868)	(1,734)
Balance, December 31	$4,351	$5,227	$7,751

8.	Reinsurance

The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2006 and 2005, the reinsurance receivables had carrying values in the amounts of $789,744 and $911,121, respectively. Included in these amounts are $531,389 and $654,965 at December 31, 2006 and 2005, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2006 or 2005.

The Great-West Healthcare segment of the Company entered into a reinsurance agreement, effective January 1, 2003, with an unrelated third-party to cede 90% in 2003, 75% in 2004 and 40% in 2005 of direct written group health stop-loss and excess loss activity. This agreement was terminated on December 31, 2005.

The following tables summarize life insurance in-force and life and accident/health premiums at, and for the year ended, December 31, 2006.

	Life Insurance In-Force
	Individual	Group	Total
Written direct	$51,586,508	$42,667,145	$94,253,653
Reinsurance ceded	(12,307,112)	(298)	(12,307,410)

Reinsurance assumed	86,823,557	-	86,823,557
Net	$126,102,953	$42,666,847	$168,769,800
Percentage of amount
assumed to net	68.9%	0.0%	51.4%

	Premium Income
	Life	Accident
	Insurance	/health	Annuities	Total
Written direct	$382,651	$739,273	$11,087	$1,133,011
Reinsurance ceded	(43,025)	(19,062)	(172)	(62,259)
Reinsurance assumed	310,595	57,176	53	367,824
Net	$650,221	$777,387	$10,968	$1,438,576
Percentage of amount
assumed to net	47.8%	7.4%	0.5%	25.6%

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2005.

	Life Insurance In-Force
	Individual	Group	Total
Written direct	$50,652,853	$43,537,222	$94,190,075
Reinsurance ceded	(12,886,784)	(211)	(12,886,995)
Reinsurance assumed	90,629,646	-	90,629,646
Net	$128,395,715	$43,537,011	$171,932,726
Percentage of amount
assumed to net	70.6%	0.0%	52.7%

	Premium Income
	Life	Accident
	Insurance	/health	Annuities	Total
Written direct	$392,489	$555,506	$4,677	$952,672
Reinsurance ceded	(51,946)	(231,489)	(757)	(284,192)
Reinsurance assumed	357,134	197,113	2,409	556,656
Net	$697,677	$521,130	$6,329	$1,225,136
Percentage of amount
assumed to net	51.2%	37.8%	38.1%	45.4%

The following tables summarize life insurance in-force and life and accident/health premiums at, and for the year ended, December 31, 2004.

	Life Insurance In-Force
	Individual	Group	Total
Written direct	$50,946,388	$48,101,396	$99,047,784
Reinsurance ceded	(12,925,504)	(501,200)	(13,426,704)
Reinsurance assumed	14,080,477	1,142,649	15,223,126
Net	$52,101,361	48,742,845	100,844,206
Percentage of amount
assumed to net	27.0%	2.3%	15.1%

	Premium Income
	Life	Accident
	Insurance	/health	Annuities	Total
Written direct	$416,157	$628,257	$745	$1,045,159

Reinsurance ceded	(54,610)	(632,892)	(953)	(688,455)
Reinsurance assumed	157,351	151,539	5,474	314,364
Net	$518,898	$146,904	$5,266	$671,068
Percentage of amount
assumed to net	30.3%	103.2%	103.9%	46.8%

9.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2006, 2005 and 2004.

	DAC	VOBA	Total
Balance, January 1, 2004	$570,031	$5,029	$575,060
Capitalized additions	52,693	-	52,693
Amortization	(53,846)	(1,192)	(55,038)
Unrealized investment gains (losses)	2,204	-	2,204
Reinsurance recapture	(29,831)	-	(29,831)
Purchase accounting adjustment	(157,000)	-	(157,000)
Balance, December 31, 2004	384,251	3,837	388,088
Capitalized additions	50,437	-	50,437
Amortization	(51,306)	(222)	(51,528)
Unrealized investment gains (losses)	33,433	12	33,445
Purchase accounting adjustment	-	6,000	6,000
Balance, December 31, 2005	416,815	9,627	426,442
Capitalized additions	60,186	46,033	106,219
Amortization	(44,524)	(1,665)	(46,189)
Unrealized investment gains (losses)	18,738	(76)	18,662
Balance, December 31, 2006	$451,215	$53,919	$505,134

DAC includes $82,162, $81,408, and $82,648 at December 31, 2006, 2005, and 2004 as the result of the CLAC indemnity reinsurance agreement discussed in Note 4. In the 2005 consolidated financial statements, these amounts were shown as deferred ceding commission. The 2004 reinsurance recapture amount resulted from CLAC’s recapture from the Company of the group life and health business in February 2004. The 2004 purchase accounting adjustment was based on the Company’s final analysis of the policy reserves acquired from CLAC. CLAC’s United States branch had not previously computed policy liabilities under GAAP, which required the Company to estimate the amount of liabilities assumed, which was approximately $3,000,000 at September 1, 2003. During the third quarter of 2004, DAC and certain policy reserve liabilities acquired as part of this reinsurance agreement were both decreased by $157,000.

The estimated future amortization of VOBA for the years ended December 31, 2007 through December 31, 2011 is as follows.

Year Ended
December 31,

2007	$7,229
2008	6,272
2009	5,453
2010	4,755
2011	4,160
10.	Goodwill and Other Intangible Assets

The balances of and changes in goodwill by segment for the years ended December 31, are as follows.

	Great-West	Financial
	Healthcare	Services	Total
Balance, January 1, 2005	$34,668	$5,784	$40,452
Acquisitions	-	-	-
Other	-	-	-
Balance, December 31, 2005	34,668	5,784	40,452
Acquisitions	8,327	96,060	104,387
Other	661	530	1,191
Balance, December 31, 2006	$43,656	$102,374	$146,030

See Note 2 for further discussion on acquisitions. The other activity represents purchase price adjustments.

The following table summarizes other intangible assets as of December 31.

	2006		2005
	Gross		Gross
	carrying	Accumulated	carrying	Accumulated
	amount	amortization	amount	amortization
Customer relationships	$31,357	$(1,510)	$5,536	$(633)
Preferred provider
agreements	14,490	-	-	-
Healthcare provider
networks	2,775	-	-	-
Total	$48,622	$(1,510)	$5,536	$(633)

The Great-West Healthcare segment includes customer relationships, net of accumulated amortization, of $1,043 and $1,423 and healthcare provider networks, net of accumulated amortization, of $2,775 and $0 at December 31, 2006 and 2005, respectively. The Financial Services segment includes customer relationships, net of accumulated amortization, of $28,804 and $3,480 and preferred provider agreements of $14,490 and $0 at December 31, 2006 and 2005, respectively.

Amortization expense for other intangibles assets included in general insurance expenses was $877, $384, and $249 for the years ended December 31, 2006, 2005, and 2004, respectively. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2007 through December 31, 2011 is as follows.

Year Ended
December 31,
2007	$5,431
2008	5,183
2009	4,885
2010	4,397
2011	4,194

11.	Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 21).

The following table provides information regarding the Company’s commercial paper program at December 31, 2006 and 2005.

	December 31,
	2006	2005
Commercial paper outstanding	$95,020	$95,064
Maturity range (days)	10 – 89	10 – 86
Interest rate range	5.31% - 5.38%	3.99% - 4.48%

12.	Stockholder’s Equity and Dividend Restrictions

At December 31, 2006 and 2005, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2006 and 2005.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2006, 2005 and 2004 are as follows.

	Year Ended December 31,
	2006	2005	2004
	(Unaudited)
Net income	$285,570	$391,631	$402,341
Capital and surplus	1,854,416	1,538,887	1,477,464

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. Dividends in the amount of $249,395, $221,358 and $163,230 were paid to the holder of the Company’s common stock during the years ended December 31, 2006, 2005 and 2004, respectively.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2006 were $1,854,416 and $381,911, respectively. The Company should be able to pay up to $381,911 (unaudited) of dividends during 2007 without the prior approval of the insurance commissioner.

13.	Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006.

	Year Ended December 31, 2006
	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	Benefit	Amount
Unrealized gains (losses) on
available-for-sale securities:
Net changes during the year
related to cash flow hedges	$(7,805)	$2,732	$(5,073)
Unrealized holding gains (losses)
arising during the year	(52,398)	18,339	(34,059)
Less: reclassification adjustment
for (gains) losses realized
in net income	3,535	(1,237)	2,298
Net unrealized gains (losses)	(56,668)	19,834	(36,834)
Reserve, DAC and VOBA
adjustment	19,785	(6,925)	12,860
Net unrealized gains (losses)	(36,883)	12,909	(23,974)
Minimum pension liability
adjustment	1,521	(532)	989
Other comprehensive
income (loss)	$(35,362)	$12,377	$(22,985)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2005.

Year Ended December 31, 2005
	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	Benefit	Amount
Unrealized gains (losses) on
available-for-sale securities:
Net changes during the year

related to cash flow hedges	$5,753	$(2,014)	$3,739
Unrealized holding gains (losses)
arising during the year	(256,982)	89,142	(167,840)
Less: reclassification adjustment
for (gains) losses realized
in net income	(3,474)	1,216	(2,258)
Net unrealized gains (losses)	(254,703)	88,344	(166,359)
Reserve, DAC and VOBA
adjustment	63,393	(22,314)	41,079
Net unrealized gains (losses)	(191,310)	66,030	(125,280)
Minimum pension liability
adjustment	(15,897)	5,564	(10,333)
Other comprehensive
income (loss)	$(207,207)	$71,594	$(135,613)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2004.

	Year Ended December 31, 2004
	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	Benefit	Amount
Unrealized gains (losses) on
available-for-sale securities:
Net changes during the year
related to cash flow hedges	$7,326	$(2,564)	$4,762
Unrealized holding gains (losses)
arising during the year	(12,706)	4,448	(8,258)
Less: reclassification adjustment
for (gains) losses realized
in net income	(35,908)	12,567	(23,341)
Net unrealized gains (losses)	(41,288)	14,451	(26,837)
Reserve, DAC and VOBA
adjustment	35,773	(12,521)	23,252
Net unrealized gains (losses)	(5,515)	1,930	(3,585)
Minimum pension liability
adjustment	(8,370)	2,930	(5,440)
Other comprehensive
income (loss)	$(13,885)	$4,860	$(9,025)

14.	Net Investment Income and Realized Gains on Investments

The following table summarizes net investment income for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Investment income:
Fixed maturity and
short-term investments	$824,399	$762,683	$688,096

Equity investments	20,248	18,899	10,749
Mortgage loans on real estate	83,290	93,230	104,902
Policy loans	208,516	202,946	203,127
Other, including interest
income from related
parties of $22,505,
$32,723 and $60,922	38,325	22,377	64,149
	1,174,778	1,100,135	1,071,023
Investment expenses	(10,753)	(10,055)	(21,121)
Net investment income	$1,164,025	$1,090,080	$1,049,902

The following table summarizes net realized gains on investments for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Net realized gains (losses):
Fixed maturity and
short-term investments	$(13,149)	$(20,129)	$34,960
Equity investments	(2,446)	43,884	8,040
Mortgage loans on real estate	3,129	625	5,318
Other	(124)	(81)	(13)
Provisions for mortgage
impairments	514	14,678	9,642
Net realized gains (losses) on
investments	$(12,076)	$38,977	$57,947

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $373,278, $351,149, and $367,558 for the years ended December 31, 2006, 2005 and 2004, respectively. The amounts of net realized gains (losses) allocated to the participating fund account were $(12,465), $(3,300), and $8,504 for the years ended December 31, 2006, 2005 and 2004, respectively.

15.	General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2006, 2005 and 2004.

Year Ended December 31,
2006	2005	2004

Compensation	$516,355	$492,544	$457,959
Commissions	233,098	187,115	193,943
Premium and other taxes	40,121	33,471	33,030
Capitalization of DAC	(60,186)	(50,437)	(52,693)
Rent, net of sublease income	25,353	23,093	33,371
Other	242,761	238,564	247,835
Total	$997,502	$924,350	$913,445

16.	Employee Benefit Plans

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status (i.e., the difference between the fair value of plan assets and the projected benefit obligations for the defined benefit plan or the accumulated post-retirement benefit obligation for the post- retirement medical plan) of its pension plan and post-retirement medical plan in the December 31, 2006 statement of financial position, with a corresponding adjustment to accumulated other comprehensive income, net of tax. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs, and unrecognized transition obligation remaining from the initial adoption of Statement of Financial Accounting Standards No. 87, Employer’s Accounting for Pensions (“SFAS No. 87”) all of which were previously netted against the plan’s funded status in the Company’s statement of financial position pursuant to the provisions of SFAS No. 87. These amounts will be subsequently recognized as net periodic pension cost pursuant to the Company’s historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income at adoption of SFAS No. 158.

The incremental effects of adopting the provisions of SFAS No. 158 on the Company’s statement of financial position at December 31, 2006 are presented in the following table. The adoption of SFAS No. 158 had no effect on the Company’s consolidated statement of income for the year ended December 31, 2006, or for any prior period presented, and it will not effect the Company’s operating results in future periods. Prior to adopting the recognition provisions of SFAS No. 158 at December 31, 2006, the Company recognized an additional minimum pension liability pursuant to the provisions of SFAS No. 87. The effect of recognizing the additional minimum liability is included in table below in the column labeled “Prior to Adopting SFAS No. 158.”

	At December 31, 2006
	Prior to	Effect of	As Reported at
	Adopting	Adopting	December 31,
	SFAS No. 158	SFAS No.158	2006

Deferred income taxes	$169,433	$3,626	$173,059
Other assets	647,566	(20,359)	627,207
Other liabilities	830,777	(9,999)	840,776
Accumulated other
comprehensive income (loss)	(39,803)	(6,734)	(46,537)

Defined benefit pension and post-retirement medical plans - The Company has a noncontributory defined benefit pension plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded post-retirement medical plan (the “medical plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. Under the Act, which takes effect on January 1, 2006, employers who sponsor postretirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post-retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees once they become Medicare eligible. The adoption of the amendment resulted in a reduction of the Company’s estimated post-retirement medical plan benefit obligation in the amount of $34,965 on January 1, 2006. On January 1, 2005, the United States employees of CLAC became participants in the Company’s post-retirement medical benefit plan.

A November 30 measurement date is used for the defined benefit pension and post-retirement medical plans. Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

The following table provides a reconciliation of the changes in the benefit obligations, fair value of plan assets, and the funded status for the Company’s defined benefit pension and post-retirement medical plans as of the years ended December 31, 2006 and 2005.

	Defined Benefit		Post-Retirement
	Pension Plan		Medical Plan
	2006	2005	2006	2005
Change in projected benefit
obligation:
Benefit obligation, January 1	$275,646	$238,024	$23,923	$50,074
Service cost	9,406	8,498	1,851	2,385
Interest cost	15,970	14,537	1,309	2,421
Actuarial (gain) loss	6,166	21,658	(433)	(2,813)
Benefits paid	(7,463)	(7,071)	(1,003)	(1,089)
Plan change	1,048	-	-	(34,965)
Canada Life plan merger	-	-	-	7,910
Benefit obligation, December 31	$300,773	$275,646	$25,647	$23,923

Change in plan assets:
Fair value of plan assets,
January 1	$208,753	$198,964	$-	$-
Actual return on plan assets	19,243	16,860	-	-
Employer contributions	36,000	-	1,003	1,089
Benefits paid	(7,463)	(7,071)	(1,003)	(1,089)
Fair value of plan assets,
December 31	$256,533	$208,753	$-	$-

Funded status:
Funded status at December 31	(44,240)	(66,893)	(25,647)	(23,923)

Unrecognized net actuarial loss	(A)	67,055	(A)	11,879
Unrecognized prior service cost	(A)	832	(A)	(41,063)
Unrecognized net obligation
or (asset) at transition	(A)	(9,085)	(A)	-
Contribution after measurement
date and before December 31	(A)	4,700	(A)	-
Net amount recognized	(A)	(3,391)	(A)	(53,107)

Amounts recognized in the
consolidated balance sheets:
Prepaid benefit cost (accrued
benefit liability)	(44,240)	(42,539)	(52,171)	(53,107)
Intangible asset	(A)	832	(A)	-
Accumulated other
comprehensive income	(59,213)	(38,316)	26,523	-
Net amount recognized	(A)	(3,391)	(A)	(53,107)

(A)	Not applicable under the provisions of SFAS No. 158.

The accumulated benefit obligation for the defined benefit pension plan was $279,828 and $255,992 at December 31, 2006 and 2005, respectively.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2006.

	Defined Benefit		Post-Retirement
	Pension Plan		Medical Plan
	Gross	Net of Tax	Gross	Net of Tax
Net gain (loss) Net prior service (cost) credit Net transition asset (obligation)	$(65,367)	$(42,488)	$(10,813)	$(7,028)
	(1,417)	(921)	37,336	24,268
	7,571	4,921	-	-
	$(59,213)	$(38,488)	$26,523	$17,240

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2007.

	Defined Benefit		Post-Retirement
	Pension Plan		Medical Plan
	Gross	Net of Tax	Gross	Net of Tax
Net gain (loss) Net prior service (cost) credit Net transition asset (obligation)	$(4,924)	$(3,201)	$(632)	$(411)
	(218)	(142)	3,727	2,423
	1,514	984	-	-
	$(3,628)	$(2,359)	$3,095	$2,012

The expected benefit payments for the Company’s defined benefit pension and post-retirement medical plans for the years indicated are as follows.

Defined Benefit	Post-Retirement

	Pension Plan	Medical Plan
2007	$8,754	$793
2008	9,577	1,007
2009	10,326	1,196
2010	10,958	1,420
2011	11,974	1,665
2012 through 2016	79,088	12,130

Net periodic (benefit) cost included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	Defined Benefit Pension Plan
	2006	2005	2004
Components of net periodic
(benefit) cost:
Service cost	$9,406	$8,498	$8,576
Interest cost	15,970	14,537	13,317
Expected return on plan assets	(16,835)	(15,610)	(14,933)
Amortization of transition
obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized
prior service costs	462	632	632
Amortization of loss from
earlier periods	5,447	4,035	2,751
Net periodic (benefit) cost	$12,936	$10,578	$8,829

	Post-Retirement Medial Plan
	2006	2005	2004
Components of net periodic
(benefit) cost:
Service cost	$1,851	$2,385	$2,891
Interest cost	1,309	2,421	2,735
Expected return on plan assets	-	-	-
Amortization of transition
obligation	-	-	-
Amortization of unrecognized
prior service costs	(3,727)	(1,868)	(713)
Amortization of loss from
earlier periods	633	532	664
Net periodic (benefit) cost	$66	$3,470	$5,577

The following table presents the assumptions used in determining benefit obligations for the years ended December 31, 2006, 2005 and 2004.

	Defined Benefit Pension Plan
	2006	2005	2004
Discount rate	5.75%	5.75%	6.00%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	3.19%	3.19%	3.19%

Post-Retirement Medical Plan

	2006	2005	2004
Discount rate	5.75%	5.75%	6.00%
Expected return on plan assets	-	-	-
Rate of compensation increase	-	-	-

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 9.5% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2015.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates.

	One Percentage	One Percentage
	Point Increase	Point Decrease
Increase (decrease) on total of service
and interest cost on components	$475	$(402)
Increase (decrease) on post-
retirement benefit obligation	3,634	(2,758)

The following table presents how the Company’s pension plan assets are invested at December 31, 2006 and 2005.

Asset Category:	2006	2005
Equity securities	70%	68%
Debt securities	28%	27%
Real estate	-	4%
Other	2%	1%
Total	100%	100%

The following table presents the Company’s target allocation for invested plan assets at December 31, 2007.

Asset Category:	December 31, 2007
Equity securities	60%
Debt securities	30%
Other	10%
Total	100%

The Company does not expect any plan assets to be returned to it during the year ended December 31, 2007. The Company does not expect to make contributions to its pension plan during the year ended December 31, 2007. The Company expects to contribute $793 to its medical plan during the year ended December 31, 2007.

The investment objective of the defined benefit pension plan is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

Supplemental executive retirement plan - The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company’s expense for these plans was $4,942, $3,732 and $3,183 for the years ended December 31, 2006, 2005 and 2004, respectively. The liability associated with these plans was $46,084 and $45,771 at December 31, 2006 and 2005, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

The following table summarizes changes in the benefit obligations and plan assets for the Company’s supplemental executive retirement plans for the years ended December 31, 2006, 2005 and 2004.

	2006	2005
Change in projected benefit
obligation:
Benefit obligation, January 1	$45,771	$36,299
Service cost	964	818
Interest cost	2,565	2,147
Plan amendments	-	4,261
Actuarial (gain) loss	(1,270)	3,186
Benefits paid	(1,946)	(940)
Benefit obligation, December 31	$46,084	$45,771

	2006	2005
Change in plan assets:
Fair value of plan assets, January 1	$-	$-
Employer contributions	1,946	940
Benefits paid	(1,946)	(940)
Fair value of plan assets, December 31	$-	$-

		Year Ended December 31,
		2006	2005
Funded status:
Funded status, December 31		$(46,084)	$(45,771)
Unrecognized net actuarial gain		(A)	8,327
Unrecognized prior service cost		(A)	9,096
Net amount recognized	$	(A)	$(28,348)

		Year Ended December 31,
		2006	2005
Amounts recognized in the
consolidated balance sheets:
Accrued benefit cost (accrued
benefit liability)	$	(A)	$(35,348)
Intangible asset		(A)	6,726
Accumulated other
comprehensive income		(14,740)	(274)

Net amount recognized	$	(A)	$(28,348)

(A)	Not applicable under the provisions of SFAS No. 158.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2006.

	Gross	Net of Tax
Net gain (loss)	$(6,668)	$(4,334)
Net prior service (cost) credit	(8,072)	(5,247)
Net transition asset (obligation)	-	-
	$(14,740)	$(9,581)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2007.

	Gross	Net of Tax
Net gain (loss)	$250	$162
Net prior service (cost) credit	986	641
Net transition asset (obligation)	-	-
	$1,236	$803

The expected benefit payments for the Company’s supplemental executive retirement plans for the years indicated are as follows:

2007	$1,950
2008	1,762
2009	2,068
2010	2,245
2011	2,510
2012 through 2016	14,114

Net periodic (benefit) cost included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	2006	2005	2004
Components of net periodic cost:
Service cost	$964	$818	$767
Interest cost	2,564	2,147	1,871
Amortization of unrecognized
prior service costs	1,024	598	545
Amortization of loss from prior
periods	390	169	-
Net periodic benefit cost	$4,942	$3,732	$3,183

The following table presents the assumptions used in determining benefit obligations for the years ended December 31, 2006, 2005 and 2004.

	2006	2005	2004
Discount rate	5.75%	5.75%	6.00%
Rate of compensation increase	6.00%	6.00%	6.00%

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2006, 2005 and 2004 were $8,825, $8,153 and $7,522, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $18,495 and $17,837 at December 31, 2006 and 2005, respectively. The participant deferrals earned interest at the average rates of 6.49% and 6.08% during the years ended December 31, 2006 and 2005, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.41% to 8.30% for retired participants. Interest expense related to this plan was $1,295, $1,199 and $1,184 for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Effective January 1, 2005, this program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $5,658 and $6,055 at December 31, 2006 and 2005, respectively. The participant deferrals earned interest at the average rate of 4.50% during both years ended December 31, 2006 and 2005. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $269, $282 and $291 for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $12,531 and $10,633 at December 31, 2006 and 2005, respectively. Unrealized gains (losses) on invested participant deferrals were $1,556 and $542 for the years ended December 31, 2006 and 2005, respectively.

17.	Federal Income Taxes

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Reduction in tax contingency	(0.9)%	(0.2)%	(0.3)%

Investment income not subject
to federal tax	(1.3)%	(1.0)%	(1.3)%
Tax credits	(3.7)%	(3.8)%	(2.4)%
State income taxes,
net of federal benefit	0.8%	0.7%	0.2%
Other, net	1.1%	(0.4)%	0.3%
Effective federal income tax rate	$31.0%	$30.3%	$31.5%

The Company has reduced its liability for tax contingencies in each of the last three years due to the completion of Internal Revenue Service examinations.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2006 and 2005, are as follows.

	December 31,
	2006		2005
	Deferred	Deferred	Deferred	Deferred
	Tax	Tax	Tax	Tax
	Asset	Liability	Asset	Liability
Policyholder reserves	$103,638	$-	$219,932	$-
Proxy tax deferred
acquisition costs	89,614	-	85,164	-
Deferred acquisition costs	-	129,168	-	117,392
Investment assets	-	93,101	-	104,817
Net operating loss
carry forward	172,709	-	100,044	-
Other	29,367	-	7,113	-
Total deferred taxes	$395,328	$222,269	$412,253	$222,209

Amounts presented for investment assets above include $4,329 and $(3,709) related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2006 and 2005, respectively.

The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the GWL&A Financial consolidated federal income tax return. As of December 31, 2006, the subsidiary had net operating loss carry forwards expiring as follows.

Year
2025	$371,058
2026	122,397
Total	$493,455

Included in due from parent and affiliates at December 31, 2006 and 2005 is $(14,707) and $13,661, respectively, of income taxes receivable (payable) from GWLA Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheet at December 31, 2006 is $12,034 of income taxes payable in other liabilities and at December 31, 2005 is $5,128 of income taxes receivable in other assets related to the separate federal income tax returns filed by certain subsidiaries and other state income tax receivables.

18.	Segment Information

The Company has three business segments: Great-West Healthcare, Financial Services and Other. The Great-West Healthcare segment markets and administers group life and health insurance to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to individuals, public and not-for-profit employers and corporations, and offers life insurance products to individuals and businesses. The Company’s Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company. The Company’s business segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.

As of December 31, 2006, the Company’s business segments have been redefined from prior reports whereby, the Other segment was identified and reported separately. The segment reporting for prior periods has been restated to reflect this change in business segments.

The accounting policies of each of the segments are the same as those described in Note 1. The Company evaluates performance of its business segments based on their profitability from operations after income taxes.

The Company’s operations are not materially dependent on one or a few customers, brokers or agents. The following tables summarize segment financial information for the year ended and as of December 31, 2006.

	Year Ended December 31, 2006
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Revenue:
Premium income	$932,349	$381,098	$125,129	$1,438,576
Fee income	702,252	336,564	4,808	1,043,624
Net investment
income	81,330	1,043,049	39,646	1,164,025
Net realized
gains on
investments	(437)	(10,840)	(799)	(12,076)
Total revenue	1,715,494	1,749,871	168,784	3,634,149
Benefits and
expenses:
Benefits	833,313	1,119,244	115,180	2,067,737
Operating
expenses	669,308	335,947	72,061	1,077,316
Total benefits
and expenses	1,502,621	1,455,191	187,241	3,145,053
Net operating
income before
income taxes	212,873	294,680	(18,457)	489,096
Income taxes	72,241	85,879	(6,226)	151,894

Net income	$140,632	$208,801	$(12,231)	$337,202

	December 31, 2006
	Great-West	Financial
Assets:	Healthcare	Services	Other	Total
Investments	$1,635,105	$19,320,572	$1,101,398	$22,057,075
Other assets	233,750	2,530,174	370,881	3,134,805
Separate
account assets	-	16,289,974	-	16,289,974
Total assets	$1,868,855	$38,140,720	$1,472,279	$41,481,854

The following tables summarize segment financial information for the year ended and as of December 31, 2005.

	Year Ended December 31, 2005
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Revenue:
Premium income	$678,333	$380,135	$166,668	$1,225,136
Fee income	661,738	298,238	4,723	964,699
Net investment
income	67,556	1,006,843	15,681	1,090,080
Net realized
gains on
investments	20,280	23,393	(4,696)	38,977
Total revenue	1,427,907	1,708,609	182,376	3,318,892
Benefits and
expenses:
Benefits	495,343	1,130,801	166,318	1,792,462
Operating
expenses	669,524	297,651	26,255	993,430
Total benefits and
expenses	1,164,867	1,428,452	192,573	2,785,892
Net operating
income before
income taxes	263,040	280,157	(10,197)	533,000
Income taxes	86,928	77,285	(2,768)	161,445
Net income	$176,112	$202,872	$(7,429)	$371,555

	December 31, 2005
	Great-West	Financial
Assets:	Healthcare	Services	Other	Total
Investments	$1,473,452	$18,254,648	$814,684	$20,542,784
Other assets	199,463	2,471,158	110,285	2,780,906
Separate
account assets	-	14,455,710	-	14,455,710
Total assets	$1,672,915	$35,181,516	$924,969	$37,779,400

The following tables summarize segment financial information for the year ended and as of December 31, 2004.

	Year Ended December 31, 2004
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Revenue:
Premium income	$261,957	$409,111	$-	$671,068
Fee income	647,226	264,291	4,127	915,644
Net investment
income	51,083	992,793	6,026	1,049,902
Net realized
gains on
investments	7,686	33,712	16,549	57,947
Total revenue	967,952	1,699,907	26,702	2,694,561
Benefits and
expenses:
Benefits	68,466	1,165,498	(351)	1,233,613
Operating
expenses	675,026	280,570	28,712	984,308
Total benefits and
expenses	743,492	1,446,068	28,361	2,217,921
Net operating
income before
income taxes	224,460	253,839	(1,659)	476,640
Income taxes	75,102	76,345	(1,227)	150,220
Net income	$149,358	$177,494	$(432)	$326,420

The following tables, which summarize premium and fee income by segment, present supplemental information for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Premium Income:
Great-West Healthcare:
Group Life & Health	$932,349	$678,333	$261,957
Total Great-West Healthcare	932,349	678,333	261,957
Financial Services:
Retirement Services	10,661	6,277	1,640
Individual Markets	370,437	373,858	407,471
Total Financial Services	381,098	380,135	409,111
Other	125,129	166,668	-
Total premium income	$1,438,576	$1,225,136	$671,068

	Year Ended December 31,
	2006	2005	2004
Fee Income:
Great-West Healthcare:
Group Life & Health	$702,252	$661,738	$647,226

Total Great-West Healthcare	702,252	661,738	647,226
Financial Services:
Retirement Services	293,784	258,064	226,958
Individual Markets	42,780	40,174	37,333
Total Financial Services	336,564	298,238	264,291
Other	4,808	4,723	4,127
Total fee income	$1,043,624	$964,699	$915,644

19.	Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the market price of the shares on the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements. Generally, options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. As of December 31, 2006 there were 3,118,288 underlying options available for award to employees under the Lifeco plan.

The Company adopted the provisions of SFAS No. 123R on January 1, 2006, applying the modified prospective transition method of adoption; accordingly, the results of prior years have not been restated. Prior to January 1, 2006, the Company accounted for share-based payment awards under the recognition and measurement provisions of APB No. 25 and the related interpretations, as permitted by SFAS No. 123. During the year ended December 31, 2006, the Company recognized $4,525 in its consolidated statement of income related to share-based compensation expense. No share-based compensation cost was recognized in the consolidated statements of income during the years ended December 31, 2005 or 2004 since the stock options granted prior to adoption of SFAS No. 123R had exercise prices equal to the market value of the underlying Lifeco common stock on the date of grant.

Under the modified prospective transition method, share-based compensation cost related to the unvested portion of awards outstanding at the time of adoption of SFAS No. 123R will be recognized in earnings rateably over the future vesting periods of the awards. For share-based compensation awards that are granted or modified after the adoption of SFAS No. 123R, compensation cost will be recognized in earnings using the accelerated attribution method permitted under SFAS No. 123R.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them post-retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time. At December 31, 2006, the Company had $5,665, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through December 2010. The weighted average period over which these costs will be recognized in earnings is 1.9 years.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees, which are outstanding at December 31, 2006. The options granted relate to stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations.

Weighted Average
Exercise	Remaining

	Shares	Price	Contractual	Aggregate
	Under	(Whole	Term	Intrinsic
	Option	Dollars)	(Years)	Value (1)
Outstanding,
January 1, 2006	6,043,866	$14.04
Granted	-	-
Exercised	(969,763)	10.13
Expired or cancelled	(167,500)	13.92
Outstanding,
December 31, 2006	4,906,603	$14.82	5.1	$69,022

Vested and
expected to vest,
December 31, 2006	4,799,203	$14.67	5.0	$68,243

Exercisable,
December 31, 2006	3,832,603	$12.91	4.3	$61,229

(1)

The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2006 and the exercise price of the option multiplied by the number of options.

The following table illustrates the proforma effect on net income for the years ended December 31, 2005 and 2004 as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Year Ended December 31,
Proforma disclosures:	2005	2004
Net income, as reported	$371,555	$326,420
Less: compensation for fair value of stock options,
net of related tax effect	(3,061)	(3,352)
Proforma net income	$368,494	$323,068

As a result of adopting SFAS No. 123R, the Company’s income before income taxes and net income for the year ended December 31, 2006 were $4,525 and $4,038 lower, respectively, than if it had continued to account for share-based compensation under APB No. 25. The adoption of SFAS No. 123R did not have an effect on the Company’s cash flow. The cash proceeds from the exercise of stock options are received and retained by Lifeco.

The following table presents other information regarding options under the Lifeco plan during the year ended December 31, 2006.

		Year Ended
		December 31, 2006
Weighted average fair value of options granted	$	N/A
Intrinsic value of options exercised (1)		14,655
Fair value of options vested		5,836

(1)

The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

20.	Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space. The following table shows, as of December 31, 2006, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2007 through 2011 and thereafter.

			Total
Year Ended	Related Party	Operating	Contractual
December 31,	Notes	Leases	Obligation
2007	$-	$24,152	$24,152
2008	-	25,603	25,603
2009	-	24,352	24,352
2010	-	10,039	10,039
2011	-	2,155	2,155
Thereafter	528,400	931	529,331

21.	Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company’s consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent upon various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted net worth of $900,000 plus 50% of its net income, if positive (both compiled by the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2005. The Company had no borrowings under the credit facility at either December 31, 2006 or 2005 and was in compliance with all covenants.

In connection with certain acquisitions, the Company agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. The contingent consideration obligations are not considered contractual obligations and are not accrued for prior to the attainment of the objectives. Any such contingent payments will be considered as additional purchase consideration and will result in an adjustment to the purchase price allocation in the period in which the contingency is resolved.

22.	Subsequent Event

On February 1, 2007, Lifeco announced that it had entered into agreements with Marsh & McLennan Companies, Inc. whereby GWL&A Financial will acquire the asset management business of Putnam Investment Trust (“Putnam”). The transaction is expected to close in the second quarter of 2007.

In connection with the Putnam transaction, the Company plans to terminate the CLAC indemnity reinsurance agreement discussed in Note 4. This termination is expected to occur in the second quarter of 2007 and will result in a reduction of invested assets, cash and reinsurance receivables as well as policy benefit liabilities of approximately $1,948 million.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	As of and for the year ended December 31, 2006
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Deferred
acquisition costs	$-	$451,215	$-	$451,215
Future policy benefits,
losses, claims and
expenses	291,120	18,762,743	221,443	19,275,306
Unearned premiums	59,850	599	-	60,449
Other policy claims and
benefits payable	621,233	458,113	17,875	1,097,221
Premium income	932,349	381,098	125,129	1,438,576
Net investment income	81,330	1,043,049	39,646	1,164,025
Benefits, claims, losses
and settlement
expenses	833,313	1,119,244	115,180	2,067,737
Amortization of
deferred acquisition
costs	-	44,524	-	44,524
Other operating
expenses	669,308	335,947	72,061	1,077,316

	As of and for the year ended December 31, 2005
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Deferred
acquisition costs	$-	$416,815	$-	$416,815
Future policy benefits,
losses, claims and
expenses	302,710	17,703,748	167,391	18,173,849
Unearned premiums	49,435	480	-	49,915
Other policy claims and
benefits payable	588,091	422,347	702	1,011,140
Premium income	678,333	380,135	166,668	1,225,136
Net investment income	67,556	1,006,843	15,681	1,090,080
Benefits, claims, losses
and settlement
expenses	495,343	1,130,801	166,318	1,792,462
Amortization of
deferred acquisition
costs	-	51,306	-	51,306
Other operating
expenses	669,524	297,651	26,255	993,430

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	For the year ended December 31, 2004
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Premium income	$261,957	$409,111	$-	$671,068
Net investment income	51,083	992,793	6,026	1,049,902
Benefits, claims, losses
and settlement
expenses	68,466	1,165,498	(351)	1,233,613
Amortization of
deferred acquisition
costs	-	53,846	-	53,846
Other operating
expenses	675,026	280,570	28,712	984,308

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

FINANCIAL STATEMENTS FOR THE YEARS ENDED

DECEMBER 31, 2005 AND 2006 AND REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FutureFunds Series Account of Great-West Life & Annuity Insurance Company

Financial Statements for the Years Ended December 31, 2006 and 2005

and Report of Independent Registered Public Accounting Firm

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	AIM DYNAMICS FUND	AIM LARGE CAP GROWTH FUND	AIM SMALL CAP GROWTH FUND	ALGER AMERICAN BALANCED PORTFOLIO	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	AMERICAN CENTURY EQUITY INCOME FUND

ASSETS:
Investments at market value (1)	$2,460,527	$945,099	$1,479,505	$3,537,885	$19,187,921	$14,486,890
Investment income due and accrued
Purchase payments receivable	424	65		113		15,677
Due from Great West Life & Annuity Insurance Company

Total assets	2,460,951	945,164	1,479,505	3,537,998	19,187,921	14,502,567

LIABILITIES:
Redemptions payable					389
Due to Great West Life & Annuity Insurance Company	362	136	212	534	2,816	1,881

Total liabilities	362	136	212	534	3,205	1,881

NET ASSETS	$2,460,589	$945,028	$1,479,293	$3,537,464	$19,184,716	$14,500,686

NET ASSETS REPRESENTED BY:
Accumulation units	$2,460,589	$945,028	$1,479,293	$3,537,464	$19,184,716	$14,500,686
Contracts in payout phase

NET ASSETS	$2,460,589	$945,028	$1,479,293	$3,537,464	$19,184,716	$14,500,686

ACCUMULATION UNITS OUTSTANDING	340,457	139,770	111,929	286,102	1,175,476	749,166

UNIT VALUE (ACCUMULATION)	$7.23	$6.76	$13.22	$12.36	$16.32	$19.36

(1) Cost of investments:	$1,468,861	$921,732	$1,380,237	$3,285,537	$17,787,762	$13,498,314
Shares of investments:	115,953	82,254	50,616	250,736	924,719	1,688,449

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	AMERICAN CENTURY INCOME & GROWTH FUND	AMERICAN FUNDS GROWTH FUND OF AMERICA	ARTISAN INTER-NATIONAL FUND	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES	DAVIS NEW YORK VENTURE FUND	FEDERATED CAPITAL APPRECIATION FUND

ASSETS:
Investments at market value (1)	$615,155	$2,208,021	$14,044,943	$358,570	$2,023,135	$5,595,177
Investment income due and accrued
Purchase payments receivable		7,195	19,962		7,760	7,098
Due from Great West Life & Annuity Insurance Company

Total assets	615,155	2,215,216	14,064,905	358,570	2,030,895	5,602,275

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	63	267	1,923	37	249	696

Total liabilities	63	267	1,923	37	249	696

NET ASSETS	$615,092	$2,214,949	$14,062,982	$358,533	$2,030,646	$5,601,579

NET ASSETS REPRESENTED BY:
Accumulation units	$615,092	$2,214,949	$14,062,982	$358,533	$2,030,646	$5,601,579
Contracts in payout phase

NET ASSETS	$615,092	$2,214,949	$14,062,982	$358,533	$2,030,646	$5,601,579

ACCUMULATION UNITS OUTSTANDING	51,264	202,843	1,127,249	25,228	182,562	452,398

UNIT VALUE (ACCUMULATION)	$12.00	$10.92	$12.48	$14.21	$11.12	$12.38

(1) Cost of investments:	$549,355	$2,190,940	$11,597,706	$325,453	$1,921,271	$5,426,135
Shares of investments:	18,473	68,044	484,475	22,666	52,454	228,468

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FRANKLIN SMALL-MID CAP GROWTH FUND	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	JANUS FUND	JANUS TWENTY FUND

ASSETS:
Investments at market value (1)	$35,106,364	$96,562,205	$114,707	$2,034,986	$94,935	$6,386,269
Investment income due and accrued
Purchase payments receivable	27,967			891
Due from Great West Life & Annuity Insurance Company

Total assets	35,134,331	96,562,205	114,707	2,035,877	94,935	6,386,269

LIABILITIES:
Redemptions payable		10,970				5,013
Due to Great West Life & Annuity Insurance Company	5,020	13,304	12	250	10	944

Total liabilities	5,020	24,274	12	250	10	5,957

NET ASSETS	$35,129,311	$96,537,931	$114,695	$2,035,627	$94,925	$6,380,312

NET ASSETS REPRESENTED BY:
Accumulation units	$35,129,311	$96,537,931	$114,695	$2,035,627	$94,925	$6,380,312
Contracts in payout phase

NET ASSETS	$35,129,311	$96,537,931	$114,695	$2,035,627	$94,925	$6,380,312

ACCUMULATION UNITS OUTSTANDING	1,858,338	4,816,984	13,637	141,039	13,656	918,317

UNIT VALUE (ACCUMULATION)		$18.90	$20.04	$8.41	$14.43	$6.95	$6.95

(1)	Cost of investments:	$28,957,856	$103,146,589	$115,330	$1,834,962	$79,422	$4,415,805
	Shares of investments:	1,115,550	2,692,005	3,037	62,673	3,374	116,922

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	JANUS WORLDWIDE FUND	JENSEN PORTFOLIO	LEGG MASON VALUE TRUST	MAINSTAY SMALL CAP OPPORTUNITY FUND	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$3,022,081	$1,990,758	$9,612,341	$273,269	$113,850,585	$66,668,292
Investment income due and accrued
Purchase payments receivable			12,596	144	207,486	28,886
Due from Great West Life & Annuity Insurance Company

Total assets	3,022,081	1,990,758	9,624,937	273,413	114,058,071	66,697,178

LIABILITIES:
Redemptions payable	7,277	11,086
Due to Great West Life & Annuity Insurance Company	432	266	1,411	37	2,564	9,389

Total liabilities	7,709	11,352	1,411	37	2,564	9,389

NET ASSETS	$3,014,372	$1,979,406	$9,623,526	$273,376	$114,055,507	$66,687,789

NET ASSETS REPRESENTED BY:
Accumulation units	$3,014,372	$1,979,406	$9,623,526	$273,376	$114,055,507	$66,687,789
Contracts in payout phase

NET ASSETS	$3,014,372	$1,979,406	$9,623,526	$273,376	$114,055,507	$66,687,789

ACCUMULATION UNITS OUTSTANDING	419,136	169,287	652,464	24,233	5,952,197	2,049,183

UNIT VALUE (ACCUMULATION)	$7.19	$11.69	$14.75	$11.28	$19.16	$32.54

(1) Cost of investments:	$2,421,491	$1,792,145	$8,020,486	$260,116	$102,537,408	$52,068,357
Shares of investments:	59,891	74,144	121,123	13,317	9,495,462	2,784,808

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTER-NATIONAL EQUITY PORTFOLIO	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO

ASSETS:

Investments at market value (1)	$66,623,333	$60,170,853	$11,946,554	$40,581,693	$24,757,853	$14,533,800
Investment income due and accrued
Purchase payments receivable	73,698	36,952		53,009	24,335	31,017
Due from Great West Life & Annuity Insurance Company

Total assets	66,697,031	60,207,805	11,946,554	40,634,702	24,782,188	14,564,817

LIABILITIES:
Redemptions payable			2,332
Due to Great West Life & Annuity Insurance Company	2,440	8,272	1,416	1,160	3,195	1,691

Total liabilities	2,440	8,272	3,748	1,160	3,195	1,691

NET ASSETS	$66,694,591	$60,199,533	$11,942,806	$40,633,542	$24,778,993	$14,563,126

NET ASSETS REPRESENTED BY:
Accumulation units	$66,694,591	$60,199,533	$11,942,806	$40,633,542	$24,778,993	$14,563,126
Contracts in payout phase

NET ASSETS	$66,694,591	$60,199,533	$11,942,806	$40,633,542	$24,778,993	$14,563,126

ACCUMULATION UNITS OUTSTANDING	2,540,566	2,300,837	911,909	2,521,219	933,836	691,611

UNIT VALUE (ACCUMULATION)	$26.25	$26.16	$13.10	$16.12	$26.53	$21.06

(1) Cost of investments:	$62,471,244	$53,464,212	$12,531,441	$39,674,047	$20,332,940	$12,760,012
Shares of investments:	5,116,999	4,087,694	958,024	3,947,636	2,307,349	738,882

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO

ASSETS:
Investments at market value (1)	$62,427,881	$12,360,810	$267,360,008	$255,736,537	$57,114,957	$116,276,322
Investment income due and accrued						43,421
Purchase payments receivable	87,766	18,213	339,246	277,125	89,515
Due from Great West Life & Annuity Insurance Company

Total assets	62,515,647	12,379,023	267,699,254	256,013,662	57,204,472	116,319,743

LIABILITIES:
Redemptions payable						134,067
Due to Great West Life & Annuity Insurance Company	3,828	1,592	8,039	5,904	1,539	74,511

Total liabilities	3,828	1,592	8,039	5,904	1,539	208,578

NET ASSETS	$62,511,819	$12,377,431	$267,691,215	$256,007,758	$57,202,933	$116,111,165

NET ASSETS REPRESENTED BY:
Accumulation units	$62,511,819	$12,377,431	$267,691,215	$256,007,758	$57,202,933	$115,683,945
Contracts in payout phase						427,220

NET ASSETS	$62,511,819	$12,377,431	$267,691,215	$256,007,758	$57,202,933	$116,111,165

ACCUMULATION UNITS OUTSTANDING		2,741,134	572,613	15,164,079	13,729,901	3,523,342	6,685,928

UNIT VALUE (ACCUMULATION)		$22.81	$21.62	$17.65	$18.65	$16.24	$17.30

(1)	Cost of investments:	$58,460,964	$11,567,842	$251,578,909	$240,781,567	$55,414,890	$116,276,322
	Shares of investments:	4,962,471	580,865	24,086,487	22,296,124	5,455,106	116,276,322

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY /INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	MFS STRATEGIC GROWTH FUND

ASSETS:
Investments at market value (1)	$354,564,481	$102,625,754	$95,203,401	$29,305,267	$38,881,166	$287,139
Investment income due and accrued
Purchase payments receivable	29,528	13,652	65,712		37,471
Due from Great West Life & Annuity Insurance Company	154,887	15,503

Total assets	354,748,896	102,654,909	95,269,113	29,305,267	38,918,637	287,139

LIABILITIES:
Redemptions payable				16,710

Due to Great West Life & Annuity Insurance Company	52,089	15,192	4,047	4,093	5,562	42

Total liabilities	52,089	15,192	4,047	20,803	5,562	42

NET ASSETS	$354,696,807	$102,639,717	$95,265,066	$29,284,464	$38,913,075	$287,097

NET ASSETS REPRESENTED BY:
Accumulation units	$354,343,624	$102,592,738	$95,265,066	$29,284,464	$38,913,075	$287,097
Contracts in payout phase	353,183	46,979

NET ASSETS	$354,696,807	$102,639,717	$95,265,066	$29,284,464	$38,913,075	$287,097

ACCUMULATION UNITS OUTSTANDING	8,626,314	3,486,495	3,945,979	1,405,765	2,230,694	25,827

UNIT VALUE (ACCUMULATION)	$41.08	$29.43	$24.14	$20.83	$17.44	$11.12

(1) Cost of investments:	$401,258,767	$88,300,594	$85,884,785	$32,251,687	$40,034,446	$249,370
Shares of investments:	15,765,428	5,121,046	5,300,858	1,694,926	3,346,056	14,124

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

OPPENHEIMER CAPITAL APPRECIATION FUND	OPPENHEIMER GLOBAL FUND	PIMCO TOTAL RETURN FUND	PIONEER EQUITY INCOME VCT PORTFOLIO II	RS DIVERSIFIED GROWTH FUND	RS EMERGING GROWTH FUND

ASSETS:
Investments at market value (1)	$3,187,339	$10,019,892	$10,138,430	$2,423,236	$455,175	$2,616,556
Investment income due and accrued			38,668
Purchase payments receivable	2,893	3,774	20,608	800
Due from Great West Life & Annuity Insurance Company

Total assets	3,190,232	10,023,666	10,197,706	2,424,036	455,175	2,616,556

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	443	1,307	1,344	330	61	393

Total liabilities	443	1,307	1,344	330	61	393

NET ASSETS	$3,189,789	$10,022,359	$10,196,362	$2,423,706	$455,114	$2,616,163

NET ASSETS REPRESENTED BY:
Accumulation units	$3,189,789	$10,022,359	$10,196,362	$2,423,706	$455,114	$2,616,163
Contracts in payout phase

NET ASSETS	$3,189,789	$10,022,359	$10,196,362	$2,423,706	$455,114	$2,616,163

ACCUMULATION UNITS OUTSTANDING	271,138	637,483	857,127	164,166	38,166	444,972

UNIT VALUE (ACCUMULATION)	$11.76	$15.72	$11.90	$14.76	$11.92	5.88

(1) Cost of investments:	$2,818,392	$9,044,122	$10,400,792	$2,087,550	$423,756	$2,017,286
Shares of investments:	69,095	136,307	976,727	96,659	18,863	73,375

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	STI CLASSIC SMALL CAP GROWTH STOCK FUND	VAN KAMPEN COMSTOCK FUND	TOTAL FUTUREFUNDS SERIES ACCOUNT

ASSETS:
Investments at market value (1)	$5,926,964	$813,169	$2,048,998,190
Investment income due and accrued			82,089
Purchase payments receivable	22,099	1,464	1,565,141
Due from Great West Life & Annuity Insurance Company			170,390

Total assets	5,949,063	814,633	2,050,815,810

LIABILITIES:
Redemptions payable			187,844
Due to Great West Life & Annuity Insurance Company	785	104	242,194

Total liabilities	785	104	430,038

NET ASSETS	$5,948,278	$814,529	$2,050,385,772

NET ASSETS REPRESENTED BY:
Accumulation units	$5,948,278	$814,529	$2,049,558,390
Contracts in payout phase			827,382

NET ASSETS	$5,948,278	$814,529	$2,050,385,772

ACCUMULATION UNITS OUTSTANDING	497,375	73,288

UNIT VALUE (ACCUMULATION)	$11.96	$11.11

(1) Cost of investments:	$6,393,038	$800,338	$1,983,282,583
Shares of investments:	294,581	42,243

The accompanying notes are an integral part of these financial statements.			(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	AIM DYNAMICS FUND	AIM LARGE CAP GROWTH FUND	AIM SMALL CAP GROWTH FUND	ALGER AMERICAN BALANCED PORTFOLIO	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	AMERICAN CENTURY EQUITY INCOME FUND

INVESTMENT INCOME:
Dividends	$0	$0	$0	$62,840	$0	$285,834

EXPENSES:
Mortality and expense risk	26,702	10,615	17,171	43,792	206,617	110,502

NET INVESTMENT INCOME (LOSS)	(26,702)	(10,615)	(17,171)	19,048	(206,617)	175,332

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	158,958	(7,394)	85,688	96,360	224,266	177,448

Realized gain distributions	0	0	105,859	211,948	2,734,177	866,373

Net realized gain (loss)	158,958	(7,394)	191,547	308,308	2,958,443	1,043,821

Change in net unrealized appreciation
on investments	211,830	73,131	30,238	(205,939)	(1,214,373)	779,051

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$344,086	$55,122	$204,614	$121,417	$1,537,453	$1,998,204

INVESTMENT INCOME RATIO (2006)				1.57%		2.49%

INVESTMENT INCOME RATIO (2005)		0.03%		1.68%		2.12%

INVESTMENT INCOME RATIO (2004)				1.52%		2.48%

INVESTMENT INCOME RATIO (2003)				2.16%		3.09%

INVESTMENT INCOME RATIO (2002)				1.66%		2.50%

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	AMERICAN CENTURY INCOME & GROWTH FUND	AMERICAN FUNDS GROWTH FUND OF AMERICA	ARTISAN INTER-NATIONAL FUND	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES	DAVIS NEW YORK VENTURE FUND	FEDERATED CAPITAL APPRECIATION FUND

INVESTMENT INCOME:
Dividends	$10,072	$12,530	$191,906	$8,499	$8,065	$40,414

EXPENSES:
Mortality and expense risk	3,987	4,803	118,775	2,491	4,158	48,730

NET INVESTMENT INCOME (LOSS)	6,085	7,727	73,131	6,008	3,907	(8,316)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	4,560	252	708,152	419	3,435	180,955
Realized gain distributions	27,259	69,856	1,027,414	18,501	0	840,049

Net realized gain	31,819	70,108	1,735,566	18,920	3,435	1,021,004

Change in net unrealized appreciation
on investments	45,050	17,081	689,571	10,006	101,864	(279,292)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$82,954	$94,916	$2,498,268	$34,934	$109,206	$733,396

INVESTMENT INCOME RATIO (2006)	1.91%	0.91%	1.62%	2.56%	0.70%	0.77%

INVESTMENT INCOME RATIO (2005)	1.84%		1.86%	2.47%		0.79%

INVESTMENT INCOME RATIO (2004)	2.17%	0.67%	2.24%	0.98%

INVESTMENT INCOME RATIO (2003)	1.88%	1.32%	3.39%	0.71%

INVESTMENT INCOME RATIO (2002)	1.59%	0.70%	3.52%	0.81%

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FRANKLIN SMALL-MID CAP GROWTH FUND	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	JANUS FUND	JANUS TWENTY FUND

INVESTMENT INCOME:
Dividends	$432,573	$397,574	$0	$34,180	$320	$37,446

EXPENSES:
Mortality and expense risk	349,693	1,008,318	1,143	17,451	744	69,615

NET INVESTMENT INCOME (LOSS)	82,880	(610,744)	(1,143)	16,729	(424)	(32,169)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	1,349,228	(2,122,248)	23,647	(51,371)	3,131	327,689
Realized gain distributions	2,783,558	0	9,718	0	0	0

Net realized gain (loss)	4,132,786	(2,122,248)	33,365	(51,371)	3,131	327,689

Change in net unrealized appreciation (depreciation)
on investments	(915,837)	8,237,034	(16,333)	361,231	5,966	368,954

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,299,829	$5,504,042	$15,889	$326,589	$8,673	$664,474

INVESTMENT INCOME RATIO (2006)	1.29%	0.40%		1.72%	0.32%	0.58%

INVESTMENT INCOME RATIO (2005)	0.27%	0.51%	0.17%	1.27%	0.07%	0.20%

INVESTMENT INCOME RATIO (2004)	0.31%	0.26%		0.94%		0.03%

INVESTMENT INCOME RATIO (2003)	0.44%	0.26%		1.13%		0.55%

INVESTMENT INCOME RATIO (2002)	0.80%	0.26%		0.92%		0.68%

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	JANUS WORLDWIDE FUND	JENSEN PORTFOLIO	LEGG MASON VALUE TRUST	MAINSTAY SMALL CAP OPPORTUNITY FUND	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$38,036	$10,671	$0	$0	$2,241,829	$379,593

EXPENSES:
Mortality and expense risk	31,923	16,868	102,439	734	162,459	682,109

NET INVESTMENT INCOME (LOSS)	6,113	(6,197)	(102,439)	(734)	2,079,370	(302,516)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	87,427	30,131	677,629	6,608	562,888	2,474,083
Realized gain distributions	0	0	0	0	10,706,210	2,780,871

Net realized gain	87,427	30,131	677,629	6,608	11,269,098	5,254,954

Change in net unrealized appreciation
on investments	362,610	188,084	(122,391)	13,153	906,726	1,376,488

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$456,150	$212,018	$452,799	$19,027	$14,255,194	$6,328,926

INVESTMENT INCOME RATIO (2006)	1.24%	0.62%			2.26%	0.57%

INVESTMENT INCOME RATIO (2005)	1.05%	0.58%			1.06%	0.50%

INVESTMENT INCOME RATIO (2004)	0.68%	0.38%			1.66%	0.26%

INVESTMENT INCOME RATIO (2003)	1.03%				0.61%	0.17%

INVESTMENT INCOME RATIO (2002)	0.84%	0.41%	0.22%

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTER-NATIONAL EQUITY PORTFOLIO	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM GROWTH INDEX PORTFOLIO	MAXIM INDEX 600 PORTFOLIO

INVESTMENT INCOME:
Dividends	$147,262	$1,507,638	$494,129	$1,224,081	$78,606	$113,569

EXPENSES:
Mortality and expense risk	174,839	531,299	102,758	87,324	102,630	230,032

NET INVESTMENT INCOME (LOSS)	(27,577)	976,339	391,371	1,136,757	(24,024)	(116,463)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	1,674,870	1,257,988	(198,254)	185,473	(2,748,515)	1,264,432
Realized gain distributions	5,293,875	7,804,840	0	1,406,708	0	2,110,039

Net realized gain (loss)	6,968,745	9,062,828	(198,254)	1,592,181	(2,748,515)	3,374,471

Change in net unrealized appreciation (depreciation)
on investments	504,716	5,154,511	130,219	84,386	2,097,015	(293,275)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,445,884	$15,193,678	$323,336	$2,813,324	$(675,524)	$2,964,733

INVESTMENT INCOME RATIO (2006)	0.23%	2.90%	4.29%	3.18%	0.46%	0.47%

INVESTMENT INCOME RATIO (2005)	0.61%	1.87%	3.95%	3.16%	0.92%	0.54%

INVESTMENT INCOME RATIO (2004)	0.19%	1.37%	4.24%	3.03%	1.38%	0.36%

INVESTMENT INCOME RATIO (2003)	0.06%	1.38%	4.48%	3.39%	1.07%	0.20%

INVESTMENT INCOME RATIO (2002)	0.10%	0.53%	5.33%	11.37%	0.73%	0.24%

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO

INVESTMENT INCOME:
Dividends	$231,387	$3,111,646	$56,107	$6,642,398	$6,875,219	$1,414,182

EXPENSES:
Mortality and expense risk	111,845	261,623	107,497	554,816	388,395	109,287

NET INVESTMENT INCOME (LOSS)	119,542	2,850,023	(51,390)	6,087,582	6,486,824	1,304,895

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	907,069	483,095	563,860	832,255	500,230	305,296
Realized gain distributions	1,931,173	0	1,184,254	17,899,918	23,230,243	3,515,573

Net realized gain	2,838,242	483,095	1,748,114	18,732,173	23,730,473	3,820,869

Change in net unrealized appreciation
on investments	(319,685)	2,327,573	56,946	2,185,062	(1,249,804)	(241,657)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,638,099	$5,660,691	$1,753,670	$27,004,817	$28,967,493	$4,884,107

INVESTMENT INCOME RATIO (2006)	1.74%	5.55%	0.49%	2.76%	3.06%	2.70%

INVESTMENT INCOME RATIO (2005)	1.48%	7.35%	0.39%	2.16%	1.99%	2.38%

INVESTMENT INCOME RATIO (2004)	1.76%	7.56%	0.17%	2.63%	2.21%	2.69%

INVESTMENT INCOME RATIO (2003)	1.58%	6.73%	0.09%	2.16%	1.68%	2.68%

INVESTMENT INCOME RATIO (2002)	1.65%	9.14%	0.37%	2.42%	1.67%	3.02%

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY /INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT INCOME:
Dividends	$4,814,481	$4,562,516	$1,557,956	$151,503	$0	$1,905,625

EXPENSES:
Mortality and expense risk	1,107,850	3,759,579	1,057,725	296,428	349,332	415,499

NET INVESTMENT INCOME (LOSS)	3,706,631	802,937	500,231	(144,925)	(349,332)	1,490,126

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	0	(11,947,025)	1,448,041	1,406,201	(1,039,538)	(227,956)
Realized gain distributions	0	23,378,624	4,286,833	7,480,664	0	0

Net realized gain (loss)	0	11,431,599	5,734,874	8,886,865	(1,039,538)	(227,956)

Change in net unrealized appreciation (depreciation)
on investments	0	31,888,051	9,801,633	(3,209,007)	2,079,539	(54,986)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,706,631	$44,122,587	$16,036,738	$5,532,933	$690,669	$1,207,184

INVESTMENT INCOME RATIO (2006)	4.50%	1.30%	1.60%	0.16%		4.81%

INVESTMENT INCOME RATIO (2005)	2.66%	1.22%	1.54%	4.25%

INVESTMENT INCOME RATIO (2004)	0.92%	1.39%	1.59%	4.07%

INVESTMENT INCOME RATIO (2003)	0.73%	1.21%	1.59%	4.15%

INVESTMENT INCOME RATIO (2002)	1.38%	0.97%	1.42%	5.50%

The accompanying notes are an integral part of these financial statements.				(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM VALUE INDEX PORTFOLIO	MFS STRATEGIC GROWTH FUND	OPPENHEIMER CAPITAL APPRECIATION FUND	OPPENHEIMER GLOBAL FUND	PIMCO TOTAL RETURN FUND	PIONEER EQUITY INCOME VCT PORTFOLIO II

INVESTMENT INCOME:
Dividends	$82,593	$0	$0	$68,346	$443,290	$50,793

EXPENSES:
Mortality and expense risk	50,597	3,455	33,265	81,308	101,091	21,272

NET INVESTMENT INCOME (LOSS)	31,996	(3,455)	(33,265)	(12,962)	342,199	29,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain (loss) on sale of fund shares	932,426	9,005	173,078	297,384	(122,412)	223,431
Realized gain distributions	0	0	0	536,278	35,794	33,949

Net realized gain (loss)	932,426	9,005	173,078	833,662	(86,618)	257,380

Change in net unrealized appreciation (depreciation)
on investments	(676,394)	9,397	45,338	460,926	(7,347)	126,163

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$288,028	$14,947	$185,151	$1,281,626	$248,234	$413,064

INVESTMENT INCOME RATIO (2006)	0.94%			0.81%	4.43%	2.35%

INVESTMENT INCOME RATIO (2005)	1.66%		0.64%	0.92%	4.24%	2.12%

INVESTMENT INCOME RATIO (2004)	1.44%			1.01%	2.13%	2.17%

INVESTMENT INCOME RATIO (2003)	2.74%				3.08%	2.10%

INVESTMENT INCOME RATIO (2002)	1.84%				2.53%	2.11%

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	RS DIVERSIFIED GROWTH FUND	RS EMERGING GROWTH FUND	STI CLASSIC SMALL CAP GROWTH STOCK FUND	VAN KAMPEN COMSTOCK FUND	TOTAL FUTUREFUNDS SERIES ACCOUNT

INVESTMENT INCOME:
Dividends	$0	$0	$0	$4,010	$39,729,719

EXPENSES:
Mortality and expense risk	5,384	31,378	43,947	1,496	13,163,790

NET INVESTMENT INCOME (LOSS)	(5,384)	(31,378)	(43,947)	2,514	26,565,929

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	14,203	149,989	(50,131)	2,716	1,299,152
Realized gain distributions	0	0	325,799	18,952	122,655,309

Net realized gain	14,203	149,989	275,668	21,668	123,954,461

Change in net unrealized appreciation (depreciation)
on investments	22,370	100,823	(385,828)	12,831	61,673,419

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$31,189	$219,434	$(154,107)	$37,013	$212,193,809

INVESTMENT INCOME RATIO (2006)				0.86%

INVESTMENT INCOME RATIO (2005)

INVESTMENT INCOME RATIO (2004)

INVESTMENT INCOME RATIO (2003)

INVESTMENT INCOME RATIO (2002)

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	AIM DYNAMICS FUND		AIM LARGE CAP GROWTH FUND		AIM SMALL CAP GROWTH FUND
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(26,702)	$(27,342)	$(10,615)	$(12,745)	$(17,171)	$(23,340)
Net realized gain (loss)	158,958	132,802	(7,394)	(38,970)	191,547	312,145
Change in net unrealized appreciation (depreciation)
on investments	211,830	102,882	73,131	66,395	30,238	(130,524)

Increase in net assets resulting
from operations	344,086	208,342	55,122	14,680	204,614	158,281

CONTRACT TRANSACTIONS:
Purchase payments	195	0	6,797	7,108	(6,017)	215,012
Redemptions	(250,299)	(279,846)	(148,450)	(219,631)	(180,393)	(572,876)

Transfers, net	(59,763)	(193,568)	(66,048)	(168,792)	(379,631)	(233,760)
Contract maintenance charges	(1,325)	(893)	(338)	(458)	(711)	(743)
Adjustments to net assets allocated to contracts
in payout phase

Decrease in net assets resulting from
contract transactions	(311,192)	(474,307)	(208,039)	(381,773)	(566,752)	(592,367)

Total increase (decrease) in net assets	32,894	(265,965)	(152,917)	(367,093)	(362,138)	(434,086)

NET ASSETS:
Beginning of period	2,427,695	2,693,660	1,097,945	1,465,038	1,841,431	2,275,517

End of period	$2,460,589	$2,427,695	$945,028	$1,097,945	$1,479,293	$1,841,431

CHANGES IN UNITS OUTSTANDING:
Units issued	17,588	25,593	5,005	13,158	3,721	122,748
Units redeemed	(65,892)	(116,239)	(38,201)	(80,667)	(49,788)	(175,465)

Net decrease	(48,304)	(90,646)	(33,196)	(67,509)	(46,067)	(52,717)

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	ALGER AMERICAN BALANCED PORTFOLIO		ALGER AMERICAN MIDCAP GROWTH PORTFOLIO		AMERICAN CENTURY EQUITY INCOME FUND
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$19,048	$26,183	$(206,617)	$(209,134)	$175,332	$104,941
Net realized gain	308,308	57,041	2,958,443	916,673	1,043,821	555,595
Change in net unrealized appreciation
on investments	(205,939)	229,719	(1,214,373)	846,781	779,051	(507,809)

Increase in net assets resulting
from operations	121,417	312,943	1,537,453	1,554,320	1,998,204	152,727

CONTRACT TRANSACTIONS:
Purchase payments	8,269	8,810	1,436,193	1,481,471	1,503,455	1,458,064
Redemptions	(758,523)	(705,461)	(2,458,689)	(1,983,925)	(1,113,541)	(997,806)
Transfers, net	(402,716)	(294,996)	(1,039,549)	(711,182)	2,123,117	894,389
Contract maintenance charges	(2,488)	(1,836)	(7,200)	(7,232)	(3,171)	(2,766)
Adjustments to net assets allocated to contracts

in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(1,155,458)	(993,483)	(2,069,245)	(1,220,868)	2,509,860	1,351,881

Total increase (decrease) in net assets	(1,034,041)	(680,540)	(531,792)	333,452	4,508,064	1,504,608

NET ASSETS:
Beginning of period	4,571,505	5,252,045	19,716,508	19,383,056	9,992,622	8,488,014

End of period	$3,537,464	$4,571,505	$19,184,716	$19,716,508	$14,500,686	$9,992,622

CHANGES IN UNITS OUTSTANDING:
Units issued	37,849	43,653	258,678	345,099	314,599	347,500
Units redeemed	(134,664)	(131,570)	(399,058)	(430,876)	(173,232)	(247,781)

Net increase (decrease)	(96,815)	(87,917)	(140,380)	(85,777)	141,367	99,719

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	AMERICAN CENTURY INCOME & GROWTH FUND		AMERICAN FUNDS GROWTH FUND OF AMERICA		ARTISAN INTERNATIONAL FUND
	2006	2005	2006	2005	2006	2005
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$6,085	$6,138	$7,727	$0	$73,131	$57,385
Net realized gain	31,819	51,998	70,108	0	1,735,566	276,923
Change in net unrealized appreciation
on investments	45,050	(35,844)	17,081	0	689,571	743,002

Increase in net assets resulting
from operations	82,954	22,292	94,916	0	2,498,268	1,077,310

CONTRACT TRANSACTIONS:
Purchase payments	32,647	65,013	80,909	0	1,373,966	912,678
Redemptions	(3,543)	(134,715)	(15,287)	0	(1,181,849)	(1,020,452)
Transfers, net	35,260	(141,546)	2,055,140	0	2,608,688	1,086,094
Contract maintenance charges	0	0	(729)	0	0	(2,115)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	64,364	(211,248)	2,120,033	0	2,800,805	976,205

Total increase (decrease) in net assets	147,318	(188,956)	2,214,949	0	5,299,073	2,053,515

NET ASSETS:
Beginning of period	467,774	656,730	0	0	8,763,909	6,710,394

End of period	$615,092	$467,774	$2,214,949	$0	$14,062,982	$8,763,909

CHANGES IN UNITS OUTSTANDING:
Units issued	8,905	9,182	205,717	0	587,931	460,598
Units redeemed	(2,978)	(30,047)	(2,874)	0	(339,330)	(377,871)

Net increase (decrease)	5,927	(20,865)	202,843	0	248,601	82,727

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.		(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES		DAVIS NEW YORK VENTURE FUND		FEDERATED CAPITAL APPRECIATION FUND
	2006	2005	2006	2005	2006	2005
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$6,008	$4,040	$3,907	$0	$(8,316)	$(10,315)
Net realized gain	18,920	10,680	3,435	0	1,021,004	197,373
Change in net unrealized appreciation
on investments	10,006	(2,353)	101,864	0	(279,292)	(137,689)

Increase in net assets resulting
from operations	34,934	12,367	109,206	0	733,396	49,369

CONTRACT TRANSACTIONS:
Purchase payments	10,721	18,577	56,563	0	836,923	980,961
Redemptions	0	(99,787)	(24,804)	0	(777,037)	(461,740)
Transfers, net	0	157,516	1,890,015	0	(237,369)	(10,500)
Contract maintenance charges	0	0	(334)	0	(2,201)	(2,860)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	10,721	76,306	1,921,440	0	(179,684)	505,861

Total increase in net assets	45,655	88,673	2,030,646	0	553,712	555,230

NET ASSETS:
Beginning of period	312,878	224,205	0	0	5,047,867	4,492,637

End of period	$358,533	$312,878	$2,030,646	$0	$5,601,579	$5,047,867

CHANGES IN UNITS OUTSTANDING:
Units issued	801	14,082	187,720	0	111,277	201,364
Units redeemed	0	(8,162)	(5,158)	0	(129,403)	(155,914)

Net increase (decrease)	801	5,920	182,562	0	(18,126)	45,450

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO		FRANKLIN SMALL-MID CAP GROWTH FUND
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$82,880	$(211,488)	$(610,744)	$(569,662)	$(1,143)	$(639)
Net realized gain (loss)	4,132,786	367,218	(2,122,248)	(4,108,914)	33,365	4,446

Change in net unrealized appreciation (depreciation)
on investments	(915,837)	3,767,883	8,237,034	9,227,650	(16,333)	5,710

Increase in net assets resulting
from operations	3,299,829	3,923,613	5,504,042	4,549,074	15,889	9,517

CONTRACT TRANSACTIONS:
Purchase payments	2,884,927	2,362,266	5,288,537	6,392,956	7,545	8,067
Redemptions	(4,761,047)	(3,118,876)	(11,267,361)	(13,964,351)	(34,671)	(4,665)
Transfers, net	2,478,155	4,711,836	(6,721,716)	(6,658,332)	(31,522)	38,457
Contract maintenance charges	(10,532)	(9,496)	(2,731)	(39,487)	0	0
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	591,503	3,945,730	(12,703,271)	(14,269,214)	(58,648)	41,859

Total increase (decrease) in net assets	3,891,332	7,869,343	(7,199,229)	(9,720,140)	(42,759)	51,376

NET ASSETS:
Beginning of period	31,237,979	23,368,636	103,737,160	113,457,300	157,454	106,078

End of period	$35,129,311	$31,237,979	$96,537,931	$103,737,160	$114,695	$157,454

CHANGES IN UNITS OUTSTANDING:
Units issued	525,236	756,616	541,728	1,994,934	18,405	10,968
Units redeemed	(493,451)	(495,400)	(1,153,584)	(2,521,346)	(24,746)	(5,757)

Net increase (decrease)	31,785	261,216	(611,856)	(526,412)	(6,341)	5,211

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO		JANUS FUND		JANUS TWENTY FUND
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,729	$10,097	$(424)	$(846)	$(32,169)	$(62,042)
Net realized gain (loss)	(51,371)	(283,177)	3,131	2,827	327,689	294,507
Change in net unrealized appreciation (depreciation)
on investments	361,231	357,529	5,966	1,133	368,954	313,574

Increase in net assets resulting
from operations	326,589	84,449	8,673	3,114	664,474	546,039

CONTRACT TRANSACTIONS:
Purchase payments	169,450	238,609	3,074	3,345	(4,054)	0
Redemptions	(361,014)	(639,945)	(30,296)	(23,603)	(660,624)	(814,995)
Transfers, net	(279,639)	(781,519)	(1,013)	(9,516)	(533,932)	(637,861)
Contract maintenance charges	(730)	(1,000)	0	0	(4,320)	(5,132)
Adjustments to net assets allocated to contracts
in payout phase

Decrease in net assets resulting from
contract transactions	(471,933)	(1,183,855)	(28,235)	(29,774)	(1,202,930)	(1,457,988)

Total decrease in net assets	(145,344)	(1,099,406)	(19,562)	(26,660)	(538,456)	(911,949)

NET ASSETS:
Beginning of period	2,180,971	3,280,377	114,487	141,147	6,918,768	7,830,717

End of period	$2,035,627	$2,180,971	$94,925	$114,487	$6,380,312	$6,918,768

CHANGES IN UNITS OUTSTANDING:
Units issued	18,085	26,123	691	815	36,567	109,438
Units redeemed	(55,478)	(129,855)	(5,113)	(5,738)	(223,621)	(400,429)

Net decrease	(37,393)	(103,732)	(4,422)	(4,923)	(187,054)	(290,991)

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	JANUS WORLDWIDE FUND		JENSEN PORTFOLIO		LEGG MASON VALUE TRUST
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$6,113	$67	$(6,197)	$(5,750)	$(102,439)	$(104,596)

Net realized gain	87,427	16,499	30,131	16,367	677,629	310,331
Change in net unrealized appreciation
on investments	362,610	126,301	188,084	(39,315)	(122,391)	252,250

Increase (decrease) in net assets resulting
from operations	456,150	142,867	212,018	(28,698)	452,799	457,985

CONTRACT TRANSACTIONS:
Purchase payments	1,432	9,526	587,063	787,830	1,323,037	1,212,239
Redemptions	(337,824)	(442,133)	(174,975)	(262,154)	(1,119,263)	(1,190,218)
Transfers, net	(521,087)	(518,083)	(93,876)	(14,320)	(1,442,010)	448,020
Contract maintenance charges	(1,475)	(2,026)	(872)	(710)	(3,960)	(2,680)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(858,954)	(952,716)	317,340	510,646	(1,242,196)	467,361

Total increase (decrease) in net assets	(402,804)	(809,849)	529,358	481,948	(789,397)	925,346

NET ASSETS:
Beginning of period	3,417,176	4,227,025	1,450,048	968,100	10,412,923	9,487,577

End of period	$3,014,372	$3,417,176	$1,979,406	$1,450,048	$9,623,526	$10,412,923

CHANGES IN UNITS OUTSTANDING:
Units issued	16,571	49,505	105,344	113,976	233,490	358,119
Units redeemed	(156,733)	(230,583)	(75,863)	(65,145)	(324,494)	(322,360)

Net increase (decrease)	(140,162)	(181,078)	29,481	48,831	(91,004)	35,759

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAINSTAY SMALL CAP OPPORTUNITY FUND		MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO
	2006	2005	2006	2005	2006	2005
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(734)	$0	$2,079,370	$719,381	$(302,516)	$(403,582)
Net realized gain	6,608	0	11,269,098	7,678,331	5,254,954	7,149,587
Change in net unrealized appreciation
on investments	13,153	0	906,726	(1,742,350)	1,376,488	(5,223,517)

Increase in net assets resulting
from operations	19,027	0	14,255,194	6,655,362	6,328,926	1,522,488

CONTRACT TRANSACTIONS:
Purchase payments	18,510	0	17,841,928	17,200,942	2,799,040	3,232,276
Redemptions	(7,939)	0	(6,353,017)	(16,111,274)	(7,901,284)	(8,515,680)
Transfers, net	243,780	0	1,612,772	(2,125,833)	(3,454,251)	(2,319,621)
Contract maintenance charges	(2)	0	(147,224)	(132,606)	(15,107)	(18,002)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	254,349	0	12,954,459	(1,168,771)	(8,571,602)	(7,621,027)

Total increase (decrease) in net assets	273,376	0	27,209,653	5,486,591	(2,242,676)	(6,098,539)

NET ASSETS:
Beginning of period	0	0	86,845,854	81,359,263	68,930,465	75,029,004

End of period	$273,376	$0	$114,055,507	$86,845,854	$66,687,789	$68,930,465

CHANGES IN UNITS OUTSTANDING:
Units issued	31,132	0	1,455,911	1,711,425	216,149	661,986
Units redeemed	(6,899)	0	(731,197)	(1,795,451)	(474,586)	(761,094)

Net increase (decrease)	24,233	0	724,714	(84,026)	(258,437)	(99,108)

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO		MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO		MAXIM BOND INDEX PORTFOLIO
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(27,577)	$182,927	$976,339	$320,552	$391,371	$340,594
Net realized gain (loss)	6,968,745	6,981,392	9,062,828	10,125,053	(198,254)	(63,501)
Change in net unrealized appreciation (depreciation)
on investments	504,716	(7,645,607)	5,154,511	(4,671,385)	130,219	(154,044)

Increase (decrease) in net assets resulting
from operations	7,445,884	(481,288)	15,193,678	5,774,220	323,336	123,049

CONTRACT TRANSACTIONS:
Purchase payments	8,872,836	10,496,491	2,498,053	1,820,809	1,377,507	1,589,671
Redemptions	(5,046,639)	(5,324,988)	(5,619,866)	(5,500,402)	(1,557,691)	(1,069,629)
Transfers, net	(8,169,324)	(1,843,599)	5,004,893	1,243,578	211,784	39,742
Contract maintenance charges	(57,693)	(63,072)	(10,427)	(9,076)	0	(3,302)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(4,400,820)	3,264,832	1,872,653	(2,445,091)	31,600	556,482

Total increase in net assets	3,045,064	2,783,544	17,066,331	3,329,129	354,936	679,531

NET ASSETS:
Beginning of period	63,649,527	60,865,983	43,133,202	39,804,073	11,587,870	10,908,339

End of period	$66,694,591	$63,649,527	$60,199,533	$43,133,202	$11,942,806	$11,587,870

CHANGES IN UNITS OUTSTANDING:
Units issued	475,399	845,615	607,294	991,983	279,906	603,112
Units redeemed	(631,371)	(619,655)	(502,486)	(1,102,582)	(267,267)	(528,689)

Net increase (decrease)	(155,972)	225,960	104,808	(110,599)	12,639	74,423

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM GROWTH INDEX PORTFOLIO		MAXIM INDEX 600 PORTFOLIO
	2006	2005	2006	2005	2006	2005
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,136,757	$1,061,894	$(24,024)	$(33,412)	$(116,463)	$(108,376)
Net realized gain (loss)	1,592,181	1,189,434	(2,748,515)	(528,683)	3,374,471	2,025,316
Change in net unrealized appreciation (depreciation)
on investments	84,386	(822,566)	2,097,015	970,179	(293,275)	(618,846)

Increase (decrease) in net assets resulting
from operations	2,813,324	1,428,762	(675,524)	408,084	2,964,733	1,298,094

CONTRACT TRANSACTIONS:
Purchase payments	6,465,029	6,240,332	549,061	1,206,598	1,316,291	1,157,839
Redemptions	(3,353,821)	(7,378,984)	(940,031)	(2,299,209)	(2,313,105)	(2,815,090)
Transfers, net	(1,064,101)	(564,957)	(16,762,598)	(973,922)	(156,850)	1,076,459
Contract maintenance charges	(74,808)	(76,526)	(7,661)	(9,631)	(5,509)	(4,712)
Adjustments to net assets allocated to contracts
in payout phase						0

Increase (decrease) in net assets resulting from
contract transactions	1,972,299	(1,780,135)	(17,161,229)	(2,076,164)	(1,159,173)	(585,504)

Total increase (decrease) in net assets	4,785,623	(351,373)	(17,836,753)	(1,668,080)	1,805,560	712,590

NET ASSETS:
Beginning of period	35,847,919	36,199,292	17,836,753	19,504,833	22,973,433	22,260,843

End of period	$40,633,542	$35,847,919	$0	$17,836,753	$24,778,993	$22,973,433

CHANGES IN UNITS OUTSTANDING:
Units issued	572,920	641,475	111,407	321,941	220,213	542,367
Units redeemed	(446,491)	(756,239)	(1,647,883)	(500,364)	(253,910)	(491,300)

Net increase (decrease)	126,429	(114,764)	(1,536,476)	(178,423)	(33,697)	51,067

(1)	The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO		MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$119,542	$78,430	$2,850,023	$3,000,750	$(51,390)	$(58,379)
Net realized gain	2,838,242	546,014	483,095	481,295	1,748,114	1,189,928
Change in net unrealized appreciation
on investments	(319,685)	566,861	2,327,573	(2,099,132)	56,946	(629,132)

Increase in net assets resulting
from operations	2,638,099	1,191,305	5,660,691	1,382,913	1,753,670	502,417

CONTRACT TRANSACTIONS:
Purchase payments	749,665	707,864	7,086,653	6,727,147	882,643	814,216
Redemptions	(2,706,879)	(1,966,691)	(6,496,432)	(4,790,518)	(1,265,499)	(932,155)
Transfers, net	1,420,411	376,038	4,375,366	10,454,466	487,451	367,657
Contract maintenance charges	(3,307)	(2,899)	(49,562)	(38,400)	(1,886)	(2,309)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(540,110)	(885,688)	4,916,025	12,352,695	102,709	247,409

Total increase in net assets	2,097,989	305,617	10,576,716	13,735,608	1,856,379	749,826

NET ASSETS:
Beginning of period	12,465,137	12,159,520	51,935,103	38,199,495	10,521,052	9,771,226

End of period	$14,563,126	$12,465,137	$62,511,819	$51,935,103	$12,377,431	$10,521,052

CHANGES IN UNITS OUTSTANDING:
Units issued	230,989	361,794	758,001	1,323,491	197,895	228,964
Units redeemed	(278,552)	(387,840)	(507,115)	(592,453)	(192,214)	(205,792)

Net increase (decrease)	(47,563)	(26,046)	250,886	731,038	5,681	23,172

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM MODERATE PROFILE I PORTFOLIO		MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$6,087,582	$3,913,286	$6,486,824	$3,397,396	$1,304,895	$1,016,685
Net realized gain	18,732,173	11,735,699	23,730,473	13,921,193	3,820,869	3,204,333
Change in net unrealized appreciation
on investments	2,185,062	(3,511,812)	(1,249,804)	(3,969,449)	(241,657)	(1,653,990)

Increase in net assets resulting
from operations	27,004,817	12,137,173	28,967,493	13,349,140	4,884,107	2,567,028

CONTRACT TRANSACTIONS:
Purchase payments	41,927,386	43,707,313	41,315,140	42,046,857	8,623,388	10,310,088
Redemptions	(18,095,526)	(31,439,321)	(11,778,275)	(38,379,062)	(4,901,716)	(12,076,490)
Transfers, net	(1,098,827)	(4,580,101)	(243,715)	(4,585,099)	603,036	415,702
Contract maintenance charges	(369,940)	(355,100)	(347,124)	(313,468)	(76,935)	(71,506)

Adjustments to net assets allocated to contracts
in payout phase	0	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	22,363,093	7,332,791	28,946,026	(1,230,772)	4,247,773	(1,422,206)

Total increase in net assets	49,367,910	19,469,964	57,913,519	12,118,368	9,131,880	1,144,822

NET ASSETS:
Beginning of period	218,323,305	198,853,341	198,094,239	185,975,871	48,071,053	46,926,231

End of period	$267,691,215	$218,323,305	$256,007,758	$198,094,239	$57,202,933	$48,071,053

CHANGES IN UNITS OUTSTANDING:
Units issued	3,212,067	4,403,338	3,054,632	3,841,196	803,321	1,189,598
Units redeemed	(1,862,344)	(3,858,723)	(1,374,815)	(3,907,274)	(526,128)	(1,284,003)

Net increase (decrease)	1,349,723	544,615	1,679,817	(66,078)	277,193	(94,405)

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM MONEY MARKET PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,706,631	$1,749,643	$802,937	$485,394	$500,231	$432,848
Net realized gain	0	0	11,431,599	13,124,608	5,734,874	7,260,126
Change in net unrealized appreciation (depreciation)
on investments	0	0	31,888,051	(219,240)	9,801,633	(4,805,921)

Increase in net assets resulting
from operations	3,706,631	1,749,643	44,122,587	13,390,762	16,036,738	2,887,053

CONTRACT TRANSACTIONS:
Purchase payments	2,761,398	2,821,747	8,157,265	9,181,429	4,087,339	4,599,704
Redemptions	(16,596,594)	(19,352,105)	(48,029,664)	(47,419,187)	(13,426,629)	(11,796,540)
Transfers, net	26,832,755	(1,832,527)	(8,382,259)	(13,392,600)	(170,501)	1,049,160
Contract maintenance charges	(31,862)	(38,172)	(8,307)	(93,966)	(21,561)	(22,973)
Adjustments to net assets allocated to contracts
in payout phase	102,638	(15,668)	5,139	30,785	3,164	2,996

Increase (decrease) in net assets resulting from
contract transactions	13,068,335	(18,416,725)	(48,257,826)	(51,693,539)	(9,528,188)	(6,167,653)

Total increase (decrease) in net assets	16,774,966	(16,667,082)	(4,135,239)	(38,302,777)	6,508,550	(3,280,600)

NET ASSETS:
Beginning of period	99,336,199	116,003,281	358,832,046	397,134,823	96,131,167	99,411,767

End of period	$116,111,165	$99,336,199	$354,696,807	$358,832,046	$102,639,717	$96,131,167

CHANGES IN UNITS OUTSTANDING:
Units issued	2,593,708	2,381,229	764,174	3,013,289	464,005	875,808
Units redeemed	(1,789,298)	(3,378,172)	(1,955,009)	(3,902,466)	(747,949)	(979,041)

Net increase (decrease)	804,410	(996,943)	(1,190,835)	(889,177)	(283,944)	(103,233)

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(144,925)	$(265,363)	$(349,332)	$(396,206)	$1,490,126	$1,379,927
Net realized gain (loss)	8,886,865	5,635,370	(1,039,538)	(2,081,254)	(227,956)	203,038
Change in net unrealized appreciation (depreciation)
on investments	(3,209,007)	4,814,342	2,079,539	3,518,962	(54,986)	(1,115,578)

Increase in net assets resulting
from operations	5,532,933	10,184,349	690,669	1,041,502	1,207,184	467,387

CONTRACT TRANSACTIONS:
Purchase payments	11,554,571	10,119,842	(109,715)	1,441,734	1,721,842	2,004,375
Redemptions	(6,192,396)	(7,230,909)	(3,753,865)	(4,897,047)	(5,113,582)	(4,302,686)
Transfers, net	(1,954,119)	1,386,656	(4,038,109)	(3,683,965)	(467,360)	(1,522,898)

Contract maintenance charges	(80,329)	(73,080)	(10,742)	(13,015)	(8,110)	(12,027)
Adjustments to net assets allocated to contracts
in payout phase	0	0

Increase (decrease) in net assets resulting from
contract transactions	3,327,727	4,202,509	(7,912,431)	(7,152,293)	(3,867,210)	(3,833,236)

Total increase (decrease) in net assets	8,860,660	14,386,858	(7,221,762)	(6,110,791)	(2,660,026)	(3,365,849)

NET ASSETS:
Beginning of period	86,404,406	72,017,548	36,506,226	42,617,017	41,573,101	44,938,950

End of period	$95,265,066	$86,404,406	$29,284,464	$36,506,226	$38,913,075	$41,573,101

CHANGES IN UNITS OUTSTANDING:
Units issued	855,971	951,723	83,378	473,236	354,236	660,087
Units redeemed	(704,615)	(717,182)	(440,163)	(777,180)	(557,072)	(805,951)

Net increase (decrease)	151,356	234,541	(356,785)	(303,944)	(202,836)	(145,864)

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM VALUE INDEX PORTFOLIO		MFS STRATEGIC GROWTH FUND		OPPENHEIMER CAPITAL APPRECIATION FUND
	2006	2005	2006	2005	2006	2005
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$31,996	$50,897	$(3,455)	$(4,272)	$(33,265)	$(13,469)
Net realized gain	932,426	68,681	9,005	5,309	173,078	80,776
Change in net unrealized appreciation
on investments	(676,394)	233,112	9,397	(2,325)	45,338	38,280

Increase (decrease) in net assets resulting
from operations	288,028	352,690	14,947	(1,288)	185,151	105,587

CONTRACT TRANSACTIONS:
Purchase payments	287,367	586,995	1,974	1,842	517,782	565,131
Redemptions	(498,597)	(1,042,822)	(15,517)	(43,033)	(725,267)	(314,841)
Transfers, net	(8,757,874)	223,937	(76,631)	(53,251)	(11,549)	(36,269)
Contract maintenance charges	(2,082)	(2,926)	(128)	(197)	(1,447)	(912)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(8,971,186)	(234,816)	(90,302)	(94,639)	(220,481)	213,109

Total increase (decrease) in net assets	(8,683,158)	117,874	(75,355)	(95,927)	(35,330)	318,696

NET ASSETS:
Beginning of period	8,683,158	8,565,284	362,452	458,379	3,225,119	2,906,423

End of period	$0	$8,683,158	$287,097	$362,452	$3,189,789	$3,225,119

CHANGES IN UNITS OUTSTANDING:

	Units issued	63,121	187,499	287	3,329	100,114	122,290
	Units redeemed	(668,367)	(200,505)	(8,739)	(12,513)	(121,662)	(103,865)

	Net increase (decrease)	(605,246)	(13,006)	(8,452)	(9,184)	(21,548)	18,425

(1)	The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.							(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	OPPENHEIMER GLOBAL FUND		PIMCO TOTAL RETURN FUND		PIONEER EQUITY INCOME VCT PORTFOLIO II
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(12,962)	$(2,915)	$342,199	$316,607	$29,521	$20,056
Net realized gain (loss)	833,662	401,486	(86,618)	(31,853)	257,380	62,416
Change in net unrealized appreciation (depreciation)
on investments	460,926	286,218	(7,347)	(138,938)	126,163	(641)

Increase in net assets resulting
from operations	1,281,626	684,789	248,234	145,816	413,064	81,831

CONTRACT TRANSACTIONS:
Purchase payments	1,678,636	1,309,314	934,928	1,023,060	173,974	182,376
Redemptions	(1,269,174)	(477,856)	(2,085,667)	(1,748,014)	(217,006)	(140,888)
Transfers, net	1,608,107	2,715,965	630,252	1,746,344	54,439	483,506
Contract maintenance charges	(1,633)	(861)	(4,472)	(2,447)	(426)	(445)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	2,015,936	3,546,562	(524,959)	1,018,943	10,981	524,549

Total increase (decrease) in net assets	3,297,562	4,231,351	(276,725)	1,164,759	424,045	606,380

NET ASSETS:
Beginning of period	6,724,797	2,493,446	10,473,087	9,308,328	1,999,661	1,393,281

End of period	$10,022,359	$6,724,797	$10,196,362	$10,473,087	$2,423,706	$1,999,661

CHANGES IN UNITS OUTSTANDING:
Units issued	357,673	596,339	296,603	419,341	87,758	110,691
Units redeemed	(217,715)	(306,032)	(340,789)	(327,146)	(87,122)	(66,483)

Net increase (decrease)	139,958	290,307	(44,186)	92,195	636	44,208

The accompanying notes are an integral part of these financial statements.						(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	RS DIVERSIFIED GROWTH FUND		RS EMERGING GROWTH FUND		STI CLASSIC SMALL CAP GROWTH STOCK FUND
	2006	2005	2006	2005	2006	2005
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(5,384)	$(8,798)	$(31,378)	$(39,740)	$(43,947)	$(3,744)
Net realized gain	14,203	51,225	149,989	165,664	275,668	132,375
Change in net unrealized appreciation (depreciation)
on investments	22,370	(56,326)	100,823	(230,153)	(385,828)	(80,246)

Increase (decrease) in net assets resulting
from operations	31,189	(13,899)	219,434	(104,229)	(154,107)	48,385

CONTRACT TRANSACTIONS:
Purchase payments	(4,916)	277,083	(12,567)	0	2,788,226	965,850
Redemptions	(60,811)	(126,726)	(301,315)	(442,829)	(366,806)	(34,377)
Transfers, net	(166,827)	(279,545)	(469,094)	(1,066,984)	1,692,429	1,009,732
Contract maintenance charges	(438)	(364)	(1,861)	(2,348)	(1,007)	(47)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(232,992)	(129,552)	(784,837)	(1,512,161)	4,112,842	1,941,158

Total increase (decrease) in net assets	(201,803)	(143,451)	(565,403)	(1,616,390)	3,958,735	1,989,543

NET ASSETS:
Beginning of period	656,917	800,368	3,181,566	4,797,956	1,989,543	0

End of period	$455,114	$656,917	$2,616,163	$3,181,566	$5,948,278	$1,989,543

CHANGES IN UNITS OUTSTANDING:
	Units issued	426	99,589	6,494	89,472	593,598	188,916
	Units redeemed	(21,204)	(110,497)	(141,478)	(414,030)	(263,640)	(21,499)

	Net increase (decrease)	(20,778)	(10,908)	(134,984)	(324,558)	329,958	167,417

(1)	The portfolio commenced operations on May 2, 2005.

The accompanying notes are an integral part of these financial statements.							(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	VAN KAMPEN COMSTOCK FUND	TOTAL FUTUREFUNDS SERIES ACCOUNT
	2006	2006	2005
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,514	$26,565,929	$16,099,963
Net realized gain	21,668	123,954,461	89,805,722
Change in net unrealized appreciation		0	0
on investments	12,831	61,673,419	(13,775,969)

Increase in net assets resulting
from operations	37,013	212,193,809	92,129,716

CONTRACT TRANSACTIONS:
Purchase payments	24,662	192,487,528	198,501,457
Redemptions	(548)	(202,650,648)	(264,906,532)
Transfers, net	753,409	(10,532,601)	(19,309,892)
Contract maintenance charges	(7)	(1,384,714)	(1,443,823)
Adjustments to net assets allocated to contracts		0	0
in payout phase		110,941	18,113

Decrease in net assets resulting from
contract transactions	777,516	(21,969,494)	(87,140,677)

Total increase in net assets	814,529	190,224,315	4,989,039

NET ASSETS:
Beginning of period	0	1,860,161,457	1,855,172,418

End of period	$814,529	$2,050,385,772	$1,860,161,457

CHANGES IN UNITS OUTSTANDING:
Units issued	82,084	22,166,774	32,844,594
Units redeemed	(8,796)	(21,630,537)	(34,845,226)

Net increase (decrease)	73,288	536,237	(2,000,632)

(1) The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.			(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
	Units	Unit Fair Value			Net Assets	Expense Ratio			Total Return
	(000s)	lowest to highest			(000s)	lowest to highest			lowest to highest

AIM DYNAMICS FUND
2006	340	$7.01	to	$7.61	$2,461	0.00%	to	1.25%	15.11%	to	16.54%
2005	389	$6.09	to	$6.53	$2,428	0.00%	to	1.25%	8.94%	to	10.30%
2004	479	$5.59	to	$13.09	$2,694	0.00%	to	1.25%	10.56%	to	13.39%
2003	682	$5.05	to	$11.72	$3,463	0.00%	to	1.25%	36.57%	to	38.28%
AIM LARGE CAP GROWTH FUND
2006	140	$6.49	to	$7.04	$945	0.00%	to	1.25%	5.70%	to	7.15%
2005	173	$6.14	to	$6.57	$1,098	0.00%	to	1.25%	1.82%	to	2.98%
2004	240	$6.03	to	$11.42	$1,465	0.00%	to	1.25%	3.00%	to	7.92%
2003	334	$5.85	to	$10.98	$1,962	0.00%	to	1.25%	23.73%	to	25.28%
AIM SMALL CAP GROWTH FUND
2006	112	$12.99	to	$13.76	$1,479	0.00%	to	1.25%	12.86%	to	14.29%
2005	158	$11.51	to	$12.04	$1,841	0.00%	to	1.25%	6.97%	to	8.37%
2004	211	$10.76	to	$12.78	$2,276	0.00%	to	1.25%	5.49%	to	12.94%
2003	164	$10.20	to	$11.99	$1,675	0.00%	to	1.25%	37.41%	to	39.13%
ALGER AMERICAN BALANCED PORTFOLIO
2006	286	$12.30	to	$13.47	$3,537	0.00%	to	1.25%	3.45%	to	4.66%
2005	383	$11.89	to	$12.87	$4,572	0.00%	to	1.25%	7.12%	to	8.42%
2004	471	$9.85	to	$11.87	$5,252	0.00%	to	1.25%	3.27%	to	6.47%
2003	646	$9.48	to	$11.35	$6,966	0.00%	to	1.25%	17.46%	to	19.04%

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
2006	1,175	$16.23	to	$17.78	$19,185	0.00%	to	1.25%	8.78%	to	10.16%
2005	1,316	$14.92	to	$16.14	$19,717	0.00%	to	1.25%	8.43%	to	9.80%
2004	1,402	$10.53	to	$14.70	$19,383	0.00%	to	1.25%	11.65%	to	15.63%
2003	1,359	$9.38	to	$13.00	$16,825	0.00%	to	1.25%	45.97%	to	47.80%
AMERICAN CENTURY EQUITY INCOME FUND
2006	749	$19.86	to	$21.54	$14,501	0.00%	to	1.25%	18.00%	to	19.40%
2005	608	$16.83	to	$18.04	$9,993	0.00%	to	1.25%	1.14%	to	2.50%
2004	508	$10.68	to	$17.60	$8,488	0.00%	to	1.25%	6.80%	to	12.53%
2003	420	$11.13	to	$15.64	$6,321	0.00%	to	1.25%	22.71%	to	24.25%
AMERICAN CENTURY INCOME & GROWTH FUND
2006	51	$12.00	to	$18.66	$615	0.00%	to	0.75%	16.28%	to	17.14%
2005	45	$10.32	to	$15.93	$468	0.00%	to	0.75%	4.03%	to	4.80%
2004	66	$9.92	to	$15.20	$657	0.00%	to	0.75%	12.14%	to	12.98%
2003	29	$8.85	to	$13.45	$253	0.00%	to	0.75%	28.66%	to	34.54%
AMERICAN FUNDS GROWTH FUND OF AMERICA
2006	203	$10.90	to	$10.96	$2,215	0.00%	to	1.25%	9.00%	to	9.60%

ARTISAN INTERNATIONAL FUND
2006	1,127	$11.92	to	$12.94	$14,063	0.00%	to	1.25%	24.04%	to	25.63%
2005	879	$9.61	to	$10.30	$8,764	0.00%	to	1.25%	14.81%	to	16.25%
2004	796	$8.37	to	$13.89	$6,710	0.00%	to	1.25%	14.96%	to	17.77%
2003	596	$7.20	to	$11.82	$4,307	0.00%	to	1.25%	27.54%	to	29.14%
COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES
2006	25	$14.21	to	$16.23	$359	0.00%	to	0.75%	10.93%	to	11.85%
2005	24	$12.81	to	$14.51	$313	0.00%	to	0.75%	5.78%	to	6.46%
2004	19	$12.11	to	$13.63	$224	0.00%	to	0.75%	9.17%	to	9.99%

2003	17	$11.10	to	$12.39	$185	0.00%	to	0.75%	19.57%	to	23.88%
DAVIS NEW YORK VENTURE FUND
2006	183	$11.11	to	$11.16	$2,031	0.00%	to	1.25%	11.10%	to	11.60%
FEDERATED CAPITAL APPRECIATION FUND
2006	452	$12.12	to	$12.85	$5,602	0.00%	to	1.25%	14.56%	to	16.08%
2005	471	$10.58	to	$11.07	$5,048	0.00%	to	1.25%	0.67%	to	1.84%
2004	425	$10.51	to	$11.86	$4,493	0.00%	to	1.25%	5.87%	to	8.38%
2003	302	$9.93	to	$11.09	$3,009	0.00%	to	1.25%	22.28%	to	23.82%
FIDELITY VIP CONTRAFUND PORTFOLIO
2006	1,858	$18.92	to	$20.95	$35,129	0.00%	to	1.25%	10.32%	to	11.73%
2005	1,827	$17.15	to	$18.75	$31,238	0.00%	to	1.25%	15.49%	to	16.97%
2004	1,565	$10.90	to	$16.03	$23,369	0.00%	to	1.25%	8.96%	to	15.48%
2003	1,410	$9.57	to	$13.88	$18,460	0.00%	to	1.25%	26.87%	to	28.47%
FIDELITY VIP GROWTH PORTFOLIO
2006	4,817	$24.22	to	$13.31	$96,538	0.00%	to	1.25%	5.53%	to	6.82%
2005	5,429	$22.95	to	$12.46	$103,737	0.00%	to	1.25%	4.51%	to	5.77%
2004	5,955	$6.86	to	$21.96	$113,457	0.00%	to	1.25%	2.10%	to	8.24%
2003	6,248	$6.67	to	$21.51	$117,336	0.00%	to	1.25%	31.21%	to	32.85%
FRANKLIN SMALL-MID CAP GROWTH FUND
2006	14	$8.41	to	$18.96	$115	0.00%	to	0.75%	6.73%	to	7.54%
2005	20	$7.88	to	$17.63	$157	0.00%	to	0.75%	9.75%	to	10.53%
2004	15	$7.18	to	$15.95	$106	0.00%	to	0.75%	12.20%	to	13.04%
2003	38	$6.40	to	$14.11	$246	0.00%	to	0.75%	36.65%	to	41.08%
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
2006	141	$15.22	to	$17.70	$2,036	0.00%	to	0.95%	17.08%	to	18.16%
2005	178	$13.00	to	$14.98	$2,181	0.00%	to	0.95%	4.84%	to	5.87%
2004	282	$10.55	to	$14.15	$3,280	0.00%	to	0.95%	3.79%	to	4.78%

2003	405	$10.15	to	$13.50	$4,531	0.00%	to	0.95%	22.82%	to	35.02%

JANUS FUND
2006	14	$6.95	to	$16.15	$95	0.00%	to	0.75%	9.79%	to	10.54%
2005	18	$6.33	to	$14.61	$114	0.00%	to	0.75%	3.09%	to	3.99%
2004	23	$6.14	to	$14.05	$141	0.00%	to	0.75%	3.91%	to	4.69%
2003	23	$5.91	to	$13.42	$133	0.00%	to	0.75%	30.73%	to	34.19%
JANUS TWENTY FUND
2006	918	$6.67	to	$7.24	$6,380	0.00%	to	1.25%	10.98%	to	12.25%
2005	1,105	$6.01	to	$6.45	$6,919	0.00%	to	1.25%	8.09%	to	9.32%
2004	1,396	$5.56	to	$13.62	$7,831	0.00%	to	1.25%	12.69%	to	23.89%
2003	1,486	$4.55	to	$11.02	$6,788	0.00%	to	1.25%	23.76%	to	25.31%
JANUS WORLDWIDE FUND
2006	419	$6.89	to	$7.48	$3,014	0.00%	to	1.25%	16.39%	to	17.80%
2005	559	$5.92	to	$6.35	$3,417	0.00%	to	1.25%	4.59%	to	5.83%
2004	740	$5.66	to	$12.07	$4,227	0.00%	to	1.25%	4.23%	to	11.28%
2003	916	$5.43	to	$11.46	$5,001	0.00%	to	1.25%	22.70%	to	24.24%
JENSEN PORTFOLIO
2006	169	$11.60	to	$11.96	$1,979	0.00%	to	1.25%	12.29%	to	13.69%
2005	140	$10.33	to	$10.52	$1,450	0.00%	to	1.25%	(2.82)%	to	(1.59)%
2004	91	$10.63	to	$10.82	$968	0.00%	to	1.25%	6.34%	to	8.20%
LEGG MASON VALUE TRUST
2006	652	$14.73	to	$15.61	$9,624	0.00%	to	1.25%	5.21%	to	6.55%
2005	743	$14.00	to	$14.65	$10,413	0.00%	to	1.25%	4.71%	to	6.01%
2004	708	$11.50	to	$13.82	$9,488	0.00%	to	1.25%	11.31%	to	15.00%
2003	476	$11.64	to	$12.26	$5,728	0.00%	to	1.25%	42.70%	to	44.21%
MAINSTAY SMALL CAP OPPORTUNITY FUND
2006	24	$11.27	to	$11.32	$273	0.00%	to	1.25%	12.70%	to	13.20%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO

2006	5,952	$17.86	to	$19.44	$114,056	0.00%	to	1.25%	14.12%	to	15.51%
2005	5,227	$15.65	to	$16.83	$86,846	0.00%	to	1.25%	7.41%	to	8.79%
2004	5,312	$11.19	to	$15.47	$81,359	0.00%	to	1.25%	11.88%	to	16.89%
2003	4,432	$9.75	to	$13.23	$58,272	0.00%	to	1.25%	28.95%	to	30.57%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2006	2,049	$40.17	to	$25.35	$66,688	0.00%	to	1.25%	9.93%	to	11.33%
2005	2,308	$36.54	to	$22.77	$68,930	0.00%	to	1.25%	2.12%	to	3.41%
2004	2,407	$10.94	to	$35.78	$75,029	0.00%	to	1.25%	9.42%	to	12.28%
2003	2,492	$11.43	to	$32.27	$71,518	0.00%	to	1.25%	27.97%	to	29.58%

MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2006	2,541	$37.69	to	$24.87	$66,695	0.00%	to	1.25%	11.15%	to	12.53%
2005	2,697	$33.91	to	$22.10	$63,650	0.00%	to	1.25%	(1.71)%	to	(0.50)%
2004	2,471	$10.94	to	$34.50	$60,866	0.00%	to	1.25%	9.43%	to	22.17%
2003	1,937	$11.73	to	$28.60	$39,756	0.00%	to	1.25%	27.64%	to	29.24%
MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO
2006	2,301	$28.18	to	$21.60	$60,200	0.00%	to	1.25%	34.19%	to	35.85%
2005	2,196	$21.00	to	$15.90	$43,133	0.00%	to	1.25%	15.26%	to	16.74%
2004	2,307	$11.41	to	$18.22	$39,804	0.00%	to	1.25%	14.12%	to	18.86%
2003	2,383	$9.87	to	$15.52	$35,230	0.00%	to	1.25%	33.67%	to	35.35%
MAXIM BOND INDEX PORTFOLIO
2006	912	$13.55	to	$14.84	$11,943	0.00%	to	1.25%	2.50%	to	3.78%
2005	899	$13.22	to	$14.30	$11,588	0.00%	to	1.25%	0.84%	to	2.07%
2004	825	$10.06	to	$14.01	$10,908	0.00%	to	1.25%	0.58%	to	3.28%
2003	794	$9.89	to	$13.56	$10,270	0.00%	to	1.25%	1.79%	to	3.07%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2006	2,521	$15.13	to	$16.38	$40,634	0.00%	to	1.25%	6.40%	to	7.76%

2005	2,395	$14.22	to	$15.20	$35,848	0.00%	to	1.25%	2.97%	to	4.25%
2004	2,510	$10.41	to	$14.58	$36,199	0.00%	to	1.25%	4.10%	to	6.92%
2003	2,286	$10.40	to	$13.68	$30,915	0.00%	to	1.25%	9.95%	to	11.33%
MAXIM INDEX 600 PORTFOLIO
2006	934	$32.27	to	$21.64	$24,779	0.00%	to	1.25%	13.15%	to	14.56%
2005	968	$28.52	to	$18.89	$22,973	0.00%	to	1.25%	5.71%	to	7.09%
2004	916	$11.27	to	$26.98	$22,261	0.00%	to	1.25%	12.67%	to	21.78%
2003	908	$12.18	to	$22.43	$18,382	0.00%	to	1.25%	36.41%	to	38.12%
MAXIM INVESCO ADR PORTFOLIO
2006	692	$25.48	to	$16.86	$14,563	0.00%	to	1.25%	22.32%	to	23.88%
2005	739	$20.83	to	$13.61	$12,465	0.00%	to	1.25%	9.92%	to	11.28%
2004	765	$10.75	to	$18.95	$12,160	0.00%	to	1.25%	13.93%	to	19.64%
2003	751	$9.05	to	$16.04	$10,103	0.00%	to	1.25%	29.68%	to	31.31%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2006	2,741	$28.99	to	$21.39	$62,512	0.00%	to	1.25%	9.69%	to	11.12%
2005	2,490	$26.43	to	$19.25	$51,935	0.00%	to	1.25%	2.44%	to	3.72%
2004	1,759	$10.56	to	$25.80	$38,199	0.00%	to	1.25%	5.58%	to	10.98%
2003	1,625	$10.87	to	$23.54	$33,005	0.00%	to	1.25%	28.49%	to	30.10%
MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
2006	573	$21.61	to	$23.69	$12,377	0.00%	to	1.25%	16.56%	to	18.04%
2005	567	$18.54	to	$20.07	$10,521	0.00%	to	1.25%	4.75%	to	6.08%
2004	544	$11.22	to	$18.92	$9,771	0.00%	to	1.25%	12.15%	to	22.16%
2003	469	$11.95	to	$15.49	$6,953	0.00%	to	1.25%	32.62%	to	34.28%

MAXIM MODERATE PROFILE I PORTFOLIO
2006	15,164	$16.55	to	$18.11	$267,691	0.00%	to	1.25%	10.63%	to	12.00%
2005	13,814	$14.96	to	$16.17	$218,323	0.00%	to	1.25%	4.91%	to	6.24%
2004	13,270	$10.77	to	$15.22	$198,853	0.00%	to	1.25%	7.65%	to	11.34%
2003	9,249	$10.54	to	$13.67	$124,944	0.00%	to	1.25%	18.70%	to	20.19%

MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2006	13,730	$17.51	to	$18.97	$256,008	0.00%	to	1.25%	12.39%	to	13.80%
2005	12,050	$15.58	to	$16.67	$198,094	0.00%	to	1.25%	6.28%	to	7.62%
2004	12,116	$10.95	to	$15.49	$185,976	0.00%	to	1.25%	9.49%	to	13.38%
2003	9,720	$10.06	to	$13.68	$132,034	0.00%	to	1.25%	22.42%	to	23.96%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2006	3,523	$15.13	to	$16.58	$57,203	0.00%	to	1.25%	8.54%	to	9.95%
2005	3,246	$13.94	to	$15.08	$48,071	0.00%	to	1.25%	4.65%	to	5.90%
2004	3,341	$10.61	to	$14.24	$46,926	0.00%	to	1.25%	6.14%	to	9.66%
2003	2,796	$10.73	to	$12.98	$35,912	0.00%	to	1.25%	15.05%	to	16.49%
MAXIM MONEY MARKET PORTFOLIO
2006	6,686	$21.98	to	$13.13	$116,111	0.00%	to	1.25%	3.29%	to	4.54%
2005	5,882	$21.28	to	$12.56	$99,336	0.00%	to	1.25%	1.48%	to	2.70%
2004	6,878	$10.01	to	$20.97	$116,003	0.00%	to	1.25%	(0.31)%	to	0.94%
2003	9,205	$10.02	to	$21.04	$157,820	0.00%	to	1.25%	(0.52)%	to	0.73%
MAXIM STOCK INDEX PORTFOLIO
2006	8,626	$84.74	to	$14.44	$354,697	0.00%	to	1.25%	13.26%	to	14.60%
2005	9,817	$74.82	to	$12.60	$358,832	0.00%	to	1.25%	3.73%	to	5.09%
2004	10,706	$8.78	to	$72.13	$397,135	0.00%	to	1.25%	9.09%	to	10.74%
2003	11,826	$7.98	to	$65.95	$403,028	0.00%	to	1.25%	26.82%	to	28.41%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2006	3,486	$35.04	to	$18.80	$102,640	0.00%	to	1.25%	17.62%	to	19.14%
2005	3,770	$29.79	to	$15.78	$96,131	0.00%	to	1.25%	2.83%	to	4.09%
2004	3,874	$10.90	to	$28.97	$99,412	0.00%	to	1.25%	9.02%	to	15.03%
2003	3,870	$11.14	to	$25.50	$87,815	0.00%	to	1.25%	24.08%	to	25.64%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2006	3,946	$23.04	to	$25.12	$95,265	0.00%	to	1.25%	5.40%	to	6.71%

2005	3,795	$21.86	to	$23.54	$86,404	0.00%	to	1.25%	12.74%	to	14.16%
2004	3,560	$11.20	to	$20.62	$72,018	0.00%	to	1.25%	12.05%	to	18.09%
2003	3,051	$10.68	to	$17.46	$52,481	0.00%	to	1.25%	36.11%	to	37.82%
MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO
2006	1,406	$25.36	to	$1.40	$29,284	0.00%	to	1.25%	1.40%	to	2.66%
2005	1,763	$25.01	to	$13.52	$36,506	0.00%	to	1.25%	3.30%	to	4.56%
2004	2,066	$6.83	to	$24.21	$42,617	0.00%	to	1.25%	4.68%	to	13.94%
2003	2,294	$6.49	to	$23.13	$45,659	0.00%	to	1.25%	29.33%	to	30.95%

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2006	2,231	$19.19	to	$15.46	$38,913	0.00%	to	1.25%	3.06%	to	4.39%
2005	2,434	$18.62	to	$14.81	$41,573	0.00%	to	1.25%	0.92%	to	2.14%
2004	2,579	$10.06	to	$18.45	$44,939	0.00%	to	1.25%	0.61%	to	3.90%
2003	2,943	$10.01	to	$17.98	$49,877	0.00%	to	1.25%	1.30%	to	2.57%
MFS STRATEGIC GROWTH FUND
2006	26	$11.01	to	$11.67	$287	0.00%	to	1.25%	4.86%	to	6.28%
2005	34	$10.50	to	$10.98	$362	0.00%	to	1.25%	0.10%	to	1.29%
2004	43	$10.49	to	$11.66	$458	0.00%	to	1.25%	5.22%	to	11.33%
2003	38	$9.97	to	$10.97	$380	0.00%	to	1.25%	25.69%	to	27.27%
OPPENHEIMER CAPITAL APPRECIATION FUND
2006	271	$11.59	to	$12.29	$3,190	0.00%	to	1.25%	6.23%	to	7.52%
2005	293	$10.91	to	$11.43	$3,225	0.00%	to	1.25%	3.31%	to	4.67%
2004	274	$10.56	to	$12.01	$2,906	0.00%	to	1.25%	5.14%	to	8.17%
2003	144	$10.04	to	$11.31	$1,445	0.00%	to	1.25%	27.85%	to	29.57%
OPPENHEIMER GLOBAL FUND
2006	637	$15.67	to	$16.15	$10,022	0.00%	to	1.25%	15.99%	to	17.37%
2005	498	$13.51	to	$13.76	$6,725	0.00%	to	1.25%	12.40%	to	13.81%
2004	207	$11.59	to	$12.09	$2,493	0.00%	to	1.25%	15.86%	to	20.88%

PIMCO TOTAL RETURN FUND
2006	857	$11.91	to	$12.62	$10,196	0.00%	to	1.25%	2.41%	to	3.70%
2005	901	$11.63	to	$12.17	$10,473	0.00%	to	1.25%	1.39%	to	2.70%
2004	809	$10.11	to	$11.85	$9,308	0.00%	to	1.25%	1.09%	to	4.88%
2003	655	$9.94	to	$11.30	$7,256	0.00%	to	1.25%	3.90%	to	5.34%
PIONEER EQUITY INCOME VCT PORTFOLIO II
2006	164	$14.54	to	$15.95	$2,424	0.00%	to	1.25%	20.66%	to	22.13%
2005	164	$12.05	to	$13.06	$2,000	0.00%	to	1.25%	4.24%	to	5.49%
2004	119	$10.84	to	$12.85	$1,393	0.00%	to	1.25%	8.35%	to	16.04%
2003	96	$10.09	to	$11.10	$978	0.00%	to	1.25%	20.76%	to	22.28%
RS DIVERSIFIED GROWTH FUND
2006	38	$11.87	to	$12.24	$455	0.00%	to	1.25%	6.65%	to	8.03%
2005	59	$11.13	to	$11.33	$657	0.00%	to	1.25%	(2.79)%	to	(1.56)%
2004	70	$11.31	to	$11.51	$800	0.00%	to	1.25%	13.10%	to	15.12%
2003	1,058	$4.63	to	$12.16	$4,970	0.00%	to	1.25%	44.92%	to	46.74%
RS EMERGING GROWTH FUND
2006	445	$5.66	to	$6.14	$2,616	0.00%	to	1.25%	8.22%	to	9.45%
2005	580	$5.23	to	$5.61	$3,182	0.00%	to	1.25%	(0.57)%	to	0.72%
2004	905	$5.26	to	$13.97	$4,798	0.00%	to	1.25%	13.74%	to	16.53%

STI CLASSIC SMALL CAP GROWTH STOCK FUND
2006	497	$11.94	to	$12.19	$5,948	0.00%	to	1.25%	0.25%	to	1.50%
2005	167	$11.91	to	$12.01	$1,990	0.00%	to	1.25%	19.10%	to	20.10%
VAN KAMPEN COMSTOCK FUND
2006	73	$11.10	to	$11.15	$815	0.00%	to	1.25%	11.00%	to	11.50%

	AIM DYNAMICS FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$3.82	$3.77	$3.76	$3.75	$3.73	$3.70
Number of Units Outstanding	7,398	21,751	-	53,272	118,493	597,242
Net Assets (000's)	$28	$82	$-	$200	442	2,211
Total Return	(33.10%)	(33.39%)	(33.57%)	(33.51%)	$(33.75%)	$(33.93%)

	AIM LARGE CAP GROWTH FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$4.88	$4.81	$4.80	$4.79	$4.76	$4.73
Number of Units Outstanding	2,575	23,175	-	17,313	81,240	292,297
Net Assets (000's)	$13	$112	$-	$83	$387	$1,381
Total Return	(26.40%)	(26.90%)	(26.94%)	(26.98%)	(27.22%)	(27.34%)

	AIM SMALL CAP GROWTH FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$7.48	$7.45	$7.45	$7.44	$7.43	$7.42
Number of Units Outstanding	263	2,247	-	2,324	1,727	12,201
Net Assets (000's)	$2	$17	$-	$17	$13	$90
Total Return	(25.20%)	(25.50%)	(25.50%)	(25.60%)	(25.70%)	(25.80%)

	ALGER AMERICAN BALANCED PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$9.53	$9.37	$8.02	$9.31	$9.25	$9.15
Number of Units Outstanding	347	6,592	-	30,271	135,584	601,451
Net Assets (000's)	$3	$62	-	$282	$1,254	$5,505
Total Return	(12.33%)	(12.76%)	(12.83%)	(12.91%)	(13.06%)	(13.43%)

	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.80	$8.64	$6.39	$8.58	$8.52	$8.44
Number of Units Outstanding	1,755	30,204	-	64,663	203,757	813,721
Net Assets (000's)	$15	$261	$-	$555	$1,737	$6,869
Total Return	(29.54%)	(29.93%)	(29.93%)	(30.07%)	(30.22%)	(30.42%)

						(Continued)

	AMERICAN CENTURY EQUITY INCOME FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$12.59	$12.42	$12.39	$12.35	$12.29	$12.20
Number of Units Outstanding	4,757	13,045	-	18,110	67,208	170,066
Net Assets (000's)	$60	$162	$-	$224	$826	$2,074
Total Return	(4.98%)	(5.48%)	(5.56%)	(5.73%)	(5.90%)	(6.15%)

	AMERICAN CENTURY INCOME & GROWTH FUND

Expenses as a % of net assets	0.75

2002
Ending Unit Value	$6.88
Number of Units Outstanding	22,142
Net Assets (000's)	$152
Total Return	(19.91%)

	ARTISAN INTERNATIONAL FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$5.83	$5.74	$5.73	$5.71	$5.69	$5.64
Number of Units Outstanding	244	7,588	-	33,286	58,883	294,453
Net Assets (000's)	$1	$44	$-	$190	$335	$1,661
Total Return	(18.80%)	(19.38%)	(19.41%)	(19.58%)	(19.63%)	(19.89%)

	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES

Expenses as a % of net assets	0.75

2002
Ending Unit Value	$9.28
Number of Units Outstanding	10,794

Net Assets (000's)	$100
Total Return	(12.37%)

		(Continued)

	FEDERATED CAPITAL APPRECIATION FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.19	$8.16	$8.15	$8.15	$8.14	$8.12
Number of Units Outstanding	14,740	3,191	-	8,831	21,813	92,533
Net Assets (000's)	$121	$26	$-	$72	$178	$751
Total Return	(18.10%)	(18.40%)	(18.50%)	(18.50%)	(18.60%)	(18.80%)

	FIDELITY VIP CONTRAFUND PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$10.81	$10.56	$7.50	$10.48	$10.39	$10.26
Number of Units Outstanding	1,165	37,904	134	70,602	250,602	894,447
Net Assets (000's)	$13	$400	$1	$740	$2,604	$9,179
Total Return	(9.31%)	(9.90%)	(9.96%)	(9.97%)	(10.20%)	(10.47%)

	FIDELITY VIP GROWTH PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.58	$11.73	$5.06	$10.23	$12.51	$16.40
Number of Units Outstanding	64,250	274,724	3,307	948,538	1,155,035	3,686,022
Net Assets (000's)	$551	$3,223	$17	$9,705	$14,454	$60,433
Total Return	(30.07%)	(30.51%)	(30.49%)	(30.64%)	(30.81%)	(30.95%)

	FRANKLIN SMALL-MID CAP GROWTH FUND

Expenses as a % of net assets	0.75

2002
Ending Unit Value	$4.69
Number of Units Outstanding	14,465
Net Assets (000's)	$68
Total Return	(30.00%)

	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO		JANUS FUND

Expenses as a % of net assets	0.75	0.95	0.75

2002

Ending Unit Value	$8.25	$9.72	$4.52
Number of Units Outstanding	185,722	219,839	60,777
Net Assets (000's)	$1,531	$2,138	$275
Total Return	(26.01%)	(26.25%)	(28.03%)

				(Continued)

	JANUS TWENTY FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$3.80	$3.74	$3.73	$3.72	$3.70	$3.67
Number of Units Outstanding	46,538	31,903	-	50,147	274,501	947,397
Net Assets (000's)	$177	$119	$-	$187	$1,016	$3,480
Total Return	(24.00%)	(24.44%)	(24.49%)	(24.54%)	(24.80%)	(25.10%)

	JANUS WORLDWIDE FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$4.57	$4.51	$4.50	$4.49	$4.46	$4.43
Number of Units Outstanding	7,008	39,683	-	40,551	192,992	622,139
Net Assets (000's)	$32	$179	$-	$182	$861	$2,755
Total Return	(26.05%)	(26.43%)	(26.47%)	(26.51%)	(26.77%)	(26.90%)

	LEGG MASON VALUE TRUST

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.50	$8.45	$8.45	$8.44	$8.43	$8.42
Number of Units Outstanding	9	7,293	-	1,801	24,425	95,682
Net Assets (000's)	$-	$62	$-	$15	$206	$805
Total Return	(15.00%)	(15.50%)	(15.50%)	(15.60%)	(15.70%)	(15.80%)

	MAXIM AGGRESSIVE PROFILE I PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$10.13	$10.16	$7.51	$10.05	$9.95	$9.79
Number of Units Outstanding	2,695,952	47,183	176	165,055	166,720	354,765
Net Assets (000's)	$27,323	$480	$1	$1,659	$1,659	$3,472
Total Return	(17.64%)	(18.13%)	(18.19%)	(18.23%)	(18.38%)	(18.62%)

	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$15.14	$18.34	$12.49	$17.78	$19.42	$25.21

Number of Units Outstanding	39,766	100,994	545	361,232	544,665	1,499,517
Net Assets (000's)	$602	$1,853	$7	$6,424	$10,580	$37,809
Total Return	(10.73%)	(11.27%)	(11.36%)	(11.45%)	(11.65%)	(11.88%)

						(Continued)

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$14.06	$17.32	$13.43	$15.93	$20.71	$22.41
Number of Units Outstanding	1,040,392	27,796	1,413	63,011	95,309	306,805
Net Assets (000's)	$14,632	$482	$19	$1,004	$1,973	$6,874
Total Return	(6.33%)	(6.83%)	(6.87%)	(7.01%)	(7.13%)	(7.43%)

	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.47	$9.09	$7.34	$8.35	$10.88	$11.61
Number of Units Outstanding	43,311	70,258	1,571	191,097	478,007	1,610,792
Net Assets (000's)	$367	$638	$12	$1,596	$5,201	$18,704
Total Return	(18.01%)	(18.40%)	(18.53%)	(18.70%)	(18.81%)	(19.04%)

	MAXIM BOND INDEX PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$13.16	$12.92	$12.83	$12.84	$12.75	$12.63
Number of Units Outstanding	4,277	8,651	-	32,896	156,718	547,548
Net Assets (000's)	$56	$112	$-	$422	$1,999	$6,915
Total Return	9.67%	9.12%	9.01%	8.91%	8.60%	8.32%

	MAXIM CONSERVATIVE PROFILE I PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$12.25	$12.35	$10.57	$12.23	$12.17	$11.90
Number of Units Outstanding	1,317,240	5,105	-	214,143	60,105	354,326
Net Assets (000's)	$16,139	$63	$-	$2,618	$731	$4,217
Total Return	(0.73%)	(1.28%)	(1.31%)	(1.37%)	(1.62%)	(1.90%)

	MAXIM INDEX 600 PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$10.49	$12.74	$9.45	$11.68	$14.82	$16.44
Number of Units Outstanding	10,490	34,243	841	195,732	185,217	457,599
Net Assets (000's)	$110	$436	$8	$2,285	$2,745	$7,525

Total Return	(15.20%)	(15.68%)	(15.78%)	(15.85%)	(16.03%)	(16.29%)

(Continued)

	MAXIM INVESCO ADR PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$7.79	$9.58	$6.94	$8.52	$11.70	$12.37
Number of Units Outstanding	13,152	52,686	1,331	323,340	84,497	276,630
Net Assets (000's)	$102	$505	$9	$2,755	$988	$3,422
Total Return	(13.15%)	(13.69%)	(13.68%)	(13.77%)	(13.97%)	(14.22%)

	MAXIM LOOMIS SAYLES BOND PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$12.85	$14.10	$11.67	$13.13	$15.50	$18.32
Number of Units Outstanding	163,556	26,821	212	206,726	159,601	758,868
Net Assets (000's)	$2,102	$378	$2	$2,715	$2,474	$13,903
Total Return	11.06%	10.50%	10.41%	10.24%	10.01%	9.70%

	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$11.53	$11.48	$10.93	$11.36	$11.24	$11.06
Number of Units Outstanding	4,194	12,585	128	66,711	80,248	258,142
Net Assets (000's)	$48	$144	$1	$758	$902	$2,856
Total Return	(14.53%)	(14.96%)	(15.07%)	(15.16%)	(15.30%)	(15.57%)

	MAXIM MODERATE PROFILE I PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$11.37	$11.34	$8.83	$11.22	$11.09	$10.92
Number of Units Outstanding	4,015,222	23,568	-	488,310	385,603	554,920
Net Assets (000's)	$45,654	$267	$-	$5,480	$4,275	$6,062
Total Return	(8.53%)	(9.06%)	(9.06%)	(9.22%)	(9.40%)	(9.68%)

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$11.02	$11.10	$8.17	$10.98	$10.86	$10.69
Number of Units Outstanding	5,784,543	36,264	61	406,095	394,948	750,901
Net Assets (000's)	$63,753	$402	$-	$4,459	$4,289	$8,032
Total Return	(12.05%)	(12.53%)	(12.53%)	(12.72%)	(12.84%)	(13.16%)

						(Continued)

	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$11.14	$11.08	$9.45	$10.98	$10.81	$10.69
Number of Units Outstanding	1,399,483	17,425	-	309,067	114,087	281,887
Net Assets (000's)	$15,597	$193	$-	$3,394	$1,233	$3,014
Total Return	(5.35%)	(5.86%)	(5.88%)	(5.99%)	(6.24%)	(6.47%)

	MAXIM MONEY MARKET PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$12.02	$12.53	$10.75	$12.15	$12.77	$21.15
Number of Units Outstanding	28,216	536,548	417	1,219,314	549,783	2,925,023
Net Assets (000's)	$339	$6,721	$4	$15,208	$7,020	$61,863
Total Return	1.35%	0.89%	0.94%	0.66%	0.39%	0.14%

	MAXIM STOCK INDEX PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.43	$12.33	$6.26	$10.16	$14.96	$52.09
Number of Units Outstanding	480,385	785,241	4,001	3,503,273	3,308,532	4,641,310

Net Assets (000's)	$4,051	$9,680	$25	$35,605	$49,509	$241,771
Total Return	(21.94%)	(22.36%)	(22.43%)	(22.56%)	(22.65%)	(22.78%)

	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$10.49	$14.01	$9.53	$12.06	$16.87	$20.55
Number of Units Outstanding	71,756	144,671	1,534	616,083	521,917	2,520,189
Net Assets (000's)	$753	$2,026	$15	$7,428	$8,805	$51,828
Total Return	(13.02%)	(13.52%)	(13.60%)	(13.67%)	(13.88%)	(14.16%)

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$12.67	$12.68	$7.80	$12.54	$12.41	$12.21
Number of Units Outstanding	1,468,272	26,316	615	101,535	164,759	616,727
Net Assets (000's)	$18,601	$334	$5	$1,274	$2,045	$7,532
Total Return	(21.98%)	(22.40%)	(22.54%)	(22.59%)	(22.73%)	(22.97%)

						(Continued)

MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$9.31	$11.39	$4.99	$10.62	$15.04	$17.88
Number of Units Outstanding	36,329	127,029	3,820	428,582	464,900	1,234,858
Net Assets (000's)	$338	$1,447	$19	$4,551	$6,992	$22,086
Total Return	(30.99%)	(31.34%)	(31.36%)	(31.48%)	(31.61%)	(31.83%)

	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$13.60	$14.45	$12.75	$14.10	$14.98	$17.75
Number of Units Outstanding	62,801	50,914	357	357,996	487,376	2,293,017
Net Assets (000's)	$854	$736	$5	$5,048	$7,299	$40,707
Total Return	9.77%	9.22%	9.07%	8.96%	8.79%	8.43%

	MFS STRATEGIC GROWTH FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.00	$7.97	$7.96	$7.96	$7.95	$7.93
Number of Units Outstanding	104	2,902	-	1,105	3,407	16,125
Net Assets (000's)	$1	$23	$-	$9	$27	$128

Total Return	(20.00%)	(20.30%)	(20.40%)	(20.40%)	(20.50%)	(20.70%)

	OPPENHEIMER CAPITAL APPRECIATION FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$7.91	$7.89	$7.88	$7.88	$7.87	$7.85
Number of Units Outstanding	1	776	-	2,436	2,764	45,222
Net Assets (000's)	$-	$6	$-	$19	$22	$355
Total Return	(20.90%)	(21.10%)	(21.20%)	(21.20%)	(21.30%)	(21.50%)

	PIMCO TOTAL RETURN FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$10.73	$10.69	$10.69	$10.68	$10.67	$10.66
Number of Units Outstanding	224	12,051	-	13,490	48,750	298,172
Net Assets (000's)	$2	$129	$-	$144	$520	$3,178
Total Return	7.30%	6.90%	6.90%	6.80%	6.70%	6.60%

						(Continued)

PIONEER EQUITY INCOME VCT PORTFOLIO II

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$8.72	$8.55	$8.62	$8.47	$8.44	$8.36
Number of Units Outstanding	134	311	-	9,593	21,354	39,372
Net Assets (000's)	$1	$3	$-	$81	$180	$329
Total Return	(16.23%)	(16.59%)	(16.63%)	(16.63%)	(16.85%)	(17.06%)

	RS EMERGING GROWTH FUND

Expenses as a % of net assets	0.00	0.55	0.65	0.75	0.95	1.25

2002
Ending Unit Value	$3.30	$3.25	$3.24	$3.24	$3.22	$3.19
Number of Units Outstanding	5,320	38,037	-	20,154	114,711	537,797
Net Assets (000's)	$18	$124	$-	$65	$369	$1,717
Total Return	(40.11%)	(40.59%)	(40.66%)	(40.55%)	(40.70%)	(41.04%)

						(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.	ORGANIZATION

The FutureFunds Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Contracts in the Payout Phase

Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	Purchases	Sales

AIM Dynamics Fund	$89,640	$428,477
AIM Large Cap Growth Fund	27,115	245,949
AIM Small Cap Growth Fund	105,871	584,427
Alger American Balanced Portfolio	497,431	1,425,215
Alger American Midcap Growth Portfolio	4,226,257	3,784,659
American Century Equity Income Fund	4,869,788	1,319,088
American Century Income & Growth Fund	133,691	36,007
American Funds Growth Fund of America	2,196,440	5,752
Artisan International Fund	6,006,057	2,105,462
Columbia Asset Allocation Fund Variable Series	37,722	2,513
Davis New York Venture Fund	1,956,869	39,033
Federated Capital Appreciation Fund	1,679,695	1,030,278
Fidelity VIP Contrafund Portfolio	8,031,727	4,617,698
Fidelity VIP Growth Portfolio	1,644,341	14,926,893
Franklin Small-Mid Cap Growth Fund	156,300	206,390
Janus Aspen Worldwide Growth Portfolio	238,339	706,031
Janus Fund	4,805	33,475
Janus Twenty Fund	39,772	1,271,147
Janus Worldwide Fund	49,503	896,288
Jensen Portfolio	831,202	505,345
Legg Mason Value Trust	1,963,351	3,339,456
Mainstay Small Cap Opportunity Fund	328,030	74,522
Maxim Aggressive Profile I Portfolio	28,557,981	2,894,179
Maxim Ariel Midcap Value Portfolio	3,806,649	9,927,697

Maxim Ariel Small-Cap Value Portfolio	10,036,342	9,191,289
Maxim Bernstein International Equity Portfolio	16,001,707	5,369,840
Maxim Bond Index Portfolio	2,557,505	2,113,117
Maxim Conservative Profile I Portfolio	8,328,298	3,825,879
Maxim Growth Index Portfolio	777,941	17,982,614
Maxim Index 600 Portfolio	4,841,631	4,019,278
Maxim INVESCO ADR Portfolio	5,001,714	3,520,369
Maxim Loomis Sayles Bond Portfolio	12,114,622	4,353,986
Maxim Loomis Sayles Small-Cap Value Portfolio	3,764,061	2,541,004
Maxim Moderate Profile I Portfolio	53,370,614	6,845,625
Maxim Moderately Aggressive Profile I Portfolio	62,408,718	3,688,230
Maxim Moderately Conservative Profile I Portfolio	12,516,981	3,435,753
Maxim Money Market Portfolio	39,032,578	22,092,630
Maxim Stock Index Portfolio	29,115,473	53,466,483
Maxim T. Rowe Price Equity/Income Portfolio	7,581,466	12,321,954
Maxim T. Rowe Price Midcap Growth Portfolio	17,808,664	7,081,101
Maxim Trusco Small-Cap Growth Portfolio	6,793	8,272,260
Maxim U.S. Government Securities Portfolio	3,595,093	5,983,024
Maxim Value Index Portfolio	730,271	9,666,489
MFS Strategic Growth Fund	2,151	95,955
Oppenheimer Capital Appreciation Fund	786,031	1,047,638
Oppenheimer Global Fund	4,313,284	1,744,844
PIMCO Total Return Fund	2,722,587	2,882,957
Pioneer Equity Income VCT Portfolio II	925,285	843,640
RS Diversified Growth Fund	4	238,490
RS Emerging Growth Fund	324	817,108
STI Classic Small Cap Growth Stock Fund	5,935,388	1,542,578
Van Kampen Comstock Fund	842,781	45,159

Total	$372,596,883	$245,435,275
4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charge

The Company deducts from each participant's account, a $30 annual maintenance charge on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and is prorated for the portion of the year remaining.

Charges Incurred for Total or Partial Surrenders

The Company deducts charges for total or partial surrenders of a contract in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Account.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed daily, from the net asset value of the Series Account investments equal to an annual rate from 0.00% to 1.25% depending on the size of the contract. This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change.

Related Party Transactions

GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	ACCUMULATION UNIT VALUES

A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the years ended December 31, 2006, 2005, 2004 and 2003 is included on the following page. For the year ended December 31, 2002, ending unit values, the number of units outstanding, net assets and total return are shown separately for each expense band of each investment division.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized. As the total return for the years ended December 31, 2006, 2005, 2004 and 2003 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The consolidated financial statements of GWL&A as of December 31, 2005 and 2006 and each of the three years in the period ended December 31, 2006, as well as the financial statements of the Series Account for the years ended December 31, 2005 and 2006 are contained in Part B.

(b)	Exhibits

(1) Copy of resolution of the Board of Directors is incorporated by reference to Registrant’s Post Effective Amendment No. 32 to Form N-4 registration statement filed on April 25, 2002 (File No. 2-89550).

(2) Not applicable.

(3) Underwriting Agreement between Depositor and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post Effective Amendment No. 23 to Form N-4 registration statement filed on May 1, 1997 (File No. 2–89550).

(4) Form of each Variable Annuity Contract and riders are incorporated by reference to Registrant's Post-Effective Amendment No. 30 to Form N-4 registration statement filed on October 30, 2000 (File No. 2-89550).

(5) Forms of Application are incorporated by reference to Registrant's Post-Effective Amendment No. 30 to Form N-4 registration statement filed on October 30, 2000 (File No. 2-89550).

(6) Copies of Articles of Incorporation of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the registration statement filed by Variable Annuity-1 Series Account on Form N-4 on October 30, 1996, (File No. 811-07549). Amended and Restated Bylaws of the Depositor are filed herewith.

(7) Not applicable.

(8)(a) Form of Participation Agreement between Registrant and Maxim Series Fund; Form of Fund Participation Agreement for Unaffiliated Insurance Products Funds; and, Form of Fund Participation Agreement for Retail Funds are incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Form N-4 registration statement filed on October 30, 2000 (File No. 2-89550).

(8)(b) Form of Shareholder Information Agreement with Eligible Funds is filed herewith.

(9) Opinion of Counsel is Registrant’s Post-Effective Amendment No. 31 to the registration statement filed on April 30, 2001 (File No. 2-89550).

(10)	(a)	Written Consent of Jorden Burt LLP are filed herewith.

(b)	Written Consent of Deloitte & Touche LLP are filed herewith.

(11) Not applicable.

(12) Not applicable.

(13) Powers of Attorney for Messrs. Balog, Bernbach, Dachow, A. Desmarais, P. Desmarais, Jr., Gratton, Kavanagh, Louvel, McCallum, Nickerson, Nield, Plessis-Bélair and Walsh are filed herewith.

Item 25.	Directors and Officers of the Depositor
Positions and Offices
Name	Principal Business Address	with Depositor

James Balog	2205 North Southwinds Boulevard, Apt. 307	Director
Vero Beach, Florida 32963

John L. Bernbach	32 East 57th Street, 10th Floor	Director
New York, New York 10022

Orest T. Dackow	(3)	Director

André Desmarais	(4)	Director

Paul Desmarais, Jr.	(4)	Director

Robert Gratton	(5)	Chairman

Kevin P. Kavanagh, C.M.	(1)	Director

Alain Louvel	115 Central Park West, Apt. 18C	Director
New York, New York 10023

William Mackness	696 Whitehaven Crescent	Director
London, Ontario N6G 4V4

William T. McCallum	(6)	Vice-Chairman

Raymond L. McFeetors	(3)	Director, President and
Chief Executive Officer

Jerry E.A. Nickerson	H.B. Nickerson & Sons Limited	Director
P.O. Box 130
255 Commercial Street
North Sydney, Nova Scotia B2A 3M2

David A. Nield	330 University Ave.	Director
Toronto, Ontario M5G 1R8

R. Jeffrey Orr	(4)	Director

Michel Plessis-Bélair, F.C.A.	(4)	Director

Brian E. Walsh	QVan Capital, LLC	Director
1 Dock Street, 4th Floor
Stamford, Connecticut 06902

Mitchell T.G. Graye	(3)	Executive Vice-President,
Chief Financial Officer

Richard F. Rivers	(2)	Executive Vice President,
Great-West

Healthcare

Douglas L. Wooden	(3)	Executive Vice-President,
Financial Services
Positions and Offices
Name	Principal Business Address	with Depositor

George C. Bogdewiecz	(6)	Senior Vice President,
Human Resources

S. Mark Corbett	(3)	Senior Vice-President,
Investments

Chris H. Cumming	(3)	Senior Vice President,

Marketing, Healthcare, Jumbo 401(k)

Glen R. Derback	(3)	Senior Vice President
and Controller

Miles R. Edwards	(3)	Senior Vice President,
FASCore Operations

Terry L. Fouts	(2)	Senior Vice President and
Chief Medical Officer

John R. Gabbert	(2)	Senior Vice President,
Great-West Healthcare
Chief Information Officer

Donna A. Goldin	(2)	Senior Vice-President
Great-West
Healthcare Operations

Wayne Hoffmann	(3)	Senior Vice-President,
Investments

Christopher M. Knackstedt	(2)	Senior Vice President,
Healthcare Management

Ron J. Laeyendecker	(3)	Senior Vice President,
Executive Benefits Markets

James L. McCallen	(3)	Senior Vice President
and Actuary

Graham R. McDonald	(3)	Senior Vice President,
Corporate Administration

Scot A. Miller	(6)	Senior Vice President,
FASCore Systems

Charles P. Nelson	(3)	Senior Vice-President,
Retirement Services

Marty Rosenbaum	(2)	Senior Vice-President,

Great-West
Healthcare Finance

Gregg E. Seller	(3)	Senior Vice-President,
Retirement Services
Government Markets

Robert K. Shaw	(3)	Senior Vice-President,
Individual
Markets

Positions and Offices
Name	Principal Business Address	with Depositor

Douglas J. Stefanson	(2)	Senior Vice President,
Healthcare Underwriting

George D. Webb	(3)	Senior Vice-President,
Retirement Services,
P/NP Operations

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(5)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

(6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Item 26. Persons controlled by or under common control with the Depositor or Registrant as of 12/31/06

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada (Canada) – Holding and Management Company
100.0% - 2795957 Canada Inc. (Canada) – Holding Company
100.0% - 171263 Canada Inc. (Canada) – Holding Company
66.4% - Power Financial Corporation (Canada) – Holding Company
70.6% - Great-West Lifeco Inc. (Canada) – Holding Company
100.0% - GWL&A Financial (Canada) Inc. (Canada) – Holding Company
100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) – Holding Company
100.0% - GWL&A Financial Inc. (Delaware) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (Canada) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital, LLC (Delaware) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (Delaware) – Holding Company
100.0% - Great-West Life & Annuity Insurance Company (Colorado) – Life and Health Insurance Company
100.0% - First Great-West Life & Annuity Insurance Company (New York) – Life and Health Insurance Company
100.0% - Advised Assets Group, LLC (Colorado) – Investment Advisor
100.0% - Alta Health & Life Insurance Company (Indiana) – Life and Health Insurance Company
100.0% - BenefitsCorp, Inc. (Delaware) – Insurance Agency
100.0% - GWFS Equities, Inc. ( Delaware) – Securities Broker/Dealer
100.0% - BenefitsCorp, Inc. of Wyoming (Wyoming) – Insurance Agency
100.0% - Canada Life Insurance Company of America (Michigan) – Life and Health Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (South Carolina) – Captive Insurance Company
100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) – Third Party
100.0% - Emjay Corporation (Wisconsin) – Third Party Administrator
100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) Third Party Administrator
100.0% - Great-West Healthcare Holdings, Inc. (Colorado) – Holding Company
100.0% - Great-West Healthcare, Inc. (Vermont) – Network Contracting, Development and Management
100.0% - Great-West Healthcare of Arizona, Inc. (Arizona) – Health Care Services Organization
100.0% - Great-West Healthcare of California, Inc. (California) – Health Maintenance Organization
100.0% - Great-West Healthcare of Colorado, Inc. (Colorado) – Health Maintenance Organization
100.0% - Great-West Healthcare of Florida, Inc. (Florida) – Health Maintenance Organization
100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) – Health Maintenance Organization
100.0% - Great-West Healthcare of Illinois, Inc. (Illinois) – Health Maintenance Organization
100.0% - Great-West Healthcare of Indiana, Inc. (Indiana) – Health Maintenance Organization
100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) – Health Maintenance Organization

100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey) – Health Maintenance Organization
100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina) – Health Maintenance Organization
100.0% - Great-West Healthcare of Ohio, Inc. (Ohio) – Health Maintenance Organization
100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) – Health Maintenance Organization
100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) – Health Maintenance Organization
100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee) – Health Maintenance Organization
100.0% - Great-West Healthcare of Texas, Inc. (Texas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Washington, Inc. (Whashington) – Health Maintenance Organization
100.0% - One Orchard Equities, Inc. (Colorado) Securities Broker/Dealer
100.0% - Mediversal, Inc. (Nevada) – Third Party Administrator
100.0% - Universal Claims Administration (Nevada) – Third Party Administrator
100.0% - FASCore, LLC (Colorado) – Third Party Administrator
100.0% - GWL Properties Inc. (Colorado) – Real Estate Corporation
50.0% - Westkin Properties Ltd. (California) – Real Estate Corporation
100.0% - Great-West Benefit Services, Inc. (Delaware) – Leasing Company
88.89% - Maxim Series Fund, Inc. (Maryland) – Investment Company
100.0% - GW Capital Management, LLC (Colorado) – Investment Advisor
100.0% - Orchard Capital Management, LLC (Colorado) – Investment Advisor
100.0% - Orchard Trust Company, LLC (Colorado) – Trust Company
100.0% - IHN, Inc. (Indiana) - Network Contracting, Development and Management
100.0% - Lottery Receivable Company One LLC (Delaware) – Lottery Annuity Administrator
100.0% - LR Company II, L.L.C. (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust IV (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust V (Delaware) – Lottery Annuity Administrator

Item 27.	Number of Contractowners

As of February 28, 2007, there were 2 owners of non-qualified group contracts and 1,375 of qualified group contracts offered by Registrant.

Item 28.	Indemnification

Provisions exist under the Colorado General Corporation Code and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)

"Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2)

"Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promotor, or a trustee of or to hold a similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)	"Expenses" includes counsel fees.

(4)

"Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)

"Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	"Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	"Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)

Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)	In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and
(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)

A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)

The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)

In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)	The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)

The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)	A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

(2)

The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)

Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)

If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)

If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)

A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)	The determinations required by subsection (1) of this section shall be made:

(a)

By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

(b)

If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)

If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)

By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders.

(4)

Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)

An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)

A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or entity or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)

A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)

Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of GWL&A

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29.	Principal Underwriter

(a)

GWFS Equities, Inc. (“GWFS”) currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, Variable Annuity Account-1 Series Account, COLI VUL-2 Series Account and Maxim Series Account of GWL&A and Variable Annuity Account-1 Series Account of First Great-West Life & Annuity Insurance Company in addition to those of the Registrant.

(b)	Directors and Officers of GWFS

Position and Offices
Name	Principal Business Address	with Underwriter

Charles P. Nelson	(1)	Chairman and President

Robert K. Shaw	(1)	Director

Graham R. McDonald	(1)	Director

Gregg E. Seller	18101 Von Karman Ave., Suite 1460	Director and Senior
Irvine, CA 92715	Vice President

Thomas M. Connolly	300 Broadacres Drive	Vice President
Bloomfield, NJ 07003

Miles R. Edwards	(1)	Senior Vice President

William S. Harmon	(1)	Vice President

Kent A. Morris	500 North Central, Suite 220	Vice President
Glendale, CA 91203

Glen R. Derback	(1)	Treasurer

Beverly A. Byrne	(1)	Secretary and Chief
Compliance Officer

Dennis K. Cohen	(1)	Assistant Vice President,
Taxation

Teresa L. Luiz	(1)	Compliance Officer

Mary C. Maiers	(1)	Investments Compliance Officer

____________

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

(c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Net
Name of	Underwriting	Compensation
Principal	Discounts and	on	Brokerage
Underwriter	Commissions	Redemption	Commissions	Compensation

GWFS	-0-	-0-	-0-	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a)

Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Registrant represents that in connection with its offering of Group Contracts as funding vehicles for retirement plans meeting the requirement of Section 403(b) of the Internal Revenue Code of 1986, as amended, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1) - (4) thereof have been complied with.

(e)

Registrant represents that in connection with its offering of Group Contracts as funding vehicles under the Texas Optional Retirement Program, Registrant is relying on the exceptions provided in Rule 6c-7 of the Investment Company Act of 1940 and that the provisions of paragraphs (a) -(d) thereof have been complied with.

(f)

GWL&A represents that the fees and charges deducted under the Group Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by GWL&A

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 42 and has duly caused this Post-Effective Amendment No. 42 to the Registration Statement on Form N-4 to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 27th day of April, 2007.

FUTUREFUNDS SERIES ACCOUNT
(Registrant)

By:	/s/ Raymond L. McFeetors
Raymond L. McFeetors, President
and Chief Executive Officer of
Great-West Life & Annuity
Insurance Company

GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY
(Depositor)

By:	/s/ Raymond L. McFeetors
Raymond L. McFeetors, President
and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment No. 42 to the Registration Statement has been signed by the following persons in the capacities with Great-West Life & Annuity Insurance Company and on the dates indicated.

Signature and Title	Date

/s/ Robert Gratton	April 27, 2007

Director, Chairman of the Board

(Robert Gratton*)

/s/ Raymond L. McFeetors	April 27, 2007

Director, President and Chief Executive

Officer (Raymond L. McFeetors)

/s/ Mitchell T.G. Graye	April 27, 2007

Executive Vice President and Chief

Financial Officer (Mitchell T.G. Graye)

/s/ James Balog	April 27, 2007

Director, (James Balog*)

/s/ John L. Bernbach	April 27, 2007

Director, (John L. Bernbach*)

Signature and Title	Date

/s/ Orest T. Dackow	April 27, 2007

Director (Orest T. Dackow*)

/s/ André Desmarais	April 27, 2007

Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	April 27, 2007

Director (Paul Desmarais, Jr*.)

/s/ Kevin P. Kavanagh	April 27, 2007

Director (Kevin P. Kavanagh*)

/s/ Alain Louvel	April 27, 2007

Director (Alain Louvel*)

Director (William Mackness)

/s/ William T. McCallum	April 27, 2007

Director, Vice-Chairman of the Board

(William T. McCallum*)

/s/ Jerry E.A. Nickerson	April 27, 2007

Director (Jerry E.A. Nickerson*)

/s/ David A. Nield	April 27, 2007

Director (David A. Nield*)

Director (R. Jeffrey Orr)

/s/ Michel Plessis-Bélair	April 27, 2007

Director (Michel Plessis-Bélair*)

/s/ Brian E. Walsh	April 27, 2007

Director (Brian E. Walsh*)

*By:	/s/ R. G. Schultz	April 27, 2007
R. G. Schultz

Attorney-in-fact pursuant to Powers of Attorney are filed herewith.